UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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Minnesota Municipal Income Portfolio Inc. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO HOLDERS OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES OF

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

AND

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

[—], 2014

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement?

A.	You are receiving the enclosed Joint Proxy Statement as a holder of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of Minnesota Municipal Income Portfolio Inc. (“Minnesota Municipal Income”) or First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II” and together with Minnesota Municipal Income, the “Target Funds” or each individually, a “Target Fund”) in connection with both a Special Meeting and the Annual Meeting of shareholders of the Target Funds.

(1) Approval of Mergers. At each Target Fund’s Special Meeting of shareholders, shareholders of such Target Fund will be asked to approve the merger of their Target Fund with and into a wholly-owned subsidiary of a newly organized fund, Nuveen Minnesota Municipal Income Fund (the “Acquiring Fund”), managed by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and sub-advised by Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”) (the “Mergers”). The Board of Directors of each Target Fund (each, a “Board”) has approved the Mergers as part of a series of proposals that are designed to transition the closed-end fund asset management business of U.S. Bancorp Asset Management, Inc. (“USBAM”), the current investment adviser and administrator to the Target Funds, to Nuveen. As a result of this transition, the Target Funds will become a part of the Nuveen family of funds (“Nuveen Funds”).

(2) Approval of New Investment Sub-Advisory Agreements. Nuveen Investments, Inc. (“Nuveen Investments”) recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). USBAM has retained Nuveen Fund Advisors and Nuveen Asset Management, each a subsidiary of Nuveen Investments, as sub-advisers to manage the assets of your Target Fund. In the event the Mergers are not approved, or the TIAA-CREF Transaction takes place before the closing of the Mergers, securities laws require your Target Fund’s shareholders to approve a new sub-advisory agreement between USBAM and each sub-adviser to your Target Fund to permit such sub-adviser to continue to manage your Target Fund. At your Target Fund’s Special Meeting, shareholders of your Target Fund will be asked to approve a new sub-advisory agreement between USBAM and each sub-adviser to your Target Fund.

(3) Approval of Board Nominees. At each Target Fund’s Annual Meeting of shareholders, you will be asked to elect directors to your Fund’s Board.

Your Target Fund’s Board, which is comprised entirely of Board members who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, unanimously recommends that you vote FOR each proposal applicable to your Target Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Target Fund may not be able to hold its Special or Annual Meeting or the vote on each issue.

Special Meeting Proposals

Q.	Why has each Target Fund’s Board recommended this Merger proposal?

A.	USBAM, a wholly-owned subsidiary of U.S. Bank National Association, currently serves as the investment adviser and administrator for the Target Funds. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including the Target Funds. Nuveen Fund Advisors and Nuveen Asset Management have served as sub-advisers with respect to the Target Funds since January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and transfer of certain personnel. The Board of each Target Fund considered various alternatives in light of USBAM’s decision to discontinue the closed-end fund asset management business and has determined that it is in the best interests of such Target Fund to transition advisory services and responsibility for fund operations, including fund administration, regulatory and compliance matters and marketing support, to Nuveen. By merging with and into a wholly-owned subsidiary of the Acquiring Fund, the Target Funds would become part of the Nuveen Funds, and Nuveen would serve as the investment adviser to the Acquiring Fund and would be responsible for all aspects of fund operations.

Q.	How will holders of VMTP Shares be affected by the Mergers?

A.	Each Target Fund has one series of VMTP Shares outstanding as of the date of the enclosed Joint Proxy Statement. The Acquiring Fund is newly created and has no common or preferred shares outstanding as of the date of the enclosed Joint Proxy Statement. Upon the closing of the Mergers, holders of Target Fund VMTP Shares will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund having substantially the same terms, as of the closing of the Mergers, as the VMTP Shares of the Target Fund exchanged therefor. The Acquiring Fund VMTP Shares to be issued to Target Fund shareholders will rank on a parity with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Q.	Will the terms of the VMTP Shares to be received in the Mergers be substantially the same as the terms of the VMTP Shares of each Target Fund currently outstanding?

A.	Yes. Upon the closing of the Mergers, holders of VMTP Shares of each Target Fund will receive, in exchange for each VMTP Share held immediately prior to the Mergers, one VMTP Share of a new series of the Acquiring Fund having substantially the same terms, as of the closing of the Mergers, to such Target Fund’s VMTP Share exchanged therefor, including the same:

•	dividend rate and dividend rate determination method, including applicable spread adjustments;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights;

•	registration rights; and

•	information delivery requirements.

In addition, the Agreement and Plan of Merger provides that the newly issued series of Acquiring Fund VMTP Shares will be rated no less than the then current rating assigned to the Target Fund VMTP Shares being exchanged therefor.

Q.	Do the Target Funds and the Acquiring Fund have similar investment objectives, policies, strategies and risks?

A.	Yes. The Target Funds and the Acquiring Fund have substantially similar investment objectives, policies, strategies and risks. Each Target Fund’s investment objective focuses on providing income that is exempt from regular federal and Minnesota personal income taxes. The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes. The Acquiring Fund also has a secondary objective to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Each Fund also has a fundamental policy requiring it to invest, under normal circumstances, at least 80% of its assets in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes. This policy may not be changed without shareholder approval.

The Target Funds have the same portfolio managers. These portfolio managers will manage the Acquiring Fund after the Mergers.

Additionally, each Target Fund is a leveraged closed-end management investment company and currently engages in leverage through VMTP Shares. In connection with the Mergers, the Acquiring Fund will issue VMTP Shares in an amount and on substantially the same terms as the outstanding Target Fund VMTP Shares, as described above. Further, the Acquiring Fund and each Target Fund can each utilize portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options, dollar rolls and inverse floating rate securities.

Q.	Does the investment management agreement for the Acquiring Fund differ from my Target Fund’s current investment management agreement?

A.

Yes. While the investment advisory services to be provided under the Acquiring Fund’s investment management agreement with Nuveen Fund Advisors are similar to those provided under the current investment management agreement between each Target Fund and USBAM, there are differences in the terms of the agreements because the Acquiring Fund’s agreement is based on the form used by the Nuveen Funds. One important difference is that the fee rate under the Acquiring Fund’s investment management agreement will be comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints, while the rate in each Target Fund’s current investment management agreement is based only on a fund-level fee rate that does not include breakpoints. In addition, the fee rate under the Acquiring Fund’s investment management agreement is calculated based on managed assets, while the fee rate under each Target Fund’s current investment management agreement is calculated based on net assets. Fees based on managed assets generally include net assets as well as assets attributable to leverage and will result in higher management fees. Another important difference is that the services to be provided under the Acquiring Fund’s investment management agreement include certain administrative services. Under the current structure for the Target Funds, administrative services and certain additional services are provided pursuant to a separate administration agreement between each Target Fund and USBAM.

A comparison of certain provisions of the Acquiring Fund’s investment management agreement and the current investment management agreement for each Target Fund is included in the enclosed Joint Proxy Statement.

Q.	Does the sub-advisory agreement for the Acquiring Fund differ from my Target Fund’s current sub-advisory agreement with Nuveen Asset Management?

A.	Yes. While the services currently provided by Nuveen Asset Management to each Target Fund under each Target Fund’s current sub-advisory agreements will be substantially the same as the services to be provided by Nuveen Asset Management to the Acquiring Fund under the Acquiring Fund’s sub-advisory agreement, the terms of the Acquiring Fund’s sub-advisory agreement differ from those of the Target Funds’ current sub-advisory agreements primarily in terms of the manner in which fees are calculated and paid. Under each Target Fund’s current sub-advisory agreement, Nuveen Asset Management is compensated by USBAM at a specified fee rate. Under the Acquiring Fund’s sub-advisory agreement, Nuveen Asset Management is compensated by Nuveen Fund Advisors as a percentage of the fees payable to Nuveen Fund Advisors by the Acquiring Fund. Under each sub-advisory agreement, the investment adviser, and not the Fund, is responsible for paying the sub-adviser.

A comparison of certain provisions of the Acquiring Fund’s sub-advisory agreement and the current sub-advisory agreement with Nuveen Asset Management for each Target Fund is included in the enclosed Joint Proxy Statement.

Q.	Will the Mergers constitute a taxable event for federal income tax purposes for holders of VMTP Shares of the Target Funds?

A.	No. Each Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of a Target Fund who receive Acquiring Fund VMTP Shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. To the extent that a Target Fund’s portfolio securities are sold in connection with the Mergers, such Target Fund may realize gains or losses. Gains from such sales will be taxable to Target Fund preferred shareholders to the extent such amounts are required to be allocated to distributions received by such Target Fund preferred shareholders. However, it is not currently expected that any significant portfolio sales will occur solely in connection with the Merger (less than 5% of the assets of each Target Fund). In addition, gain or loss may be recognized by preferred shareholders of a Target Fund who exercise dissenters’ rights of appraisal under Minnesota law.

Q.	What will happen if the Mergers are not consummated?

A.	The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither Merger will occur if the other Target Fund does not obtain its requisite shareholder approvals or satisfy the other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Q.	What is the timetable for the Mergers?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about [—], 2014 or as soon as practicable thereafter.

Proposals Regarding the New Sub-Advisory Agreements

Q.	How will I as a holder of VMTP Shares be affected by the TIAA-CREF Transaction?

A.	Your investment will not change as a result of Nuveen Investments’ change of ownership. If the Mergers are not approved or the closing of the TIAA-CREF transaction takes place before the closing of the Mergers, you will still own the same Target Fund VMTP Shares immediately before and after the TIAA-CREF Transaction. If the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, USBAM and your Target Fund’s sub-advisers will continue to manage your Target Fund according to the same objectives and policies as were in place immediately before the TIAA-CREF Transaction, and do not anticipate any significant changes to your Target Fund’s operations solely in connection with the TIAA-CREF Transaction.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, you will still own the same Acquiring Fund VMTP Shares immediately before and after the TIAA-CREF Transaction. Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies as are in place immediately before the TIAA-CREF Transaction, and do not anticipate any significant changes to the Acquiring Fund’s operations solely in connection with the TIAA-CREF Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the current agreements of the Funds described above and the new agreements being considered in connection with the TIAA-CREF Transaction?

A.	No. The terms of the new agreements for each Target Fund and the Acquiring Fund in connection with the TIAA-CREF Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the TIAA-CREF Transaction. There will be no change in the contractual management fees you pay as a result of the TIAA-CREF Transaction.

Q.	What will happen if shareholders of my Target Fund do not approve the new sub-advisory agreements before consummation of the TIAA-CREF Transaction?

A.	Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Target Fund under interim sub-advisory agreements with USBAM, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Target Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Target Fund’s operations.

Annual Meeting Proposal

Q.	What proposal am I being asked to vote on at the Annual Meeting?

A.	At the Annual Meeting, shareholders of each Target Fund will be asked to elect directors. Each director nominee currently serves as a director of each Target Fund. These directors will serve until the closing of the Mergers.

General

Q.	How does the Board of my Target Fund recommend that I vote on the proposals to be considered at the Special Meeting and Annual Meeting?

A.	After careful consideration, each Board has determined that each of the above proposals is in the best interests of its Target Fund and recommends that you vote FOR these proposals for your Target Fund.

Q.	Will holders of VMTP Shares of the Target Funds have to pay any fees or expenses in connection with the Meetings?

A.	No. Preferred shareholders will not bear any costs of the Meetings. Each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, Securities and Exchange Commission registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen, USBAM or their affiliates will bear all expenses in excess of such amounts.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Mergers. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Target Funds or the Target Funds’

investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (877) 520-8548 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Target Fund may not be able to hold its Special Meeting or Annual Meeting or the vote on each issue, and may be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[—], 2014

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

AND

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [—], 2014

To Holders of Variable Rate MuniFund Term Preferred Shares:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Minnesota Municipal Income Portfolio Inc. (“Minnesota Municipal Income”) and First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II”) (the “Target Funds” or each individually, a “Target Fund”) will be held at the offices of U.S. Bancorp Asset Management, Inc. (“USBAM”), 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on [—], 2014 at [—], Central time, to consider and vote on the following proposals:

1.	Agreement and Plan of Merger. For each Target Fund, to approve an Agreement and Plan of Merger pursuant to which each Target Fund will merge with and into NMMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company organized as a wholly-owned subsidiary of Nuveen Minnesota Municipal Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of each Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Merger.

(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Merger.

2.	Approval of New Investment Sub-Advisory Agreements. For each Target Fund, to approve a new sub-advisory agreement between USBAM and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:

(a)	the common and preferred shareholders voting as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC; and

(b)	the common and preferred shareholders voting as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC.

3.	Other Business. For each Target Fund, to transact such other business as may properly come before the Special Meeting.

Together with this notice and the Notice of Annual Meeting of Shareholders, each Fund is delivering to holders of its preferred shares a Joint Proxy Statement and to holders of its common shares a separate proxy statement/prospectus with respect to the matters outlined above. Only shareholders of record as of the close of business on [—], 2014 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

As described in the accompanying Joint Proxy Statement under the caption “Proposal No. 1—Information about the Mergers—Dissenting Shareholders’ Rights of Appraisal,” preferred shareholders of the Target Funds who object to the proposed merger of their Fund are entitled to demand payment of the “fair value” of their preferred shares under procedures set forth in the Minnesota Business Corporation Act. The relevant sections of that Act are reproduced in Appendix B to the Joint Proxy Statement.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Richard J. Ertel

Secretary

First American Funds

[—], 2014

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC. AND FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [—], 2014

To Holders of Variable Rate MuniFund Term Preferred Shares:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Minnesota Municipal Income Portfolio Inc. (“Minnesota Municipal Income”) and First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II” and together with Minnesota Municipal Income, the “Target Funds” or each individually, a “Target Fund”) will be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on [—], 2014 at [—], Central time, to consider and vote on the following proposals:

1.	Election of Board Members. For each Target Fund, to elect five (5) members of the board of directors.

(a)	the common and preferred shareholders voting as a single class to elect three (3) Board Members.

(b)	the preferred shareholders voting separately to elect two (2) Board Members.

2.	Other Business. For each Target Fund, to transact such other business as may properly come before the Annual Meeting.

Together with this notice and the Notice of Special Meeting of Shareholders, each Fund is delivering to holders of its preferred shares a Joint Proxy Statement and to holders of its common shares a separate proxy statement/prospectus with respect to the matters outlined above. Only shareholders of record as of the close of business on [—], 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Richard J. Ertel

Secretary

First American Funds

FIRST AMERICAN FUNDS

P.O. BOX 1330

MINNEAPOLIS, MINNESOTA 55440-1330

(800) 677-3863

PROXY STATEMENT

HOLDERS OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

OF

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

AND

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

[—], 2014

This Joint Proxy Statement is being furnished to the holders of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of Minnesota Municipal Income Portfolio Inc. (“Minnesota Municipal Income”) and First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II”) (the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Target Fund’s Board of Directors, for use at the Special and Annual Meetings of shareholders of each Target Fund to be held at the offices of U.S. Bancorp Asset Management, Inc. (“USBAM”), 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on [—], 2014 at [—], Central time, and at any and all adjournments or postponements thereof (each, a “Meeting” and collectively, the “Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement. Each of the Target Funds is a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement are first being sent to shareholders of the Target Funds on or about [—], 2014. Shareholders of record of the Target Funds as of the close of business on [—], 2014 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof. This Joint Proxy Statement contains all the information that shareholders of each Target Fund need to consider the proposals presented at the Meetings for their Target Fund.

This Joint Proxy Statement explains concisely what you should know before voting on the proposals for your Fund described in this Joint Proxy Statement, including the proposed merger of each Target Fund with and into a wholly-owned subsidiary of Nuveen Minnesota Municipal Income Fund, a newly organized Massachusetts business trust that will operate after the consummation of the Mergers (as defined below) as a registered closed-end management investment company (the “Acquiring Fund”), and the approval of new sub-advisory agreements for each Target Fund in connection with the TIAA-CREF Transaction (as defined below), each as described herein. Please read it carefully and keep it for future reference. The Acquiring Fund is a newly organized Massachusetts business trust. The Target Funds and the Acquiring Fund are referred to collectively herein as the “Funds” and each, a “Fund.” Each Fund’s Board of Directors or Board of Trustees is referred to as a “Board” and collectively as the “Boards” and each Director or Trustee as a “Board Member” in this document.

On the matters coming before each Meeting as to which a choice has been specified by shareholders of the applicable Target Fund on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with such Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meetings and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meetings, however, will not revoke any previously submitted proxy.

The Board of each Target Fund has determined that the use of this Joint Proxy Statement for the Meetings is in the best interests of each Target Fund and its holders of VMTP Shares in light of the similar matters being considered and voted on by holders of VMTP Shares.

The following table indicates the proposals of each Target Fund for which the votes of holders of VMTP Shares are being solicited pursuant to this Joint Proxy Statement.

Matter	Common Shares		Preferred Shares
For Shareholders of Minnesota Municipal Income

Special Meeting Proposals

1        To approve an Agreement and Plan of Merger pursuant to which each Target Fund will merge with and into NMMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company organized as a wholly-owned subsidiary of the Acquiring Fund, with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of each Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

(a) the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.	X	*	X

(b) the preferred shareholders voting separately to approve the Agreement and Plan of Merger.	—		X

2 To approve a new sub-advisory agreement between USBAM and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:

(a) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC.	X	*	X

(b) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC.	X	*	X

Annual Meeting Proposals

1 To elect five (5) Board Members.

(a) the common and preferred shareholders voting together as a single class to elect three (3) Board Members.	X	*	X

(b) the preferred shareholders voting separately to elect two (2) Board Members.	—		X

ii

Matter	Common Shares		Preferred Shares
For Shareholders of Minnesota Municipal Income II

Special Meeting Proposals

1        To approve an Agreement and Plan of Merger pursuant to which each Target Fund will merge with and into NMMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company organized as a wholly-owned subsidiary of the Acquiring Fund, with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of each Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

(a) the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.	X	*	X

(b) the preferred shareholders voting separately to approve the Agreement and Plan of Merger.	—		X

2 To approve a new sub-advisory agreement between USBAM and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:

(a) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC.	X	*	X

(b) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC.	X	*	X

Annual Meeting Proposals

1 To elect five (5) Board Members.

(a) the common and preferred shareholders voting together as a single class to elect three (3) Board Members.	X	*	X

(b) the preferred shareholders voting separately to elect two (2) Board Members.	—		X

*	Each Target Fund is separately soliciting the votes of its common shareholders on each of the foregoing proposals that requires common shareholders to vote together with preferred shareholders as a single class through a separate proxy statement/prospectus.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of two Board Member nominees to be elected by holders of preferred shares of each Target Fund at the Annual Meeting, 33 1/3% of the preferred shares entitled to vote, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for such Meeting.

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The inspectors of election will determine whether or not a quorum is present at each Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at each Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Those persons who were shareholders of record at the close of business on [—], 2014 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of April 30, 2014, the shares of the Target Funds issued and outstanding are as follows:

Target Fund (Ticker Symbol)	Common Shares	VMTP Shares
Minnesota Municipal Income (MXA)	4,146,743	311
Minnesota Municipal Income II (MXN)	1,472,506	130

The common shares of each Target Fund are listed on the NYSE MKT. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol NMS. VMTP Shares of the Funds are not listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE MKT, 11 Wall Street, New York, New York 10005.

Mergers. The proposed mergers seek to combine the two Target Funds, which have substantially similar investment objectives, policies and risks, in order to achieve certain economies of scale and other operational efficiencies for the Target Funds. The Agreement and Plan of Merger provides for the merger of each Target Fund with and into the Merger Sub, a Massachusetts limited liability company organized as a wholly-owned subsidiary of the Acquiring Fund, with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (and cash being distributed in lieu of any fractional Acquiring Fund common shares) and holders of VMTP Shares of the Target Fund receiving newly issued VMTP Shares of the Acquiring Fund in exchange for their respective Target Fund shares (each, a “Merger” and collectively, the “Mergers”). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the consummation of the Mergers as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares having substantially the same terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Mergers. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in each Merger will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the Merger.

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All preferred shares of the Acquiring Fund to be issued in connection with the Mergers to each Target Fund will rank on a parity with each other and with any other preferred shares of the Acquiring Fund issued in the future as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund to be issued in connection with the Mergers will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and as to distribution of assets in the event of the Acquiring Fund’s liquidation.

The Merger Sub has been formed for the purpose of consummating the Mergers and neither the Merger Sub nor the Acquiring Fund will commence operations prior to the closing of the Mergers, except as necessary to facilitate the Mergers. The Acquiring Fund will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement.

With respect to each Merger, the Merger is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of the Target Fund’s outstanding preferred shares, voting separately as a single class.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approvals and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither Merger will occur if the other Target Fund does not obtain the requisite shareholder approvals or satisfy its other closing conditions. Each Target Fund exercises no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Approval of New Sub-Advisory Agreements. Nuveen Investments, Inc. (“Nuveen Investments”) recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). USBAM has retained Nuveen Fund Advisors and Nuveen Asset Management (collectively, “Nuveen”), each a subsidiary of Nuveen Investments, as sub-advisers to manage the assets of each Target Fund and provide certain other services. In the event the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, securities laws require each Target Fund’s shareholders to approve a new sub-advisory agreement between USBAM and each sub-adviser to the Target Fund to permit such sub-adviser to continue to manage the Target Fund.

An investment in a Target Fund will not change as a result of Nuveen Investments’ change of ownership. Each shareholder will still own the same Target Fund shares immediately before and after the TIAA-CREF Transaction. If the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, USBAM and each Target Fund’s sub-advisers will continue to manage the Target Fund according to the same objectives and policies as

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were in place immediately before the TIAA-CREF Transaction, and do not anticipate any significant changes to the Target Fund’s operations solely in connection with the TIAA-CREF Transaction.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, the Acquiring Fund will be required to enter into a new investment advisory agreement with Nuveen Fund Advisors and a new sub-advisory agreement with Nuveen Asset Management upon the closing of the TIAA-CREF Transaction. It is a condition to the closing of the Mergers that the initial shareholder of the Acquiring Fund shall have approved such new agreements. In this event, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in this Joint Proxy Statement, and do not anticipate any significant changes to the Acquiring Fund’s operations solely in connection with the TIAA-CREF Transaction.

The terms of the new and current sub-advisory agreements for each Target Fund are substantially identical. The terms of the new and initial investment advisory and sub-advisory agreements for the Acquiring Fund are also substantially identical. There will be no change in the contractual management fees paid by Fund shareholders as a result of the TIAA-CREF Transaction.

This Joint Proxy Statement concisely sets forth the information holders of VMTP Shares of the Target Funds should know before voting on the proposals. Shareholders should read it carefully and retain it for future reference.

Additional Information. The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the audited financial statements and related independent registered public accounting firm’s report for each Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended August 31, 2013; and

(ii)	the unaudited financial statements for each Target Fund contained in the Target Fund’s Semi-Annual Report for the fiscal period ended February 28, 2014.

No other parts of the Target Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 677-3863 or writing the Target Funds at P.O. Box 1330, Minneapolis, Minnesota 55440-1330.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith the Funds file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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The offering and issuance of VMTP Shares of the Acquiring Fund [have/has] not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, the VMTP Shares may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VMTP Shares to be issued in the Mergers are being offered and sold only to holders of VMTP Shares of the Target Funds that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer. See the Confidential Information Memorandum (the “Memorandum”) attached as Appendix C to this Joint Proxy Statement.

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PROXY STATEMENT

[—], 2014

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

AND

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

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SPECIAL MEETING PROPOSALS

PROPOSAL NO. 1—MERGER OF EACH TARGET FUND WITH AND INTO A

WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND

A.	OVERVIEW AND BACKGROUND

USBAM, a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), currently serves as the investment adviser and administrator for the Target Funds. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including the Target Funds. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”) have served as sub-advisers with respect to the Target Funds since January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and the transfer of certain personnel. The Board of each Target Fund considered various alternatives in light of USBAM’s decision to discontinue the closed-end fund asset management business and has determined that it is in the best interests of such Target Fund to transition advisory services and responsibility for fund operations, including fund administration, regulatory and compliance matters and marketing support, to Nuveen. As a result of this transition, the Target Funds will become a part of the Nuveen family of funds (“Nuveen Funds”), with board members and officers common to the Nuveen Funds.

Shareholders of each Target Fund are being asked to consider the Agreement and Plan of Merger, which provides for the merger of each Target Fund with and into the Merger Sub, a Massachusetts limited liability company organized as a wholly-owned subsidiary of the Acquiring Fund, with common shareholders of each Target Fund receiving newly issued common shares in exchange for their Target Fund common shares (and cash being distributed in lieu of any fractional Acquiring Fund common shares) and holders of VMTP Shares of the Target Fund receiving newly issued VMTP Shares of the Acquiring Fund. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the Mergers as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement. The Mergers are designed to (1) maintain continuity of portfolio management following USBAM’s decision to discontinue the closed-end fund asset management business; (2) potentially achieve cost savings over time as a result of the larger size of the Acquiring Fund and breakpoints fees in the Acquiring Fund’s investment management agreement; (3) reduce trading costs and enhance secondary market appeal for common shares as the Acquiring Fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and (4) provide increased flexibility in managing the structure and costs of leverage over time.

USBAM, U.S. Bank and Nuveen Fund Advisors have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the consummation of the Mergers. The Facilitation Agreement provides, among other things, that USBAM and Nuveen Fund Advisors will use their reasonable best efforts to obtain the requisite shareholder approvals for the Mergers and will attempt to continue the Target Funds’ existing contractual arrangements or enter into new arrangements on commercially reasonable terms for the provision of similar services (such as transfer agency and custody/fund accounting services) upon the closing of the Mergers. The Facilitation Agreement also provides for the transfer of Target Fund records and the records of USBAM (to the extent they relate to the Target Funds) to Nuveen Fund Advisors and, if requested, for USBAM to make its personnel, including certain current Target Fund officers, available to continue to serve as officers of the Acquiring Fund for a transition period following the closing of the Mergers. The Mergers are expected to take effect on or about [—], 2014, or such other date as the parties may agree (the “Closing Date”). No Fund is a party to the Facilitation Agreement. See “D. Information about the Mergers–Other Agreements—Facilitation Agreement.”

B.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement with respect to the proposed Mergers and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and in the appendices hereto. Shareholders should read the entire Joint Proxy Statement carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement.

Background and Reasons for the Mergers

The Mergers are part of a series of proposals approved by the Boards of the Target Funds and other closed-end funds for which USBAM serves as investment adviser and administrator. The Mergers are designed to integrate the Target Funds into the Nuveen Funds. Based on information provided by USBAM and Nuveen, each Target Fund’s Board believes that the Mergers may benefit the Target Funds in a number of ways, including that the Mergers will enable shareholders of each Target Fund to continue their investment in a combined fund with substantially similar investment objectives, the same sub-adviser and the same portfolio managers following USBAM’s decision to discontinue the closed-end fund asset management business.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approvals and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither Merger will occur if the other Target Fund does not obtain the requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund. For a fuller discussion of the considerations of each Target Fund’s Board regarding approval of the Mergers, see “Proposal No. 1—Information About the Mergers—Reasons for the Mergers.”

Material Federal Income Tax Consequences of the Mergers

As a condition to closing, each Target Fund will receive, with respect to its proposed Merger, an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VMTP Shares received in connection with the Mergers by the holders of the VMTP Shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that neither Target Fund will recognize gain or loss for federal income tax purposes as a direct result of the Mergers. It is also expected that preferred shareholders of a Target Fund who receive Acquiring Fund preferred shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes as a direct result of such exchange. To the extent that a Target Fund’s portfolio securities are sold in connection with the Mergers, such Target Fund may recognize gains or losses. Gains from such sales will be taxable to holders of VMTP Shares of a Target Fund to the extent such amounts are required to be allocated to distributions received by holders of VMTP Shares of such Target Fund, which may increase or decrease the net capital gain or net investment income to be distributed by such Target Fund.

With respect to the preferred shares of the Acquiring Fund issued in the Mergers, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the each Merger will qualify as a tax-free reorganization under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Mergers, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity.

Comparison of the Acquiring Fund and Each Target Fund

General.    Each Target Fund is a non-diversified closed-end management investment company. The Acquiring Fund is a diversified closed-end management investment company. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	April 28, 2014	Massachusetts	business trust
Minnesota Municipal Income	April 22, 1993	Minnesota	corporation
Minnesota Municipal Income II	August 26, 2002	Minnesota	corporation

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	None	$0.01	None	None	NYSE
Minnesota Municipal Income	200,000,000	4,146,743	$0.01	None	None	NYSE MKT
Minnesota Municipal Income II	10,000,000	1,472,506	$0.01	None	None	NYSE MKT

(1)	As of April 30, 2014.
(2)	Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol NMS.

Each Target Fund is authorized to issue 1,000,000 preferred shares, par value $0.01 per share. Minnesota Municipal Income has 311 VMTP Shares outstanding, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $31.1 million. Minnesota Municipal Income II has 130 VMTP Shares outstanding, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $13 million. VMTP Shares are entitled to one vote per share.

The Acquiring Fund VMTP Shares to be issued in the Mergers will have rights and preferences that are substantially the same, as of the closing of the Mergers, to those of the outstanding Target Fund VMTP Shares for which they are exchanged. The Acquiring Fund VMTP Shares to be issued to Target Fund shareholders will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, preferred shares of the Acquiring Fund will have priority in all respects to the Acquiring Fund’s common shares, as to the payment of dividends and the distribution of assets upon liquidation.

Investment Objectives and Policies.    The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Minnesota Municipal Income’s investment objective is to provide high current income exempt from both regular federal income tax and State of Minnesota personal income tax, consistent with preservation of capital. Minnesota Municipal Income II’s investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax.

The Funds have substantially similar investment strategies. The following is a summary of the principal investment strategies of the Funds. As used below and throughout this Joint Proxy Statement, “Managed Assets” includes the net assets of the Acquiring Fund as well as assets that are attributable to all types of leverage.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
Investment Objective:	Investment Objective:	Investment Objectives:

The Fund’s investment objective is to provide high current income exempt from both regular federal income tax and State of Minnesota personal income tax, consistent with preservation of capital.	The Fund’s investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax.

The Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes.

The Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund’s primary investment objective is substantively similar to each Target Fund. The Acquiring Fund also has a secondary investment objective of enhancing portfolio value by investing in undervalued securities.

Principal Strategy:	Principal Strategy:	Principal Strategy:

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in securities that generate income that is exempt from both regular federal income tax and State of Minnesota personal income tax.	Under normal conditions, the Fund invests at least 80% of its assets (defined, for this purpose, to mean the Fund’s net assets plus the amount of any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax.	Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes.	Substantially the same.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
The Fund will invest primarily in municipal securities that are investment grade securities or securities of comparable quality, except the Fund may invest up to 20% of its total assets in municipal securities that, at the time of investment, are rated lower than investment grade or are unrated and deemed to be of comparable quality by the Fund’s sub-adviser.	The Fund invests primarily in municipal securities that are investment grade quality at the time of purchase. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody’s, S&P or Fitch, or equivalently rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or, if unrated, determined to be of comparable quality by the adviser. The Fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade or are unrated and deemed to be of comparable quality by the Fund’s sub-adviser.

The Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser.

The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. No more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser.

Substantially similar except that the Acquiring Fund has stated limits on securities rated below B3/B-.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
The Fund intends to emphasize investments in municipal obligations with long-term maturities.	The Fund invests primarily in municipal bonds with long-term maturities in order to maintain a dollar weighted average maturity of 15 to 30 years.	The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Fund may be shortened as a result of portfolio transactions effected by the adviser and/or the sub-adviser, depending on market conditions.	The Funds have similar policies to invest in municipal securities with long-term maturities.

The Fund may temporarily invest in high-quality, short-term, tax-exempt investments other than Minnesota municipal obligations.	During temporary defensive periods and in order to keep cash on hand fully invested the Fund may invest any percentage of its assets in short-term investments, including high-quality, short-term securities which may be either tax-exempt or taxable and securities of other open-end or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly.	During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable.	The Funds have similar policies.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
Other Investment Companies:	Other Investment Companies:	Other Investment Companies

The Fund may invest up to 5% of its total assets in the securities of unaffiliated closed-end investment companies that invest primarily in tax-exempt obligations.	The Fund may invest up to 10% of its total assets in common and preferred shares of other open- or closed-end investment companies that invest primarily in obligations of the types in which the Fund may invest directly.	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which a Fund may invest directly.	The Funds have similar policies.

Derivatives:	Derivatives:	Derivatives:

The Fund may enter into interest rate swaps, purchase or sell interest rate caps or floors, purchase and write put and call options on securities, enter into futures contracts, purchase and write options on futures contracts and sell securities on a when-issued or delayed-delivery basis to increase income, facilitate portfolio management and/or hedge interest rate risk.	The Fund may use futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors and sell securities on a when-issued or delayed-delivery basis to hedge its portfolio against changes in interest rates and to reduce volatility, and although it does not intend to do so, may use these to enhance income.	The Fund may enter into financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures and options on swap contracts in pursuit of its investment objectives, including to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.	Substantially similar.

Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund	Differences
Leverage:	Leverage:	Leverage:

The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities and (b) the issuance of preferred shares.	The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options, dollar rolls and inverse floating rate securities and (b) the issuance of preferred shares.	The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities and (b) the issuance of preferred shares.	Substantially the same.

Individual security ratings are based on information from Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), and/or Fitch Ratings, Ltd. (“Fitch”). In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Portfolio Allocation.    The following is a summary of the portfolio allocation as a percentage of total investments of the Target Funds as of February 28, 2014 and a pro forma portfolio allocation of the Acquiring Fund as though the Mergers had occurred on February 28, 2014.

% Managed Assets	Minnesota Municipal Income	Minnesota Municipal Income II	Acquiring Fund Pro Forma
Economic Development Revenue	2%	2%	2%
Education Revenue	16%	17%	16%
General Obligations	7%	9%	7%
Health Care Revenue	28%	26%	27%
Housing Revenue	13%	26%	17%
Industrial Development Revenue	2%	2%	2%
Leasing Revenue	5%	7%	5%
Miscellaneous Revenue	2%	1%	2%
Recreation Authority Revenue	—	1%	1%
Tax Revenue	5%	3%	4%
Utility Revenue	18%	4%	15%
Pre-refunded Securities	2%	2%	2%

TOTAL	100%	100%	100%

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, and (b) the issuance of preferred shares. Each Target Fund currently engages in leverage through the issuance of preferred shares. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Minnesota Municipal Income	2013	2012	2011
Asset Coverage Ratio	290%	316%	294%
Regulatory Leverage Ratio(1)	34%	32%	34%

Minnesota Municipal Income II	2013	2012	2011
Asset Coverage Ratio	253%	279%	266%
Regulatory Leverage Ratio(1)	40%	36%	38%

Acquiring Fund Pro Forma	2013	2012	2011
Asset Coverage Ratio	279%	305%	286%
Regulatory Leverage Ratio(1)	36%	33%	35%

(1)	Regulatory leverage consists of preferred shares issued by a Fund, which are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

Board Members and Officers.    As of the date of this Joint Proxy Statement, the Acquiring Fund has the same Board Members and board structure as the Target Funds. The Board of each Target Fund is responsible for overseeing generally the operation of the Target Funds, including general oversight of the duties performed by USBAM under its investment advisory and management agreement with each Target Fund (each, a “USBAM Advisory Agreement”). The Board of each Target Fund currently has five (5) Board Members, each of whom is not an “interested person” as that term is defined in the 1940 Act (the “Independent Board Members”). The names and business addresses of the Board Members and their principal occupations and other affiliations during the past five years are set forth under “Annual Meeting Proposal—Proposal 1: Election of Board Members.”

As a condition to closing, the Facilitation Agreement provides that the current Board Members of the Acquiring Fund will resign as of the Closing Date and will be replaced by Board Members who currently serve as board members to the Nuveen Funds (the “Nuveen Board Members”). Accordingly, immediately preceding the consummation of the Mergers, the Acquiring Fund’s Board will consist of the twelve (12) Board Members set forth in Appendix K, which includes the names and business addresses of the Nuveen Board Members and their principal occupations and other affiliations during the past five years and certain additional biographical information. Unlike the current Board Members of the Target Funds who stand for election every year, the Nuveen Board will be divided into three classes elected by the common and preferred shareholders (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year, and a separate class of two trustees elected each year by the preferred shareholders. As a result, it would take three years to elect a new board of trustees of the Acquiring Fund.

Currently, the officers of the Acquiring Fund are the same individuals who serve as officers of the Target Funds. As a condition to closing, the Facilitation Agreement provides that the individuals who currently serve as officers to the Nuveen Funds will become officers of the Acquiring Fund, immediately preceding the consummation of the Mergers. In addition, the Facilitation Agreement provides that USBAM will also make its personnel, including certain current Fund officers, available to continue to serve as officers of the Fund for a transition period following the closing of the Mergers.

The names and business addresses of the current officers of the Acquiring Fund and Nuveen personnel who will become officers of the Acquiring Fund as of the Closing Date are set forth in Appendix L.

Investment Adviser.    USBAM currently serves as the investment adviser and administrator to each Target Fund. Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to each Target Fund. Nuveen Fund Advisors will serve as the investment adviser to the Acquiring Fund pursuant to an investment management agreement between the Acquiring Fund and Nuveen Fund Advisors (the “Acquiring Fund Management Agreement”), and Nuveen Asset Management will serve as the sub-adviser to the Acquiring Fund pursuant to a sub-advisory agreement with Nuveen Fund Advisors (the “Acquiring Fund Sub-Advisory Agreement”).

The investment advisory services to be provided by Nuveen Fund Advisors to the Acquiring Fund under the Acquiring Fund Management Agreement generally are similar to the services provided by USBAM to the Target Funds under the USBAM Advisory Agreements. The USBAM Advisory Agreements provide that USBAM will manage the investment of the assets of each Target Fund. The Acquiring Fund Management Agreement similarly provides that, subject to the supervision of the Board, Nuveen Fund Advisors will manage the investment and reinvestment of the assets of the Acquiring Fund and also provides for the provision of certain administrative services to the Acquiring Fund. In addition, as discussed in more detail below, under the current sub-advisory agreements between Nuveen Fund Advisors and USBAM, Nuveen Fund Advisors assists in the supervision of each Target Fund’s investment program, manages risks and leverage, provides assistance in connection with determining dividends and distributions, provides tax advice and assists in the pricing of Target Fund securities. Nuveen Fund Advisors will provide such services to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement.

Currently, administrative services are provided by USBAM pursuant to a separate administration services agreement with each Target Fund (each, a “USBAM Administration Agreement”). USBAM has appointed Nuveen Fund Advisors as sub-administrator of each Target Fund pursuant to separate sub-administration agreements between USBAM and Nuveen Fund Advisors (each, a “USBAM Sub-Administration Agreement”), under which Nuveen Fund Advisors has agreed to provide various administrative services upon request, including reviewing shareholder communications and drafting portions of the shareholder annual reports. Nuveen Fund Advisors will provide such services, among others, to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement.

The USBAM Advisory Agreements generally provide that USBAM will (i) furnish the Target Funds with suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Target Funds, and (ii) arrange for officers, employees and other persons who are affiliated with USBAM or any entity which controls, is controlled by or is under common control with USBAM, to serve without compensation from the Target Funds as Board Members, officers or employees of the Target Funds if duly elected to such positions by the shareholders or Board Members of the Target Fund. The Acquiring Fund Management Agreement also generally provides that Nuveen Fund Advisors will be responsible for furnishing, at its expense, office space, facilities and equipment and providing officers and employees to carry out its duties under the agreement. Additionally, officers and employees of Nuveen are expected to become officers of the Acquiring Fund as of the Closing Date.

The fee and expense structure of the Acquiring Fund will reflect the fee and expense structure of the Nuveen Funds, which differs from the current management fee and expense structure of the Target Funds. The differences are as follows:

•

Nuveen Fund Advisors provides advisory and certain administrative services pursuant to a single agreement and a single fee, while USBAM provides advisory and administrative services pursuant to separate agreements and separate fees;

•

Under the Acquiring Fund’s fee and expense structure, certain expenses that are currently covered through the administrative fee will not be covered through the advisory fee, but will be paid directly by the Fund, such as sub-transfer agency and fund accounting fees; and

•

The Acquiring Fund’s management fee schedule is comprised of a fund-level fee rate and a complex-level fee rate based on managed assets (which include assets attributable to all types of leverage), both of which include breakpoints, and each Target Fund’s management fee schedule does not include breakpoints and is comprised of a Fund-level fee rate based on average weekly net assets including preferred shares.

The USBAM Advisory Agreement for each Target Fund generally provides that USBAM receives a monthly investment advisory fee in an amount equal to an annualized rate of approximately 0.35% of average weekly net assets including preferred shares.

Pursuant to the USBAM Administration Agreements, USBAM receives an administration fee from each Target Fund in an amount equal to an annualized rate of 0.20% of the Fund’s average weekly net assets, payable monthly. Under each USBAM Sub-Administration Agreement, USBAM pays Nuveen Fund Advisors a fee in an amount equal to an annualized rate of 0.05% of the average weekly net assets of each Target Fund for certain administrative and other services that Nuveen Fund Advisors provides to the Fund, payable monthly.

Under the Acquiring Fund Management Agreement, the Acquiring Fund will pay a monthly fee to Nuveen Fund Advisors in an amount equal to the sum of a fund-level fee and a complex-level fee. The annual fund-level fee rate under the Acquiring Fund Management Agreement is calculated by applying the following annual rates to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets*	Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
Over $1 billion	0.4000%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

The complex-level fee rate under the Acquiring Fund Management Agreement shall be calculated in such a manner that it results in the effective rate at the specified complex-level asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The complex-wide fee rate as of August 31, 2013 was 0.1694%.

If the Mergers are consummated, Nuveen Fund Advisors has agreed to waive its fees or reimburse expenses for two years following the Closing Date so that the total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will not exceed the lower of the total annual expense ratios (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis. Nuveen Fund Advisors’ fee waiver/expense reimbursement agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund Management Agreement terminates. In addition, Nuveen’s fund- and complex-level management fee breakpoint schedules create opportunity for cost savings over time from subsequent organic growth at both the fund level and complex level.

The USBAM Advisory Agreements do not specifically address the standard of care required of the investment adviser. The Acquiring Fund Management Agreement provides that Nuveen Fund Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation to make such purchase, sale or retention shall have been made with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Nuveen Fund Advisors in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The USBAM Advisory Agreements provide that, unless earlier terminated, they will remain in effect for a period of two years from the date of their execution and thereafter from year to year, but only so long as such continuation is specifically approved in the manner required by the 1940 Act. The Acquiring Fund Management Agreement provides that, unless earlier terminated, it will remain in effect for an initial term as specified therein (which shall not exceed two years) and thereafter from year to year, but only so long as such continuation is approved in the manner required by the 1940 Act. Additionally, as required by law, the Acquiring Fund Management Agreement and the USBAM Advisory Agreements provide that they will terminate automatically in the event of an assignment (as defined under the 1940 Act). The Acquiring Fund Management Agreement and the USBAM Advisory Agreements also provide that they may be terminated at any time, without payment of any penalty, by the adviser, by such applicable Board or by the vote of a majority of the outstanding voting securities upon at least sixty (60) days’ written notice to the other party.

The USBAM Advisory Agreements are silent as to governing law. The Acquiring Fund’s investment management agreement is governed by Illinois law.

Investment Sub-Adviser.    Nuveen Asset Management currently serves as a sub-adviser to each Target Fund pursuant to a sub-advisory agreement with USBAM (each, a “USBAM Sub-Advisory Agreement I”), and Nuveen Fund Advisors currently serves as a sub-adviser to each Target Fund pursuant to a sub-advisory agreement with USBAM (each, a “USBAM Sub-Advisory Agreement II” and together with the USBAM Sub-Advisory Agreement I, each, a “Target Fund Sub-Advisory Agreement”). Nuveen Asset Management’s current investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Target Fund. Nuveen Fund Advisors’ current investment sub-advisory responsibilities include assisting in the supervision of each Target Fund’s investment program, monitoring risks and managing leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. USBAM compensates Nuveen Fund Advisors and Nuveen Asset Management for their services out of the investment management fees paid by each Target Fund to USBAM. Nuveen Fund Advisors and Nuveen Asset Management are not compensated by the Target Funds directly.

Under the USBAM Sub-Advisory Agreement I with respect to each Target Fund, USBAM pays Nuveen Asset Management a monthly fee in an amount equal to an annualized rate of 0.25% of the respective Fund’s average weekly net assets.

Under the USBAM Sub-Advisory Agreement II with respect to each Target Fund, USBAM pays Nuveen Fund Advisors a monthly fee in an amount equal to an annualized rate of 0.05% of the Target Fund’s average weekly net assets.

The services provided by Nuveen Asset Management under the Acquiring Fund Sub-Advisory Agreement will be substantially similar to those currently provided by Nuveen Asset Management under the USBAM Sub-Advisory Agreement I. However, the terms of the sub-advisory agreements differ, primarily with respect to Nuveen Asset Management’s compensation. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors will compensate Nuveen Asset Management for its services out of the investment management fees paid by the Fund to Nuveen Fund Advisors. Nuveen Asset Management will not be compensated by the Acquiring Fund directly. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors will compensate Nuveen Asset Management in an amount equal to [—]% of the advisory fee payable to Nuveen Fund Advisors (net of applicable breakpoints, waivers and reimbursements) by the Acquiring Fund.

Information about Nuveen Fund Advisors and Nuveen Asset Management.    Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal No. 2—Approval of New Sub-Advisory Agreements.”

A discussion regarding the Board’s approval of the USBAM Advisory Agreement and Target Fund Sub-Advisory Agreements for each Target Fund is available in such Target Fund’s Annual Report for the fiscal year ended August 31, 2013. A discussion regarding the Board’s approval of the Acquiring Fund Management Agreement and Acquiring Fund Sub-Advisory Agreement will be available in the Acquiring Fund’s first Annual or Semi-Annual Report.

Portfolio Management.    Douglas J. White, CFA, and Christopher L. Drahn, CFA are responsible for the day-to-day management of each Target Fund’s investment strategy. Messrs. White and Drahn will serve as portfolio managers of the Acquiring Fund following the consummation of the Mergers.

Douglas J. White, Senior Vice President, Portfolio Manager, is primarily responsible for the management of each Target Fund’s portfolio. Mr. White entered the financial services industry in 1983 and became a portfolio manager in 1985. He joined USBAM in 1987 and most recently served as Head of Tax Exempt Fixed Income at USBAM until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of USBAM’s asset management business. He manages investments for four Nuveen-sponsored investment companies, with a total of approximately $4.2 billion under management.

Christopher L. Drahn, Senior Vice President, Portfolio Manager, assists with the management of the Target Funds. Mr. Drahn entered the financial services industry in 1980 when he joined

USBAM. He became a portfolio manager in 1988 and most recently served as Senior Fixed-Income Portfolio Manager at USBAM until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business. He manages eight Nuveen sponsored investment companies, with a total of approximately $3.3 billion under management.

Comparative Risk Information

Because the Funds have substantially similar investment strategies, the principal risks of each Fund are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities, the income from which is exempt from regular federal and Minnesota personal income taxes, including credit risk, interest rate risk, income risk, municipal securities market risk, call or prepayment risk, reinvestment risk and concentration risk. Credit risk is the risk that an issuer may be unable or unwilling to make timely payments of interest or principal. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Income risk is the risk that falling interest rates will cause a Fund’s income to decline. Municipal securities market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors. Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, a Fund may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund (this is known as reinvestment risk). Concentration risk is the risk associated with each Fund’s policy of investing at least 80% of its assets in municipal securities and other related investments whose income is exempt from regular federal and Minnesota personal income taxes. Each Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of such securities.

Each Fund also is subject to the risks associated with the use of inverse floating rate securities and the issuance of preferred shares, including leverage risk. Leverage exists when a Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

The foregoing and other principal risks of investing in the Acquiring Fund are described in more detail in the Memorandum attached as Appendix C to this Joint Proxy Statement. An investment in the Target Funds is also subject to each of these principal risks.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Target Funds and the Acquiring Fund. The information in the table reflects the fees and expenses for each Target Fund for the fiscal year ended August 31, 2013, and pro forma expenses for the twelve months ended August 31, 2013 for the Acquiring Fund. Each Target Fund’s management fees include the aggregate fees paid under both its USBAM Advisory Agreement and USBAM Administration Agreement. (See “B. Synopsis—Comparison of the Acquiring Fund and Each Target Fund—Investment Adviser.”) The pro forma management fees represent the combined contractual fund-level and complex-level fee rates based on the aggregate of the Target Funds’ average weekly Managed Assets for the twelve months ended August 31, 2013. The figures in the example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Actual rates of return may be greater or less than the hypothetical 5% annual return shown in the example.

Comparative Fee Table

	Current Expenses (as a percentage of net assets)
	Minnesota Municipal Income (MXA)(1)	Minnesota Municipal Income II (MXN)(1)	Acquiring Fund Pro Forma Expenses (as a percentage of net assets)(2)
Management Fees	0.81%	0.87%	0.93%
Other Expenses(3)	0.47%	1.29%	0.16%

Subtotal:	1.28%	2.16%	1.09%
Fees on Preferred Shares(4)	0.56%	0.75%	0.61%

Total Annual Operating Expenses	1.84%	2.91%	1.70%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Target Funds for the fiscal year ended August 31, 2013, subject to the following adjustments. For each Target Fund, Fees on Preferred Shares have been restated to reflect the redemption of such Target Fund’s preferred shares and the issuance of VMTP Shares using current fees as if they had been in effect during the previous fiscal year.
(2)	The Acquiring Fund Pro Forma figures assume the consummation of the Merger of each Target Fund on the first day of the fiscal period ended August 31, 2013. The Acquiring Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rate and also reflect the anticipated reduction of certain duplicative expenses eliminated as a result of the Mergers. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended August 31, 2013.
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year. Other Expenses for each Target Fund have been restated to exclude remarketing agent fees and auction commission fees, as applicable, incurred during the 12-month period.
(4)	Fees on VMTP Shares assumes that the VMTP Shares issued in April 2014 had been outstanding during the previous fiscal year. Fees on VMTP Shares assumes annual dividends paid, as well as the amortization of offering costs. The actual fees on VMTP Shares incurred in the future may be higher or lower.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Minnesota Municipal Income	$19	$58	$100	$216
Minnesota Municipal Income II	$29	$90	$153	$323
Acquiring Fund Pro Forma	$17	$54	$92	$201

Comparative Performance Information

The Acquiring Fund has not commenced operations and does not have a performance record. Comparative total return performance for the Target Funds for the fiscal years ended August 31, 2013 is shown in the table below:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Minnesota Municipal Income	(6.77)%	7.15%	5.59%	(10.99)%	8.61%	5.84%
Minnesota Municipal Income II	(10.44)%	5.39%	5.16%	(16.60)%	6.35%	5.49%

Average Annual Total Return on Net Asset Value is based on the change in a Fund’s net asset value and assumes reinvestment of distributions at net asset value. Average Annual Total Return on Market Value assumes that all distributions have been reinvested at market prices pursuant to a Fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. Past performance information is not necessarily indicative of future results, and the performance of the Acquiring Fund may differ from the historical results of the Target Funds.

C.	RISK FACTORS

Because the Funds have similar investment strategies, their principal risks are similar. The principal risks of investing in the Acquiring Fund, including risks inherent in investing in VMTP Shares, are described under the caption “Risk Factors” in the Memorandum accompanying this Joint Proxy Statement as Appendix C.

D.	INFORMATION ABOUT THE MERGERS

General

The Board of each Target Fund has approved the Merger of its respective Target Fund with and into the Merger Sub. As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the Mergers as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon both Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, neither Merger will occur if the other Target Fund does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including conducting additional solicitations with respect to the proposal, continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Terms of the Mergers

General.    The Agreement and Plan of Merger, in the form attached as Appendix A, sets forth the terms of the Mergers and provides for each Target Fund to merge with and into the Merger Sub, a Massachusetts limited liability company organized as a wholly-owned subsidiary of the Acquiring Fund, a newly formed Massachusetts business trust, with shareholders of each Target Fund receiving (i) with respect to holders of shares of common stock of each Target Fund, newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and (ii) with respect to holders of VMTP Shares of each Target Fund, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, in exchange for their respective Target Fund shares. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

If the conditions to closing the Mergers are satisfied or waived, the Mergers are expected to occur on the Closing Date. Following the Mergers, each Target Fund would terminate its registration as an investment company under the 1940 Act.

The aggregate net asset value of Acquiring Fund common shares received by the Target Fund’s shareholders in each Merger will equal, as of the Valuation Time (as defined below), the aggregate net asset value of Target Fund common shares held by shareholders of such Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be received by a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets immediately prior to the closing. As a result of the Mergers, shareholders of the Target Funds would hold reduced percentages of ownership in the larger Acquiring Fund than they held in the Target Funds individually.

Holders of VMTP Shares of a Target Fund will receive the same number of Acquiring Fund VMTP Shares, having substantially the same terms, as the outstanding VMTP Shares of such Target Fund held by such holders immediately prior to the closing of each Merger. The aggregate liquidation preference of Acquiring Fund VMTP Shares received in connection with each Merger will equal the aggregate liquidation preference of the Target Fund VMTP Shares held immediately prior to the closing of the Mergers.

The holders of VMTP Shares of the Target Funds will receive the following series of preferred shares of the Acquiring Fund:

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Mergers
Minnesota Municipal Income	VMTP Shares, Series 2017$100,000 liquidation preference per shareTerm Redemption Date: May 1, 2017	VMTP Shares, Series 2017$100,000 liquidation preference per shareTerm Redemption Date: May 1, 2017

Minnesota Municipal Income II	VMTP Shares, Series 2017$100,000 liquidation preference per shareTerm Redemption Date: May 1, 2017	VMTP Shares, Series 2017$100,000 liquidation preference per shareTerm Redemption Date: May 1, 2017

Valuation of Assets and Liabilities.    The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being referred to herein as the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures adopted by the Target Funds’ Boards or such other valuation procedures as shall be mutually agreed upon by the parties to the Mergers. The value of the Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

Dividends.    Dividends will accumulate on shares of the Target Fund’s VMTP Shares, up to and including the day before the Closing Date occurs and will be paid to the holders thereof on the Dividend Payment Date (as defined in the Statement Establishing and Fixing the Rights and Preferences of VMTP Shares of the Acquiring Fund) in respect of the dividend period of such shares. The first dividend period for the VMTP Shares to be issued in the Mergers will commence on the Closing Date and end on the last day of the month in which the Closing Date occurs.

Amendments.    Under the terms of the Agreement and Plan of Merger, the Agreement and Plan of Merger may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund party thereto subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board; provided, however, that following the meeting of the shareholders of a Target Fund called by such Target Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Funds under the Agreement and Plan of Merger to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement and Plan of Merger, the closing of the Mergers is conditioned upon, among other things, (a) the requisite approvals by the shareholders of each Target Fund of their Fund’s Merger, (b) the Funds’ receipt of an opinion substantially to the effect that each merger of a Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Mergers”), (c) the absence of legal proceedings challenging the Mergers and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Mergers to be consummated, (i) each Target Fund must obtain certain consents, confirmations and/or waivers from various third parties, including consents required under the outstanding series of Target Fund VMTP Shares; (ii) confirmation of the requisite ratings on the Acquiring Fund VMTP Shares to be issued in the Mergers must be obtained; and (iii) the Acquiring Fund must enter into the relevant agreements described in the Memorandum with respect to the new series of Acquiring Fund VMTP Shares to be issued in the Mergers.

Furthermore, the obligations of Nuveen Fund Advisors and USBAM to consummate the Mergers will be subject to certain additional conditions set forth in the Facilitation Agreement, including (i) approval by the initial shareholder of the Acquiring Fund of the Acquiring Fund Management Agreement, as described herein; (ii) approval by the initial shareholder of the Acquiring Fund of the Acquiring Fund Sub-Advisory Agreement, as described herein; (iii) election of Nuveen Board Members by the initial shareholder of the Acquiring Fund; and (iv) the receipt by each of Nuveen Fund Advisors and USBAM of certain customary certificates and the absence of any Material Compliance Matters (as defined in the 1940 Act) with respect to the Target Funds. See “Other Agreements—Facilitation Agreement” below.

Termination.    The Agreement and Plan of Merger may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President, as applicable, without further action by the Board of either the Acquiring Fund or any Target Fund. In addition, any Fund may at its option terminate the Agreement and Plan of Merger at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement and Plan of Merger is not in the best interests of the Fund.

Reasons for the Mergers

Based on the considerations below, the Board of each Target Fund, which is comprised entirely of Independent Board Members, has determined that the Merger would be in the best interests of each Fund and that the interests of the existing shareholders of such Target Fund would not be diluted as a result of such Merger. The Boards approved the Mergers and recommended that shareholders of each Target Fund approve the Mergers.

In preparation for an in-person meeting of the Boards held on April 28, 2014 (the “Meeting”) at which the Mergers were considered, USBAM and Nuveen provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Mergers, including the rationale therefor and alternatives considered to the Mergers. Prior to approving the Mergers, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

•	the similarities and differences in the Target Funds’ and Acquiring Fund’s investment objectives and principal investment strategies;

•	the Target Funds’ and Acquiring Fund’s relative risks;

•	the Target Funds’ relative sizes;

•	the relative investment performance and trading discount history of the Target Funds;

•

the relative fees and expense ratios of the Target Funds and the Acquiring Fund, including caps on the Acquiring Fund’s expenses for a period of two years from the closing of the Mergers agreed to by Nuveen;

•	the anticipated federal income tax-free nature of the Mergers;

•	the expected costs of the Mergers and the extent to which the Funds would bear any such costs;

•	the terms of the Mergers and whether the Mergers would dilute the interests of shareholders of the Funds;

•	the effect of the Mergers on shareholder services and shareholder rights;

•	alternatives to the Mergers; and

•	any potential benefits to Nuveen and its affiliates as a result of the Mergers.

Investment Similarities and Differences.    Based on the information presented, the Boards noted that the Target Funds have substantially similar investment objectives, policies, strategies and risks. The Board noted that each Target Fund’s investment objective focuses on providing income that is exempt from regular federal and Minnesota personal income taxes. The Board further noted that the Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes and that its secondary objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Acquiring Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Board considered that each Fund also has a fundamental policy with respect to its investment, under normal circumstances, of at least 80% of its assets in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota income taxes. The Board noted that this policy may not be changed without shareholder approval. The Board also considered that the Acquiring Fund’s portfolio managers will be the same portfolio managers that currently manage the Target Funds. The Board considered that each Target Fund is a leveraged closed-end management investment company and currently engages in leverage through the preferred shares. The Board further considered that, upon completion of the Mergers, the Acquiring Fund will engage in leverage through the issuance of preferred shares. The Board also noted that the Acquiring Fund and each Target Fund can each utilize portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options, dollar rolls and inverse floating rate securities.

The Board noted that the Acquiring Fund’s principal investment strategies are substantially similar to those of the Target Funds. In this regard, the Board noted that, under normal conditions, the Target Funds and the Acquiring Fund invest at least 80% of its assets in municipal bonds that pay interest that is exempt from regular federal income tax and regular Minnesota personal income tax. The Board also considered that the Target Funds and the Acquiring Fund may invest up to 20% of its respective total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade or are unrated and deemed to be of comparable quality by the Fund’s adviser or sub-adviser, as applicable. The Board also considered that the Target Funds and the Acquiring Fund will each primarily invest in municipal securities with long-term maturities. Specifically, the Board noted

that the Acquiring Fund invests in long-term securities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Acquiring Fund may be shortened as a result of portfolio transactions effected by the adviser and/or the sub-adviser, depending on market conditions. As a result, the Board noted, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. The Board noted that the Target Funds and the Acquiring Fund may each enter into certain derivative instruments in pursuit of its investment objectives, including generally to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. The Board further noted that, while the types of derivatives used by the Funds varies, such instruments generally include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Relative Risks.    The Boards noted that the Funds are subject to similar principal risks associated with their investment in municipal securities, their use of derivatives and their use of leverage.

Relative Sizes.    The Boards noted that the Acquiring Fund has carried on no business activities and has no assets, but noted that the Acquiring Fund was created to continue the business of the Target Funds with the changes previously described.

Investment Performance and Portfolio Managers.    The Boards considered the investment performance of the Target Funds over various periods. The Boards noted that the same sub-advisers that currently manage the Target Funds will also manage the Acquiring Fund. The Boards considered that the Acquiring Fund has not commenced operations and does not have a performance record. The Boards also considered that the performance of the Acquiring Fund may differ from the historical results of the Target Funds.

Fees and Expense Ratios.    The Boards considered that the fee and expense structure of the Acquiring Fund differs from the Target Funds’ current fee and expense structure. The Boards noted that based on assets during the fiscal year ended August 31, 2013, the management fee under the Acquiring Fund’s investment management agreement would have been higher than the current management and administrative fees paid by the Target Funds. The Boards further noted that Nuveen has agreed to waive its fees or reimburse expenses for the first two years after the closing of the Mergers, so that the total annual operating expenses (excluding leverage costs) of the Acquiring Fund will not exceed the lowest total annual expense ratio (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis.

The Boards recognized that while the investment advisory services to be provided under the investment management agreement between the Acquiring Fund and Nuveen Fund Advisors are similar to those provided under the current advisory agreement between each Target Fund and USBAM, there are differences in the terms of the agreements because the Acquiring Fund’s agreement is based on the form used by the Nuveen Funds. One important difference is that the fee rate under the Acquiring Fund’s investment management agreement will be comprised of a fund-level fee rate and a complex-wide level fee rate, both of which include breakpoints, while the rate in the current advisory agreements is based only on a fund-level fee rate that does not include breakpoints. The Boards noted that the fee rate under the Acquiring Fund’s investment management agreement is calculated based on

Managed Assets, while the fee rate under each current advisory agreement is calculated based on net assets. The Boards considered that fees based on Managed Assets generally include net assets as well as assets attributable to all types of leverage, while fees under the current advisory agreements are based on net assets including assets attributable to preferred shares. The Boards also noted that another important difference is that the services to be provided under the Acquiring Fund’s investment management agreement includes certain administrative services. Under the current structure, administrative services and certain additional services are provided pursuant to a separate administration agreement between each Target Fund and USBAM.

Tax Consequences of the Mergers.    The Boards considered the tax implications of the Mergers. The Boards noted that the Mergers will be structured with the intention that each qualify as a tax-free reorganization for federal income tax purposes. The Boards further considered that, as a condition to closing, the Funds will receive an opinion of Vedder Price P.C. substantially to the effect that each proposed Merger will qualify as a tax-free reorganization under Section 368 of the Code. Accordingly, the Boards noted that it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Mergers. The Boards recognized that prior to the closing of the Mergers, each Target Fund expects to declare a distribution of all of its undistributed net investment income and realized net capital gains, if any, and that all or a portion of such distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. In addition, the Boards also recognized that, to the extent that portfolio securities are sold in connection with and prior to the Mergers, a Target Fund may realize capital gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund.

Costs of the Mergers.    The Boards considered that each Target Fund will bear that portion of the expenses associated with the preparation, printing and mailing of the Joint Proxy Statement, the solicitation of proxy votes and the costs of holding the Meetings, up to the amounts incurred by such Target Fund in connection with its last annual meeting. Nuveen, USBAM or their affiliates will bear the costs in excess of that amount.

Dilution.    The Boards considered that holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of such Target Fund held immediately prior to the closing of the Mergers (including for this purpose any fractional Acquiring Fund common shares to which shareholders would be entitled). The Boards noted that fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. The Board considered that each Target Fund has one series of VMTP Shares outstanding and noted that the Acquiring Fund is newly created and has no common or preferred shares outstanding. The Board considered that, upon the closing of the Mergers, holders of Target Fund VMTP Shares will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund having substantially the same terms, as of the closing of the Mergers, as the VMTP Shares of the Target Fund exchanged therefor. The Board further considered that the Acquiring Fund VMTP Shares to be issued to Target Fund shareholders will rank on parity with each other and with any other preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Board noted that, following the Mergers, preferred shareholders of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers.

Effect on Shareholder Rights.    The Boards considered that, with respect to the Acquiring Fund, under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Boards noted that, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Boards also considered that the Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the Boards noted that the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations.

Alternatives to the Mergers.    The Boards considered alternatives to the Mergers, but concluded that each Merger was in the best interests of each Target Fund and its shareholders.

Potential Benefits to Nuveen.    The Boards recognized that the Mergers may result in some benefits for Nuveen insofar as the Acquiring Fund will be a new closed-end fund and will expand Nuveen’s current closed-end fund offerings.

Conclusion.    The Boards approved the Mergers, concluding that each Merger is in the best interests of each Target Fund and that the interests of existing shareholders of the Target Funds will not be diluted as a result of the Mergers. The Boards did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Mergers.

Capitalization

The following table sets forth the unaudited capitalization of the Target Funds as of February 28, 2014, and the pro forma combined capitalization of the Acquiring Fund as if the Mergers had occurred on that date, and assumes an initial net asset value per common share of $15.0014 for the Acquiring Fund. The table reflects pro forma exchange ratios of approximately 1.00000000 and 0.94668498 common shares of the Acquiring Fund issued for each common share of Minnesota Municipal Income and Minnesota Municipal Income II, respectively. If the Mergers are consummated, the actual exchange ratios may vary.

	Minnesota Municipal Income	Minnesota Municipal Income II	Pro Forma Adjustments	Acquiring Fund Pro Forma(1)
Variable Rate MuniFund Term Preferred (VMTP) Shares , $100,000 stated value per share, at liquidation value; 311 shares outstanding for Minnesota Municipal Income; 130 shares outstanding for Minnesota Municipal Income II; and 441 shares outstanding for Acquiring Fund Pro Forma(2)	$31,100,000	$13,000,000	—	$44,100,000

	Minnesota Municipal Income	Minnesota Municipal Income II	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 4,146,743 shares outstanding for Minnesota Municipal Income; 1,472,506 shares outstanding for Minnesota Municipal Income II; and 5,540,744 shares outstanding for Acquiring Fund Pro Forma	$41,467	$14,725	$(785	)(3)	$55,407
Paid-in surplus	57,666,220	20,784,249	785		78,451,254
Undistributed (Over-distribution of) net investment income	591,910	201,613	(804,150	)(4)	(10,627)
Accumulated realized net capital gain (loss)	(1,006,652)	(530,182)	(2,963)		(1,539,797)
Net unrealized appreciation (depreciation)	5,511,246	651,381	—		(6,162,627)

Net assets attributable to common shares	$62,804,191	$21,121,786	$(807,113)		$83,118,864

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.15	$14.34			$15.00

Authorized shares
common	200,000,000	10,000,000			Unlimited
preferred	1,000,000	1,000,000			Unlimited

(1)	The pro forma balances are presented as if the Mergers were effective as of February 28, 2014, and are presented for informational purposes only. The actual Closing Date of the Mergers is expected to be on or about [—], 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 311 VMTP Shares and 130 VMTP Shares for Minnesota Municipal Income and Minnesota Municipal Income Fund II, respectively, on February 28, 2014. As of February 28, 2014, the Minnesota Municipal Income had 1,244 outstanding Remarketed Preferred Shares, $25,000 stated value per share at liquidation value, and Minnesota Municipal Income II had 520 Auction Preferred Shares, $25,000 stated value per share at liquidation value. Each Target Fund issued its VMTP Shares in a privately negotiated offering in April 2014. Proceeds of Minnesota Municipal Income’s offering and Minnesota Municipal Income II’s offering were used to redeem all of such Fund’s outstanding Remarketed Preferred Shares and Auction Preferred Shares, respectively. No adjustment to the capitalization of the Target Funds shown in the table is required as a result of these redemptions.
(3)	Assumes the issuance of 4,146,743 and 1,472,506 Acquiring Fund common shares to the common shareholders of Minnesota Municipal Income and Minnesota Municipal Income II, respectively. These numbers are based on the net asset values of the Target Funds as of February 28, 2014, adjusted for estimated Merger costs and the effect of distributions.
(4)	Assumes Minnesota Municipal Income and Minnesota Municipal Income II make net investment income distributions of $597,301 and $206,849, respectively, and Minnesota Municipal Income II makes an accumulated realized net capital gain distribution of $2,963.

Expenses Associated with t he Mergers

Each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, SEC registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen, USBAM or their affiliates will bear all expenses in excess of such amounts.

Additional solicitation may be made by letter or telephone by officers or employees of USBAM or Nuveen, or by dealers and their representatives. The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $5,000 per Target Fund, including reasonable expenses.

Dissenting Shareholders’ Rights of Appraisal

Under Minnesota law, common shareholders of each Target Fund do not have dissenters’ rights of appraisal in connection with each fund’s Merger because each fund’s common shares are listed and trade on an exchange. Holders of VMTP Shares of the Target Funds, however, are entitled to assert dissenters’ rights in connection with each Target Fund’s Merger and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Joint Proxy Statement as Appendix B. The following summary of these rights and procedures is qualified in its entirety by reference to Appendix B. Holders of VMTP Shares of each Target Fund should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent

A holder of VMTP Shares of a Target Fund who is entitled to dissent under Minnesota law and who wishes to exercise dissenters’ rights must file a written notice of intent to demand the fair value with the respective Target Fund before the Special Meeting. The shareholder must not vote its VMTP Shares in favor of the Agreement and Plan of Merger. For this purpose, the “fair value” of the shares means the value of such VMTP Shares immediately prior to the Closing Date. A written notice of intent to demand the fair value of the VMTP Shares should be submitted to the applicable Target Fund addressed to “Secretary, [Name of Applicable Target Fund], c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602.”

This written notice is in addition to and separate from any proxy or vote against the Agreement and Plan of Merger. It should specify the shareholder’s name and mailing address, the number of VMTP Shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s VMTP Shares. Voting against, abstaining from voting or failing to vote on the Agreement and Plan of Merger does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of VMTP Shares of a Target Fund of record as of the record date for the Special Meeting, and beneficial owners as of that date who hold VMTP Shares through those record shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the VMTP Shares that are registered in that shareholder’s name, except where some of the VMTP Shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to VMTP Shares that are beneficially owned by another person, the record owner must dissent with respect to all of the VMTP Shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of VMTP Shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the VMTP Shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to the applicable Target Fund at or before the time dissenters’ rights are asserted.

Shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Agreement and Plan of Merger. A shareholder’s failure to vote against the Agreement and Plan of Merger will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against the Agreement or a direction to abstain, the proxy will be voted for approval of the Agreement and Plan of Merger, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares

If the shareholders of the Target Funds approve the Agreement and Plan of Merger, each Target Fund will send a notice (the “Notice of Procedure”) to all holders of such fund’s VMTP Shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain the information required by Subdivision 4 of Section 302A.473 of the Minnesota Statutes. In order to receive the fair value of VMTP Shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the Mergers take effect. A Target Fund may establish contingent liabilities for any VMTP Shares for which a demand has been, or is anticipated to be, received.

Payment; Return of Shares

After the Closing Date, the applicable Target Fund shall remit to each dissenting holder of the Fund’s VMTP Shares who has complied with the requirements for asserting dissenters’ rights the amount the Fund estimates to be the fair value of the shares, plus interest, accompanied by the materials specified by Subdivision 5 of Section 302A.473 of the Minnesota Statutes (the “Payment Materials”).

A Target Fund may withhold this payment from a person who was not a holder of the Fund’s VMTP Shares on the date the Mergers were first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with the requirements for asserting dissenters’ rights, the Target Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

If the Target Fund fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Target Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where a Target Fund is required to pay the fair value of its VMTP Shares plus interest, the interest will accrue commencing five days after the Closing Date up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law.

Supplemental Payment; Demand

If a dissenter believes that the amount paid is less than the fair value of the VMTP Shares plus interest, the dissenter may give written notice (“Dissenter’s Notice”) to the applicable Target Fund of the dissenter’s own estimate of the fair value of the VMTP Shares, plus interest, within 30 days after the Target Fund mails the payment. The Dissenter’s Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by the Target Fund.

Petition; Determination

If the Target Fund receives a demand based on the dissenter’s own estimate of the fair value of the Target Fund VMTP Shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with the Target Fund, or file in court a petition requesting that the court determine the fair value of the Target Fund VMTP Shares, plus interest. The petition shall be filed in the county in which the registered office of the Target Fund is located (Hennepin County). The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Target Fund. After filing the petition, the Target Fund shall serve all parties with a summons and copy of the petition under Minnesota’s Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of the VMTP Shares of the Target Fund. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of the VMTP Shares, taking into account any and all factors the court finds relevant. The fair value of the shares as determined by the court is binding on all holders of VMTP Shares. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount paid, if any. However, a dissenter shall not be liable to the Target Fund for the amount, if any, by which the amount, if any, paid to the dissenter exceeds the fair value of VMTP Shares as determined by the court, plus interest.

Costs; Fees; Expenses

The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the Target Fund. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

If the court finds that the Target Fund has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Material Federal Income Tax Consequences of the Mergers

As a condition to each Fund’s obligation to consummate the Mergers, each Fund participating in a Merger will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Merger substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.	No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged for such Acquiring Fund shares. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged for such Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

6.	The basis of the Target Fund’s assets in the hands of the Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of the Merger Sub will include the period during which those assets were held by the Target Fund.

In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in the Mergers by the holders of preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. This discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Mergers, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Target Fund preferred shareholders who elect dissenters’ rights, (2) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

A shareholder who exercises and perfects dissenters’ rights of appraisal generally will recognize gain or loss equal to the difference between the amount of cash received and the shareholder’s basis in the shares surrendered. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Mergers, the holding period for the shares surrendered is more than one year. The deductibility of capital losses is subject to limitations. If, however, the shareholder owns (or constructively owns under certain attribution rules contained in the Code) other shares of the same Target Fund that are exchanged for Acquiring Fund shares in the Merger or otherwise owns Acquiring Fund shares actually or constructively immediately after the Merger, the cash received could be treated as having the effect of the distribution of a dividend for federal income tax purposes, in which case the shareholder may have taxable income up to the amount of the cash received. In such cases, shareholders should consult their tax advisers to determine the amount and character of the income recognized in connection with the Mergers. Any cash received as a result of the exercise of dissenters’ rights may be subject to backup withholding taxes.

Prior to the closing of the Mergers, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Mergers. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. As a result, such distribution could cause a portion of the distributions received by preferred shareholders during the year to be taxable for federal income tax purposes. Additional distributions may be made if necessary.

After the Mergers, the Acquiring Fund’s ability to use the Target Funds’ pre-Merger capital losses may be limited under certain federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Target Funds at the time of the Mergers. For federal income tax purposes, the Target Funds had capital loss carryovers as of August 31, 2013, which, if not offset by subsequent capital gains, will expire on such Target Fund’s fiscal year-ends as follows:

	Minnesota Municipal Income	Minnesota Municipal Income II
2015	$—	$—
2016	—	—
2017	—	—
2018	452,405	—
2019	—	—
Indefinite	—	—

Total	$452,405	$—

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carry forward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses have been fully used.

This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Mergers. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of each Target Fund are being asked to approve the Agreement and Plan of Merger as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Target Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approvals and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if the other Target Fund does not obtain its requisite shareholder approvals or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General.    As a general matter, with respect to the Acquiring Fund and each Target Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are similar to the provisions of each Target Fund’s articles of incorporation and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Articles of Incorporation and Declaration of Trust.” The full text of the Acquiring Fund’s declaration of trust and each Target Fund’s articles of incorporation is on file with the SEC and may be obtained as described on page 50.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Mergers are consummated, the Acquiring Fund will issue common shares to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund, in each case as of the Valuation Time. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

So long as preferred shares, including VMTP Shares, are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Description of VMTP Shares to be Issued by the Acquiring Fund

Upon the closing of the Mergers, holders of VMTP Shares of each Target Fund will receive, in exchange for each VMTP Share held immediately prior to the Mergers, one VMTP Share of a new series of the Acquiring Fund having substantially the same terms, as of the closing of the Mergers, to such Target Fund’s VMTP Share exchanged therefor, including the same dividend rate and dividend rate determination method, including applicable spread adjustments; mandatory and optional redemption terms, including the same term redemption date; voting and consent rights; registration rights; and information delivery requirements.

Each holder of VMTP Shares should review the more detailed information concerning the terms of the VMTP Shares to be issued by the Acquiring Fund contained in the Memorandum attached as Appendix C, which forms a part of this Joint Proxy Statement, and the other documents incorporated by reference or otherwise summarized in this Joint Proxy Statement and in the Memorandum, including the information set forth in the sections “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds” below and “Risks” in the Memorandum as well as the form of Statement Establishing and Fixing the Rights and Preferences of VMTP Shares of the Acquiring Fund attached as an appendix to the Memorandum.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The Acquiring Fund is organized as a Massachusetts business trust. Each of the Target Funds is organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

The Acquiring Fund is organized as a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Each of the Target Funds is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Acquiring Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Acquiring Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting.    The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Acquiring Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of the Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Acquiring Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Acquiring Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the Acquiring Fund’s declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Acquiring Fund and requires the Acquiring Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Acquiring Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Acquiring Fund is not personally liable to any person in connection with the affairs of the Acquiring Fund, other than to the Acquiring Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and bylaws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of the Target Funds are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held.

The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The Target Funds’ by-laws state that the dates of regular meetings of shareholders shall be set by the Board. Special meetings of shareholders of Minnesota Municipal Income may be called by the chairman of the board, the president, two or more directors or shareholders owning at least 10% of the outstanding shares entitled to vote. Special meetings of shareholders of Minnesota Municipal Income II may be called by the board of directors, the chief executive officer or any other person specifically authorized by the MBCA. The by-laws of each Target Fund provide that the holders of a majority of the shares outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business except that for the election of two board members by holders of preferred shares, 33 1/3% of the preferred shares entitled to vote shall constitute a quorum.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Target Funds may elect directors at any meeting at which a quorum is present. The MBCA and the Minnesota Municipal Income’s by-laws provide that directors are elected by a plurality of votes present and entitled to vote at such meeting. Minnesota Municipal Income II’s by-laws are silent with respect to the required vote. The by-laws provide that a director may be removed from office with or without cause by a vote of a majority of the outstanding shares entitled to vote on an election of directors.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation, the board of directors may authorize the issuance of shares in more than one class or series, and prior to the issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Under the articles of incorporation of Minnesota Municipal Income, the board of directors is permitted to issue 200 million shares of common stock and 1 million shares of preferred stock, $.01 par value. Under the articles of incorporation of Minnesota Municipal Income II, the board of directors is permitted to issue 10 million shares of common stock and 1 million shares of preferred stock, $.01 par value. Shareholders of the Target Funds are not entitled to any preemptive rights.

Amendments to the Articles of Incorporation.    Under the MBCA, subject to certain exceptions, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of the Target Funds provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and mergers and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and mergers, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange. Under Minnesota law, common shareholders of the Target Funds do not have dissenters’ rights of appraisal, because the Target Funds’ common shares and the Acquiring Fund’s common shares are listed and trade on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Target Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Other Agreements

Facilitation Agreement

USBAM, U.S. Bank and Nuveen Fund Advisors have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the consummation of Mergers. The

Facilitation Agreement provides, among other things, that USBAM and Nuveen Fund Advisors will use their reasonable best efforts to obtain the requisite shareholder approvals for the Mergers and to take such other actions as are necessary to effect the Mergers. The Facilitation Agreement also provides for the transfer to Nuveen Fund Advisors of Target Fund records held by USBAM and USBAM records that relate to the Target Funds; the continuation of certain agreements and the termination of other agreements of the Target Funds; and a commitment from USBAM to make its personnel available to Nuveen Fund Advisors for a limited time after the Closing Date to assist Nuveen Fund Advisors with respect to certain regulatory matters with respect to the Acquiring Fund. No Fund is a party to the Facilitation Agreement.

The Facilitation Agreement further provides that each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, SEC registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen, USBAM or their affiliates will bear all expenses in excess of such amounts.

In addition, the Facilitation Agreement provides that the obligations of Nuveen Fund Advisors and USBAM to consummate the Mergers will be subject to certain conditions set forth in the Facilitation Agreement, including, among other things, the conditions set forth in the Agreement and Plan of Merger (see “—Terms of the Mergers—Conditions”), the receipt by each of Nuveen Fund Advisors and USBAM of certain customary certificates and the absence of any Material Compliance Matters (as defined in the 1940 Act) with respect to the Target Funds.

Standstill Agreements

Each Target Fund has entered into a Standstill Agreement dated April 23, 2014 among the Target Fund, certain other First American closed-end funds and Sit Investment Associates, Inc. (“Sit”). Under the Standstill Agreement with Sit, Sit agreed to vote or cause to be voted all shares of each Target Fund that Sit directly or indirectly has the power to vote or direct the vote of, in accordance with each Target Fund Board’s recommendation regarding the Merger of such Target Fund and, subject to shareholder approval of the Mergers, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to each Target Fund or any successor until September 30, 2016.

Each Target Fund has entered into a Standstill Agreement dated April 28, 2014 among the Target Fund, certain other First American closed-end funds and Bulldog Investors, LLC (“Bulldog”). Under the Standstill Agreement, Bulldog has agreed to vote or cause to be voted all shares of each Target Fund that Bulldog directly or indirectly has the power to vote or direct the vote of, in accordance with each Target Fund Board’s recommendation regarding the Merger of such Target Fund and, subject to shareholder approval of the Mergers, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to each Target Fund or any successor until September 30, 2016.

E.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

Investment Objectives

The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Minnesota Municipal Income’s investment objective is to provide high current income exempt from both regular federal income tax and State of Minnesota personal income tax, consistent with preservation of capital. Minnesota Municipal Income II’s investment objective is to provide current income that is exempt from both regular federal income tax and regular Minnesota personal income tax.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and of holders of a majority of the outstanding preferred shares also voting separately as a single class. For this purpose, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Policies

The Funds have substantially similar investment policies. Each Fund’s policy with respect to its investment, under normal circumstances, of at least 80% of its assets in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes is fundamental and may not be changed without shareholder approval.

Each Fund emphasizes investing in investment grade securities. As a non-fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. Each Target Fund has a substantially similar policy.

Also, each Fund has a non-fundamental policy, with respect to investing in below investment grade securities. The Acquiring Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. Additionally, as a non-fundamental policy, no more than 10% of the Acquiring Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. Each Target Fund has substantially similar policies with respect to below investment grade securities, except that neither Fund has a 10% limit on securities rated below B3/B-.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the adviser’s and/or the sub-adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the adviser and/or the sub-adviser may consider such factors as the adviser’s and/or the sub-adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. See the Memorandum in Appendix C for a general description of Moody’s, S&P’s and Fitch’s ratings of securities.

Each Fund will primarily invest in municipal securities with long-term maturities. Specifically, the Acquiring Fund invests in long-term securities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by a Fund may be shortened as a result of portfolio transactions effected by the adviser and/or the sub-adviser, depending on market conditions. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

Moreover, during temporary defensive periods (e.g., times when, in the adviser’s and/or the sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Target Funds have similar policies with respect to temporary investments.

The Acquiring Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Target Funds have similar policies with respect to their investments in other investment companies. Minnesota Municipal Income may invest up to 5% of its total assets in the securities of unaffiliated closed-end funds, and Minnesota Municipal Income II may invest up to 10% of its total assets in common and preferred shares of other open- or closed-end funds.

No Fund has established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including generally to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. While the types of derivatives used by the Funds varies, such instruments generally include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Each Fund may invest in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Target Fund is classified as non-diversified. The Acquiring Fund is diversified. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

Portfolio Investments

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and Minnesota personal income taxes. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

The municipal securities in which the Funds invest are generally issued by the State of Minnesota, a municipality in Minnesota, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the adviser and/or the sub-adviser to be reliable), is exempt from regular federal and Minnesota personal income taxes, although the interest may be subject to the federal alternative minimum tax. Each Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and Minnesota personal income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will only purchase municipal securities representing lease obligations where the adviser and/or the sub-adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable to shareholders. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives

General.    Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The adviser and/or the sub-adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the adviser and/or the sub-adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Futures Options and Swaps.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and neither it nor the adviser or the sub-adviser is currently subject to registration or regulation with respect to its activities as such under the CEA. In February 2012, the Commodity

Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the adviser and/or the sub-adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Funds may enter into futures transactions, engage in options transactions or engage in swap transactions.

Other Investment Companies

Each Fund may invest in securities of other investment companies. The Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Acquiring Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the adviser and/or the sub-adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently do not intend to apply for such relief.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. The adviser and/or the sub-adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the adviser and/or the sub-adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s declaration of trust and by-laws.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount to net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VMTP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Please also see “Tax Matters” in the Memorandum for additional information with respect to federal income tax matters associated with an investment in VMTP Shares. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund primarily invests in municipal securities issued by Minnesota, its cities and local authorities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

Dividends declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

With respect to the preferred shares of the Acquiring Fund issued in the Mergers, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Mergers, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Minnesota Tax Matters

The following is based upon the advice of Dorsey & Whitney, LLP, special Minnesota tax counsel to the Acquiring Fund.

The assets of a Fund will consist of interest-bearing obligations issued by or on behalf of the State of Minnesota or its political or governmental subdivisions (the “Minnesota Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Minnesota Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Minnesota or its political subdivisions, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes and (iii) the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Minnesota.

Provided that a Fund meets certain requirements, including a requirement that at least 95 percent of the exempt-interest dividends from the Fund are derived from Minnesota Bonds, exempt-interest dividends distributed by a Fund attributable to interest on the Bonds will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota’s alternative minimum tax. Other dividends paid by a Fund, including distributions derived from net short-term and long-term capital gains, are not exempt from the regular Minnesota personal income tax imposed on individuals, estates, and trusts. Exempt-interest dividends from a Fund are not excluded from the Minnesota taxable income of corporations and financial institutions, and generally will not qualify for the dividends-received deduction.

The Minnesota state legislature has enacted a statement of intent that interest on certain Minnesota bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption provided under Minnesota law for Minnesota bonds discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, exempt-interest dividends distributed by a Fund would become subject to the regular Minnesota personal income tax imposed on individuals, estates, and trusts.

You generally will be subject to tax for purposes of the Minnesota personal income tax on gain recognized on the sale or redemption of a share of a Fund. You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of a Fund is not deductible for purposes of the Minnesota personal income tax. Each of the adviser, the sub-adviser and their counsel has not independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of a Fund may result in other Minnesota tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Other State and Local Tax Matters

While distributions qualifying as exempt-interest dividends under federal and Minnesota law will be exempt from regular federal and Minnesota personal income taxes, they may not be exempt from other state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Acquiring Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Acquiring Fund will indicate, on a state-by-state basis, the source of this income. Shareholders are advised to consult with their own tax advisors for more detailed information concerning Minnesota tax matters or the tax laws of their state and locality of residence.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

In determining the net asset value of the Acquiring Fund, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

With respect to equity securities, readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined, as provided by the pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Stock Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Legal O pinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement and Plan of Merger will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Target Funds appearing in each Target Fund’s Annual Report for the fiscal year ended August 31, 2013 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is                                         .

Board Recommendation; Required Vote

The Board of each Target Fund recommends that the shareholders of the Target Fund vote in favor of the Merger.

Each Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, also voting separately. Unless otherwise instructed, the proxies will vote for the approval of the Mergers.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of the Mergers. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of each Target Fund are being asked to approve the Agreement and Plan of Merger as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Target Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon all of the Target Funds obtaining the requisite shareholder approvals and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if one or more of the other Target Funds does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

USBAM has entered into a Sub-Advisory Agreement with each of Nuveen Fund Advisors and Nuveen Asset Management (in such capacity, each, a “Target Fund Sub-Adviser”) with respect to each Target Fund (each, a “Target Fund Sub-Advisory Agreement”). The date of each Target Fund Sub-Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board of the applicable Target Fund is provided in Appendix D.

Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Each Target Fund Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of an investment adviser or sub-adviser is deemed to be an assignment. The completion of the TIAA-CREF Transaction will result in a change in control of Nuveen Fund Advisors and Nuveen Asset Management, each of which is a subsidiary of Nuveen Investments, and therefore, if the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, the completion of the TIAA-CREF Transaction will be deemed an assignment of each Target Fund Sub-Advisory Agreement. As a result, if the Mergers are not approved or if the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, the completion of the TIAA-CREF Transaction will result in the termination of each Target Fund Sub-Advisory Agreement.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a portion of Nuveen Investments’ clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes approval by shareholders of the various Nuveen Funds of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least

75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the TIAA-CREF Transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the TIAA-CREF Transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the TIAA-CREF Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), the expense commitments presented to each Target Fund Board in connection with the Mergers will extend until the later of two years after (a) the closing of the Mergers or (b) the closing of the TIAA-CREF Transaction.

In anticipation of the TIAA-CREF Transaction and to provide for the event that the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers or the Mergers are not approved, each Target Fund’s Board met in person at joint meetings on April 28, 2014 for purposes of, among other things, considering whether it would be in the best interests of each Target Fund to approve a new sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each a “New Target Fund Sub-Advisory Agreement” and collectively, the “New Target Fund Sub-Advisory Agreements”). Forms of the New Target Fund Sub-Advisory Agreements are attached hereto as Appendix H.

The 1940 Act requires that each New Target Fund Sub-Advisory Agreement be approved by the Target Fund’s shareholders in order for it to become effective. At the April 28, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 2), each Target Fund Board, which is comprised entirely of Independent Board Members, unanimously approved the New Target Fund Sub-Advisory Agreement and unanimously recommended approval of the New Target Fund Sub-Advisory Agreement by shareholders.

Each new Target Fund Sub-Advisory Agreement will take effect only if the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers. If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, shareholders of each Target Fund will become shareholders of the Acquiring Fund, and the New Target Fund Sub-Advisory Agreements will not take effect.

In the event the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers and shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements at the Special Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each, an “Interim Target Fund Sub-Advisory

Agreement” and collectively, the “Interim Target Fund Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 28, 2014 meeting, the Board of each Target Fund, which is comprised entirely of Independent Board Members, also unanimously approved Interim Target Fund Sub-Advisory Agreements in order to assure continuity of advisory services to the Target Funds after the TIAA-CREF Transaction, in the event the Mergers are not approved or the TIAA-CREF Transaction takes place before the closing of the Mergers. The terms of each Interim Target Fund Sub-Advisory Agreement are substantially identical to those of the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, except for the term and escrow provisions described below. Each Interim Target Fund Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Mergers or when shareholders of a Target Fund approve that Fund’s New Target Fund Sub-Advisory Agreements. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Target Fund Sub-Adviser under an Interim Target Fund Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Target Fund approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Target Fund Sub-Advisory Agreements will be paid to the Target Fund Sub-Advisers. If shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the Board of such Target Fund will take such action as it deems to be in the best interests of the Target Fund, and each Target Fund Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Target Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, the Acquiring Fund’s investment advisory agreement with Nuveen Fund Advisors and sub-advisory agreement with Nuveen Asset Management that take effect upon the closing of the Mergers will be deemed to have been assigned, and therefore terminated, upon the closing of the TIAA-CREF Transaction. Accordingly, it is a condition to the closing of the Mergers that the initial shareholder of the Acquiring Fund shall have approved new agreements in connection with the TIAA-CREF Transaction. In this event, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in this Joint Proxy Statement, and do not anticipate any significant changes to the Acquiring Fund’s operations. If shareholders approve the Mergers and the other conditions to closing the Mergers are satisfied or waived, the Mergers will be consummated whether or not the Target Funds have approved the new agreements in connection with the TIAA-CREF Transaction.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Target Fund Sub-Advisory Agreement, including fees payable to each Target Fund Sub-Adviser by USBAM thereunder, are substantially identical to those of the corresponding Target Fund Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rates payable by USBAM to the Target Fund Sub-Advisers. If approved by shareholders of a Target Fund, the New Target Fund Sub-Advisory Agreements for the Target Fund will expire on August 1, 2015, unless continued. Each New Target Fund Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Notwithstanding the foregoing, if shareholders of each Target Fund approve the Mergers and the closing of the Mergers takes place after the closing of the TIAA-CREF Transaction, each New Target

Fund Sub-Advisory Agreement will terminate in connection with the closing of the Mergers. Below is a comparison of certain terms of the original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services.    The advisory services to be provided by each Target Fund Sub-Adviser to each Target Fund under the applicable New Target Fund Sub-Advisory Agreement will be identical to those advisory services currently provided by such Target Fund Sub-Adviser to each Target Fund under the applicable Target Fund Sub-Advisory Agreement. Both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of each Target Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. Both the Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Target Fund. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of a Target Fund Sub-Adviser’s obligations under the New Target Fund Sub-Advisory Agreements.

Brokerage.    Both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Asset Management authorize Nuveen Asset Management to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Nuveen Asset Management.

Fees.    Under both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, USBAM pays each Target Fund Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Target Funds. The rates of the sub-advisory fees payable by USBAM to the Target Fund Sub-Advisers under the New Target Fund Sub-Advisory Agreements are identical to the rates of the fees paid under the Target Fund Sub-Advisory Agreements. The rates of sub-advisory fees payable to the Target Fund Sub-Advisers under the Target Fund Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by USBAM to the Target Fund Sub-Advisers with respect to each Target Fund during each Target Fund’s last fiscal year are set forth in Appendix E to this Joint Proxy Statement.

Payment of Expenses.    Under each Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement, the Target Fund Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Target Fund.

Limitation on Liability.    The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements provide that the Target Fund Sub-Advisers will not be liable for, and USBAM will not take any action against the Target Sub-Advisers to hold the Target Fund Sub-Advisers liable for, any error of judgment or mistake of law or for any loss suffered by the Target Fund in connection with the performance of the Target Fund Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the

Target Fund Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    Each Target Fund Sub-Advisory Agreement of each Target Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Target Fund approve the New Target Fund Sub-Advisory Agreements for that Target Fund, the New Target Fund Sub-Advisory Agreements will expire on August 1, 2015, unless continued. Thereafter, the New Target Fund Sub-Advisory Agreements may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements for each Target Fund provide that the Agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements may also be terminated by action of the Target Fund’s Board or by a vote of a majority of the outstanding voting securities of that Target Fund, accompanied by 60 days’ written notice.

Information About the Target Fund Sub-Advisers

Nuveen Fund Advisors and Nuveen Asset Management.    Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments and serves as an investment sub-adviser to each Target Fund. Nuveen Fund Advisors is organized as a Delaware limited liability company and its sole managing member is Nuveen Investments. Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and also serves as an investment sub-adviser to each Target Fund. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. The business address of each of Nuveen Fund Advisors and Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Information.    Appendix F includes the advisory fee rates and net assets of registered investment companies not included in this Joint Proxy Statement advised by each Target Fund Sub-Adviser with similar investment objectives as the Target Funds.

Certain information regarding the executive officers and directors of each Target Fund Sub-Adviser is set forth in Appendix G.

Affiliated Brokerage and Other Fees

No Target Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Target Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Target Fund, USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

During each Target Fund’s last fiscal year, no Target Fund paid any amounts to USBAM, Nuveen Fund Advisors or Nuveen Asset Management or any affiliated person of the foregoing for services provided to the Target Fund (other than pursuant to the applicable USBAM Advisory Agreement, USBAM Administration Agreement or Target Fund Sub-Advisory Agreements).

Shareholder Approval

To become effective with respect to a particular Target Fund, each New Target Fund Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. For purposes of determining the approval of the New Target Fund Sub-Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Target Fund Sub-Advisory Agreement was approved by the Board of the applicable Target Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Target Fund also determined to submit the New Target Fund Sub-Advisory Agreements for consideration by the shareholders of the Target Fund.

The Board of each Target Fund unanimously recommends that shareholders of the Target Fund vote FOR approval of the Target Fund’s New Target Fund Sub-Advisory Agreements.

Board Consid erations

At the Meeting and at a subsequent in-person meeting held on June 17, 2014, the Board of each Target Fund, which is comprised entirely of Independent Board Members, considered information relating to the proposed New Target Fund Sub-Advisory Agreements between USBAM and each Target Fund Sub-Adviser. In connection with the evaluation of the New Target Fund Sub-Advisory Agreements, the Board requested and received a substantial amount of information about Nuveen Fund Advisors and Nuveen Asset Management and the services to be provided to each Target Fund, along with other matters believed to be relevant to its deliberations.

In considering the New Target Fund Sub-Advisory Agreements, the Board, advised by independent legal counsel, noted that each New Target Fund Sub-Advisory Agreement will take effect only if the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers. If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, shareholders of each Target Fund will become shareholders of the Acquiring Fund, and the New Target Fund Sub-Advisory Agreements will not take effect. The Board reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (2) the costs of services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (3) the Target Funds’ performance and discount history, and (4) other benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management through their relationship with each Target Fund. The Board noted that the fee rate under the New Target Fund Sub-Advisory Agreements, which is a percentage of the advisory fees, will also benefit from the fund-level fee rate and the complex-level fee rate based on managed assets (which include assets attributable to all types of leverage), both of which include breakpoints, while the fee rate in the Target Fund Sub-Advisory Agreements does not include breakpoints and is comprised of a Fund-level fee rate based on average weekly net assets including preferred shares. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Target Fund Sub-Advisory Agreements.

Before approving the New Target Fund Sub-Advisory Agreements, the Board met in executive session with their independent counsel to consider the materials provided by Nuveen Fund Advisors and Nuveen Asset Management and the terms of the New Target Fund Sub-Advisory Agreements. Based on its evaluation of those materials, the Board concluded that the New Target Fund Sub-Advisory Agreements are fair and in the best interests of each Target Fund’s shareholders and recommended that each Target Fund’s shareholders approve the New Target Fund Sub-Advisory Agreements. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services.    The Board considered information about the nature, quality and extent of the services to be provided to each Target Fund under the New Target Fund Sub-Advisory Agreements. The Board considered that the advisory services to be provided by each Target Fund Sub-Adviser to each Target Fund under the applicable New Target Fund Sub-Advisory Agreement will be identical to those advisory services currently provided by such Target Fund Sub-Adviser to each Target Fund under the applicable Target Fund Sub-Advisory Agreement. The Board noted that both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of each Target Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. The Board further noted that both the Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Target Fund.

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management.    The Board considered that under both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, USBAM pays each Target Fund Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Target Funds. The Board noted that the rates of the sub-advisory fees payable by USBAM to the Target Fund Sub-Advisers under the New Target Fund Sub-Advisory Agreements are identical to the rates of the fees paid under the Target Fund Sub-Advisory Agreements.

Investment Performance of the Target Funds.    The Board considered the Target Funds’ performance and discount history. The Board considered whether the Target Funds may benefit from the continuity of management and services to be provided under the New Target Fund Sub-Advisory Agreements. The Board considered how the continuity of services provided by Nuveen Fund Advisors and Nuveen Asset Management might minimize each Target Fund’s trading discount in the future.

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management.    In evaluating the benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management, the Board noted that Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to each Target Fund and will continue in those capacities under the New Target Fund Sub-Advisory Agreements. The Board considered that each service provided to the Target Funds by Nuveen Fund Advisors and Nuveen Asset Management is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the New Target Fund Sub-Advisory Agreements was in the interest of the respective Target Fund and its shareholders.

Interim Target Fund Sub-Advisory Agreements.    The Board considered that, in the event the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers and shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements at the Special Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each, an “Interim Target Fund Sub-Advisory Agreement” and collectively, the “Interim Target Fund Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the Meeting, the Board of each Target Fund, which is comprised entirely of Independent Board Members, also unanimously approved Interim Target Fund Sub-Advisory Agreements in order to assure continuity of advisory services to the Target Funds after the TIAA-CREF Transaction, in the event the TIAA-CREF Transaction takes place before the closing of the Mergers. The terms of each Interim Target Fund Sub-Advisory Agreement are substantially identical to those of the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, except for the term and escrow provisions. The Board considered that each Interim Target Fund Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction, the Closing Date of the Mergers or when shareholders of a Target Fund approve that Fund’s New Target Fund Sub-Advisory Agreements. The Board noted that, pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Target Fund Sub-Adviser under an Interim Target Fund Sub-Advisory Agreement will be held in an interest-bearing escrow account. The Board also noted that if shareholders of a Target Fund approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Target Fund Sub-Advisory Agreements will be paid to the Target Fund Sub-Advisers. The Board further noted that if shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the Board of such Target Fund will take such action as it deems to be in the best interests of the Target Fund, and each Target Fund Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Target Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

ANNUAL MEETING PROPOSAL

PROPOSAL 1: ELECTION OF BOARD MEMBERS

At the Annual Meeting, shareholders of each Target Fund will be asked to elect the nominees listed below as members of that Fund’s Board (“First American Director Nominees”). Each First American Director Nominee is currently an Independent Board Member. Each Target Fund’s preferred shareholders are entitled to elect two of the Fund’s Board Members, and the remaining three directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for election by each Target Fund’s preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. John P. Kayser, Richard K. Riederer and James M. Wade are proposed to be elected by the preferred shareholders and the common shareholders of each Target Fund, voting together. It is intended that the enclosed proxy will be voted for the election of each of the individuals named below as Board Members of the Target Funds unless such authority has been withheld in the proxy.

Biographical information regarding each nominee as of June 1, 2014 is set forth below. Each nominee currently serves as a Board Member of each Target Fund and also serves as a director of the other closed-end and open-end investment companies managed by USBAM (the “First American Fund Complex”). The First American Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and six open-end funds (which are portfolios of two registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329.

Board Nominees/Board Members

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Roger A. Gibson (1946)	Director	Mr. Gibson has served as a Board Member of Minnesota Municipal Income since August 1998 and Minnesota Municipal Income II since its inception.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Board Member, First American Fund Complex since 1997.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
John P. Kayser (1949)	Director	Mr. Kayser has served as a Board Member of each of the Target Funds since October 2006.	Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Board Member, First American Fund Complex since 2006.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

Leonard W. Kedrowski (1941)	Chair; Director	Mr. Kedrowski has served as Chair of each of the Target Funds since January 2011 and as a Board Member of Minnesota Municipal Income since August 1998 and Minnesota Municipal Income II since its inception.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a website development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Board Member, First American Fund Complex since 1993.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Richard K. Riederer (1944)	Director	Mr. Riederer has served as a Board Member of Minnesota Municipal Income since August 2001 and Minnesota Municipal Income II since its inception.	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

James M. Wade (1943)	Director	Mr. Wade has served as a Board Member of Minnesota Municipal Income since August 2001 and Minnesota Municipal Income II since its inception.	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company).

(1)	Each Board Member serves for a one-year term that expires at the next annual meeting of shareholders or, if earlier, until his death, resignation, removal or disqualification.
(2)	Includes only board memberships in a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act. Nuveen Minnesota Municipal Income Fund (or the Acquiring Fund) was formed for the purpose of consummating the Mergers. As a condition to closing the Mergers, each current Board Member will resign, and the Nuveen Board Members shall be elected.

There were eight meetings of the Board during the fiscal year ended August 31, 2013. During the fiscal year, each of the Board Members standing for re-election attended at least 75% of all meetings of the Board and of committees of which he was a regular member that were held while he was serving on the Board or on such committee.

Board Leadership Structure

The Board is responsible for overseeing generally the operation of each Target Fund. The Board has approved the USBAM Advisory Agreements, the Target Fund Sub-Advisory Agreements, as well as other contracts with USBAM, its affiliates, and other service providers.

As noted above, the Board consists entirely of Independent Board Members. The Board Members also serve as directors of the other funds in the First American Fund Complex. Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the First American Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Target Funds’ counsel and auditors, counsel to the Independent Board Members, if any, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.

The Target Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. The Board’s role in risk oversight of each Target Fund reflects its responsibility to oversee generally, rather than to manage, the operations of the Fund. The actual day-to-day risk management of the Target Funds currently resides with USBAM and the other service providers to the Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries regarding various risks at its regular meetings or otherwise. However, the Board relies upon the Target Funds’ Chief Compliance Officer, who reports directly to the Board, and USBAM (including its Senior Business Line Risk Manager and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of USBAM and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Target Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Target Funds or USBAM, its affiliates or other service providers.

Standing Committees

The Board currently has two standing committees: an Audit Committee and a Governance Committee.

Audit Committee.    The purposes of the Audit Committee are (1) to oversee the Target Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Target Funds’ financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Target Funds; (4) to assist Board oversight of the Target Funds’ compliance with legal and regulatory requirements; and (5) to act as a liaison between the Target Funds’ independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. A copy of this charter is attached hereto as Appendix I. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kayser, Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Kayser, Mr. Kedrowski and Mr. Riederer as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2013.

Governance Committee.    The Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, Board Member education, and governance practices. The members of the Governance Committee are Mr. Riederer (Chair), Mr. Gibson, Mr. Kayser, Mr. Kedrowski and Mr. Wade. The Board has determined that each member of the Governance Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met four times during the fiscal year ended August 31, 2013. The Governance Committee Charter is attached hereto as Appendix J.

Selection of Board Member Nominees

The Governance Committee will consider shareholder recommendations for Board Member nominees in connection with each annual shareholders meeting of the Target Funds and any special shareholders meeting that is called for the purpose of electing Board Members. There are no differences in the manner in which the Governance Committee evaluates nominees for Board membership based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Board Member nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Kedrowski) or the Chair of the Governance Committee (Mr. Riederer), in either case at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act;

•	any other information that the Target Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Target Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder’s recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

The Board currently is composed entirely of persons who are not “interested persons” as defined in the 1940 Act. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the indirect parent company of USBAM) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Target Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific, minimum qualifications that it believes must be met by a Board Member nominee. In evaluating Board Member nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is “independent” within the meaning of applicable stock exchange listing standards and is not an “interested person” as defined in the 1940 Act; and whether the individual is “financially literate” or would be deemed an “audit committee financial expert” within the meaning of such listing standards and applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Target Fund management, and by executive search firms that the committee may engage from time to time.

Before the Governance Committee decides to nominate an individual as a Board Member, committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a board member of a registered investment company.

Shareholder Communications with Board Members

Shareholders of the Target Funds can communicate directly with the Board by writing to the Chair of the Board, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100,

Chicago, Illinois 60602. Shareholders can communicate directly with an individual Board Member by writing to that Board Member at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Board Member Attendance at Shareholder Meetings

The Board encourages Board Members to attend annual shareholder meetings of the Target Funds in person or by telephone. Except for Mr. Wade, all of the Board Members standing for re-election attended the Target Funds’ most recent annual shareholder meeting either in person or telephonically.

Board Member Qualificati ons

The Board has determined that each of its Board Members should continue to serve as such based on several factors (none of which alone is decisive). Each Board Member has served in his role as Board Member of the Target Funds since the dates noted in the table above. Because of this experience, each Board Member is knowledgeable regarding the Target Funds’ business and service provider arrangements. In addition, each Board Member has served for a number of years as a director of other funds in the First American Fund Complex, as indicated in the “Board Nominees/Board Members” table above. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, its Board Members have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing the Target Funds and protecting the interests of shareholders. Information about the specific qualifications, skills, experiences, and attributes of each Board Member, which in each case contributed to the Board’s conclusion that the Board Member should serve (or continue to serve) as Board Member of the Target Funds, is provided in the “Board Nominees/Board Members” table above.

Board Member Compensation

The First American Fund Complex currently pays Board Members who are not paid employees or affiliates of any fund in the First American Fund Complex an annual retainer of $160,000 ($265,000 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each receive an additional annual retainer of $15,000.

Board Members also receive $3,500 per day when traveling out of town on First American Fund Complex business that does not involve a Board or committee meeting. In addition, Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on First American Fund Complex business and to attend mutual fund industry conferences or seminars. Currently, the amounts specified above are allocated evenly among the funds in the First American Fund Complex. If the Mergers are consummated, amounts for compensation and reimbursements will be allocated one-half to the open-end funds and one-half to the closed-end funds in the First American Fund Complex, and further allocated among the closed-end funds pro rata by assets.

The following table sets forth the compensation received by each Board Member standing for re-election from each Target Fund for its most recent fiscal year, as well as the total compensation received by each such Board Member from the First American Fund Complex for the fiscal year ended August 31, 2013.

Name of Board Member	Minnesota Municipal Income	Minnesota Municipal Income II	Total Compensation from First American Fund Complex Paid to Board Members(1)
Roger A. Gibson	$12,500	$12,500	$162,500
John P. Kayser	11,429	11,429	148,571
Leonard W. Kedrowski	18,929	18,929	246,071
Richard K. Riederer	11,429	11,429	148,571
James M. Wade	12,500	12,500	162,500

(1)	The First American Fund Complex consists of six open-end funds (which are portfolios of two investment companies) and eight closed-end investment companies, totaling 14 funds, managed by USBAM, including the Target Funds. Total compensation reflected does not include the portion of the annual retainer and any additional annual retainer attributable to one of the open-end funds, which is paid to Board Members by USBAM.

Board Member Shareholdings

The following table discloses the dollar range of equity securities beneficially owned by each Board Member standing for re-election (i) in the Target Funds and (ii) on an aggregate basis in any of the funds in the First American Fund Complex as of March 31, 2013.

Name of Board Member	Dollar Range of Equity Securities in Minnesota Municipal Income (1)	Dollar Range of Equity Securities in Minnesota Municipal Income II (1)	Aggregate Dollar Range of Equity Securities in the First American Fund Complex(1)
Roger A. Gibson	None	None	$10,001-$50,000
John P. Kayser	None	None	$10,001-$50,000
Leonard W. Kedrowski	None	$1-$10,000	Over $100,000
Richard K. Riederer	None	None	None
James M. Wade	None	None	$1-$10,000

No Board Member/nominee who is not an interested person of the Target Funds or his immediate family member owns beneficially or of record, any security of USBAM, Nuveen Fund Advisors or Nuveen Asset Management or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

To the knowledge of the Target Funds, as of March 31, 2014, the officers and Board Members of each Target Fund as a group beneficially owned less than 1% of the outstanding shares of each Target Fund.

Officers of the Target Funds

Officers of the Target Funds are elected by the Board annually. Officers of each Target Fund may be removed by the Board, with or without cause, and officers may resign in the manner provided in the by-laws. Information relating to the current officers of the Target Funds is set forth in Appendix L to this Joint Proxy Statement.

Board Recommendation; Required Vote

The Board of each Target Fund recommends that shareholders of the Target Fund vote in favor of all First American Director Nominees to serve as Board Members for the Fund.

For each Target Fund, if at least a quorum is represented in person or by proxy, the vote of a plurality of the shares represented at the Annual Meeting is sufficient for the election of each nominee. Unless otherwise instructed, the proxies named in the proxy card enclosed herewith will vote for all nominees. In the event any of the above nominees are not candidates for election at the Annual Meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board may designate.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes, if any, will have no effect on the proposal to elect the nominees. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Audit Committee Report

The Audit Committee and the Board of each Target Fund have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Target Funds’ independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is Target Fund management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Target Funds’ financial statements, and the independent registered public accounting firm’s responsibility is to plan and carry out a proper audit of the financial statements.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Target Fund management represented to the Audit Committee that each Target Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 16.

The Target Funds’ independent registered public accounting firm also provided to the Audit Committee the written disclosures and a letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm’s independence. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants’ independence.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board that, with respect to each Target Fund, the audited financial statements for the Target Fund’s most recent fiscal year be included in the Target Fund’s Annual Report for that fiscal year filed with the SEC.

Members of the Audit Committee Roger A. Gibson, Chair John P. Kayser Leonard W. Kedrowski Richard K. Riederer James M. Wade

Fees Paid to Ernst & Young

Audit Fees.    Ernst & Young’s fees for professional services rendered for the audit of each Target Fund’s annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Target Funds’ Annual Reports on Form N-CSR.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Minnesota Municipal Income	$47,775	$47,038
Minnesota Municipal Income II	$47,775	$47,038

Audit-Related Fees.    Ernst & Young’s fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to the review of the semi-annual financial statements.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Minnesota Municipal Income	$2,813	$2,481
Minnesota Municipal Income II	$2,813	$2,481

Tax Fees.    Ernst & Young’s fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely regulated investment company qualification reviews, and tax distribution analysis and planning.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Minnesota Municipal Income	$6,381	$6,743
Minnesota Municipal Income II	$6,381	$6,743

All Other Fees.    There were no fees billed by Ernst & Young for other services during each Target Fund’s two most recently completed fiscal years.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by Ernst & Young to each of the Target Funds and the First American Fund Complex entities controlling, controlled by or under common control with USBAM that provide ongoing services to the Target Funds for the two most recently completed fiscal years are set forth in the following table.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Minnesota Municipal Income	$36,381	$217,000
Minnesota Municipal Income II	$36,381	$217,000

Audit Committee Pre-Approval Policies

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Target Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit services provided to USBAM, U.S. Bank, and any other entity under common control with USBAM that provides ongoing services to the Target Funds, but only if those services relate directly to the operations and financial reporting of the Target Funds. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures. None of the services rendered by Ernst & Young to each Fund or USBAM, U.S. Bank, and any other entity under common control with USBAM were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of [—], 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Minnesota Municipal Income:
Common shares	200,000,000	—
Preferred Shares	1,000,000	—	311
Minnesota Municipal Income II:
Common shares	10,000,000	—
Preferred Shares	1,000,000	—	130
Acquiring Fund:
Common shares	Unlimited	—
Preferred Shares	Unlimited	—	None

The common shares of Minnesota Municipal Income and Minnesota Municipal Income II are listed and trade on the NYSE MKT under the ticker symbols MXA and MXN, respectively. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol NMS.

Shareholders of the Target Funds

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before [—], 2014. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of [—], 2014.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma of Acquiring Fund
Minnesota Municipal Income—Common shares
Minnesota Municipal Income—Preferred shares	Bank of America Corporation* Bank of America Corporate Center 100 N. Tryon St. Charlotte, NC 28255	311	100%
Minnesota Municipal Income II—Common shares
Minnesota Municipal Income II—Preferred shares	Bank of America Corporation* Bank of America Corporate Center 100 N. Tryon St. Charlotte, NC 28255	130	100%

*	Banc of America Preferred Funding Corporation (“BAPFC”) and Blue Ridge Investments, L.L.C. (“Blue Ridge”) are each an indirect wholly-owned subsidiary of Bank of America Corporation (“BAC”). BAPFC individually owns 123 VMTP Shares and 129 VMTP Shares, respectively, of Minnesota Municipal Income and Minnesota Municipal Income II. Blue Ridge individually owns 188 VMTP Shares and one (1) VMTP Share, respectively, of Minnesota Municipal Income and Minnesota Municipal Income II.

Expenses of Proxy Solicitation

Each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, Securities and Exchange Commission registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Minnesota Municipal Income and Minnesota Municipal Income II incurred $[—] and $[—], respectively, in connection with its 2013 annual meeting of shareholders. Nuveen, USBAM or their affiliates will bear all expenses in excess of such amounts. Additional solicitation may be made by letter or telephone by officers or employees of USBAM or Nuveen or by dealers and their representatives.

Shareholder Proposals

To be considered for presentation at the 2015 annual meeting of shareholders of the Target Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Target Funds, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than [—]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Target Fund’s by-laws, submit such written notice to the respective Target Fund not later than [—]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If the Mergers are consummated, the Target Funds will cease to exist and will not hold their 2015 annual meetings. If the Mergers are not approved or are not consummated, each Target Fund will hold its 2015 annual meeting of shareholders, expected to be held in [—] 2015.

If the Mergers are consummated, shareholders of the Target Funds will become shareholders of the Acquiring Fund, which will hold a 2015 annual meeting of shareholders, expected to be held in [June] 2015. In that event, to be considered for presentation at the 2015 annual meeting of shareholders of the Acquiring Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Acquiring Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [—]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund not later than [—]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Target Fund shareholders who want to communicate with the Board or any individual Board Member should write to the Chair of the Board, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. The letter should indicate that you are a Target Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Fiscal Year

In May 2014, the Board of each Target Fund approved changing the fiscal year end of each Target Fund to June 30. Prior to this change, the fiscal year end of each Target Fund was August 31. The fiscal year end for the Acquiring Fund is June 30.

Appointment of the Independent Registered Public Accounting Firm

The Board of each Target Fund has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Target Fund for its fiscal year ended August 31, 2013 and its current fiscal year ending June 30, 2014. A representative of Ernst & Young

LLP will be present at the Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Target Fund that it has no direct or indirect material financial interest in the Target Funds, Nuveen Investments, USBAM, Nuveen Fund Advisors, Nuveen Asset Management or any other investment company sponsored by Nuveen or USBAM.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on Target Fund records and other information, the Target Funds believe that all SEC filing requirements with respect to the Target Funds applicable to their Board Members and officers, USBAM and companies affiliated with USBAM, pursuant to Section 16(a) of the Exchange Act, with respect to each Target Fund’s fiscal year end were satisfied.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Target Fund following each Target Fund’s fiscal year end. Each Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Target Fund at P.O. Box 1330, Minneapolis, Minnesota 55440-1330 or by calling (800) 677-3863.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Additional Voting Information

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If your Target Fund receives your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal on which you are entitled to vote, your shares will be voted in accordance with the recommendation of your Target Fund’s Board with respect to each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meetings and any adjournment(s) or postponement(s) thereof.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy your Target Fund receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meetings, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. If you vote by telephone or over the Internet, please do not return your proxy card, unless you later elect to change your vote. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meetings and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to your Target Fund at the above address prior to the date of the Meetings. However, attendance in person at a Meeting, by itself, will not revoke a previously tendered proxy.

Other Information

Management of the Target Funds does not intend to present and does not have reason to believe that others will present any items of business at the Meetings, except as described in this Joint Proxy Statement. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Target Fund entitled to be present and to vote at the Meetings will be available at the offices of the Target Funds, 800 Nicollet Mall, Minneapolis, Minnesota 55402, for inspection by any shareholder of the Target Funds during regular business hours for ten days prior to the date of the Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Meetings if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters.

For each Target Fund, the persons named as proxies may propose one or more adjournments of a Meeting for the Target Fund to permit further solicitation of proxies, whether or not a quorum is present. In determining whether to adjourn a Meeting, the following factors may be considered, among others: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholder with respect to the reasons for the further solicitation. Any adjournment of a Meeting will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at such Meeting or any adjournment or postponement thereof.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on such proposals other than the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETINGS, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Richard J. Ertel

Secretary

First American Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this              day of             , 2014 by and among Nuveen Minnesota Municipal Income Fund (the “Acquiring Fund”), a newly created business trust formed under the laws of Massachusetts, First American Minnesota Municipal Income Fund II, Inc. and Minnesota Municipal Income Portfolio Inc. (each, a “Target Fund” and, collectively, the “Target Funds”), each a Minnesota corporation, NMMIF Merger Sub, LLC (“Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund and, for purposes of Section 9.1 of the Agreement only, U.S. Bancorp Asset Management, Inc., the investment adviser to the Target Funds (“USBAM”), and Nuveen Fund Advisors, LLC, a sub-adviser to the Target Funds (“Nuveen Fund Advisors”). The Acquiring Fund and Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and each Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For each Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of each Target Fund will consist of the merger of the Target Fund with and into Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of shares of common stock of the Target Fund, newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and (ii) with respect to holders of Variable Rate MuniFund Term Preferred Shares, Series 2017 (“VMTP Shares”) of the Target Fund, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VMTP Shares” and together with the Acquiring Fund Common Shares, “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Merger” and together, the “Mergers”).

WHEREAS, Section 302A.651 of the Minnesota Business Corporation Act, Minn. Stat. ch. 302A, §302A.011, et seq. (“MN Act”), authorizes the merger of a Minnesota corporation with a foreign limited liability company and Section 59 of the Massachusetts Limited Liability Company Act, M.G.L. ch. 156C, §1, et seq. (“MA Act”), authorizes the merger of a Massachusetts limited liability company with a foreign corporation;

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund Parties currently have no assets and have carried on no business activities prior to the date first shown above and will have had de minimis assets and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1        MERGER.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with the MN Act and the MA Act, at the Effective Time (as defined in Section 1.1(e)), each Target Fund shall be merged with and into Merger Sub, the separate corporate existence of each Target Fund shall cease and Merger Sub shall be the surviving company in the Mergers (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of Merger Sub shall continue unaffected and unimpaired by the Mergers and, as the Surviving Company, it shall be governed by the MA Act.

(a)        At the Effective Time, as a result of the Mergers and without any action on the part of the holder of any shares of any Target Fund:

(i)        Each share of common stock of a Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Common Shares” and together with the Target Fund VMTP Shares, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.3); and

(ii)        Each VMTP Share of a Target Fund issued and outstanding immediately prior to the Effective Time (less any VMTP Shares with respect to which dissenters’ rights have been properly exercised under Minnesota law (“Dissenters’ Rights”)) shall, by virtue of the Merger and without any action on the part of the holder thereof be converted into the same number of Acquiring Fund VMTP Shares having (a) substantially identical terms to such Target Fund VMTP Shares as of the Closing Date (as defined in Section 3.1), (b) equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund, and (c) along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the Acquiring Fund Common Shares; and

(iii)        The membership interests in Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, Merger Sub shall continue in existence as the Surviving Company, and without further transfer, succeed to and possess all of the rights, privileges and powers of each Target Fund, and all of the assets and property of whatever kind and character of each Target Fund shall vest in Merger Sub without further act or deed. Thereafter, Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of each Target Fund, and any claim or judgment against a Target Fund may be enforced against Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        Acquiring Fund will issue Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Funds based on (i) with respect to holders of Target Fund Common Shares, their respective holdings of Target Fund Common Shares as of the Valuation Time (as defined in Section 2.1) and (ii) with respect to holders of Target Fund VMTP Shares, unless a holder has properly exercised Dissenters’ Rights, the number of Target Fund VMTP Shares held by such shareholder immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Mergers, except for the global share certificate. All Acquiring Fund Shares to be issued pursuant to the Mergers shall be deemed issued and outstanding as of the Effective Time.

(e)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Mergers to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the Commonwealth of Massachusetts in accordance with the MA Act and articles of merger (the “Articles of Merger”) with the Secretary of State of the State of Minnesota in accordance with the MN Act. Each Merger shall become effective at such time as the Certificate of Merger and Articles of Merger are duly filed, or at such subsequent date or time as the Acquiring Fund Parties and the Target Funds shall agree and specify in the Certificate of Merger and Articles of Merger (the “Effective Time”).

(f)        Each Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 3.1), when the Target Funds’ assets are aggregated, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Directors of such Target Fund (each, a “Target Fund Board”) or the adviser or sub-advisers to the Target Funds, such disposition would adversely affect the status of its Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.2        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable after the Effective Time, Merger Sub shall be dissolved and the Acquiring Fund will assume all of Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and Merger Sub will distribute to the Acquiring Fund, which will be the sole member of Merger Sub at such time, all of the assets of Merger Sub in complete liquidation of its interest in Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub on the date hereof.

1.3        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in each Merger, Minnesota Municipal Income Portfolio Inc. shall be deemed the survivor solely for accounting and performance purposes.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing Target Fund VMTP Shares up to and including the day before the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund VMTP Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time, each Target Fund shall declare all accumulated but unpaid dividends on its Target Fund VMTP Shares up to and including the day before the Closing Date. Such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund VMTP Shares for which such Target Fund VMTP Shares were exchanged to the holder thereof on the day immediately preceding the Closing Date. Prior to the Closing, each Target Fund shall establish an escrow account and set aside assets in the amount of the accumulated but unpaid dividends on its Target Fund VMTP Shares to be held solely for the benefit of such Target Fund VMTP Shares as of the record date for such dividend.

1.5        INITIAL SHAREHOLDER APPROVALS.    Immediately prior to the Effective Time, Nuveen Fund Advisors will acquire one Acquiring Fund Share at the net asset value set forth in Section 2.2 and, as the sole shareholder of the Acquiring Fund, shall (a) approve the advisory agreement with Nuveen Fund Advisors with respect to the Acquiring Fund, in the form described in the Joint Proxy Statement/Prospectus (as defined in Section 8.6), (b) approve the subadvisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC (“NAM”) with respect to the Acquiring Fund, in the form described in the Joint Proxy Statement/Prospectus, (c) approve an advisory agreement with Nuveen Fund Advisors and a subadvisory agreement with NAM in connection with a change of control, (d) elect the Trustees of the Acquiring Fund and (e) approve any other matter for which shareholder approval is required.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.8        BOOKS AND RECORDS.    Each Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York

Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Target Fund Board and the Acquiring Fund Board). The value of each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be the net asset value per common share of Minnesota Municipal Income Portfolio Inc. computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Target Fund Board and the Acquiring Fund Board). The value of Minnesota Municipal Income Portfolio Inc.’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of Minnesota Municipal Income Portfolio Inc.

2.3        COMMON SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Common Share of each Target Fund outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per common share of such Target Fund determined in accordance with Section 2.1 divided by the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund Shareholders of common stock in each Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Common Shares held by shareholders of such Target Fund as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, shareholders of such Target Fund Common Shares will receive cash. In the event Target Fund Shareholders of common stock would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Target Fund are listed or another exchange on which the portfolio securities of a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Target Fund are listed or elsewhere, the Valuation Time shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II (other than Section 2.2) shall be made by or under the direction of the Target Funds’ fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to all Funds in order for the closing of any Merger to take place. The closing of each Merger (each, a “Closing” and, collectively, the “Closings”) shall occur on                     , or such later date not to exceed sixty (60) days following the satisfaction or waiver of all Closing conditions, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. Each Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        Each Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of common shares and VMTP Shares of such Target Fund outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares and VMTP Shares of such Target Fund and the number and percentage ownership of outstanding common shares and VMTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and to deliver to each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the shareholders of such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of such Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Funds shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or Merger Sub may reasonably deem necessary or desirable in order to ultimately vest and confirm Merger Sub’s title to and possession of all of the assets of the Target Funds and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Merger as follows:

(a)        The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Articles of Incorporation, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“VMTP Statement”), By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of August 31, 2013, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2013, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The financial statements of the Target Fund as of February 28, 2014, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 28, 2014, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to February 28, 2014, whether or not incurred in the ordinary course of business.

(i)        As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been or will be made in accordance with the applicable provisions of the 1940 Act.

(j)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)        The authorized capital of Minnesota Municipal Income Portfolio Inc. consists of 200,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.01 per share and the authorized capital of First American Minnesota Municipal Income Fund II Inc. consists of 10,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)        Except as previously disclosed to the Acquiring Fund in writing, the minute books and other similar records of the Target Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the Target Fund Board and committees of the Target Fund Board. The records of the Target Fund contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by the Target Fund Shareholders immediately prior to the Closing and such records are accurate as of the Closing.

(p)        The Target Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(q)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, any Proxy Materials (as defined in Section 5.5) or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(r)        The Target Fund has complied, and is in compliance, in all material respects, with its investment policies and restrictions currently in effect.

(s)        No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(t)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Fund and Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws.

(e)        The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of Merger Sub’s Certificate of Organization or LLC Agreement.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest, par value $0.01 per share. The Acquiring Fund has no outstanding shares as of the date hereof and will have one outstanding share as of the Closing, no options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund immediately prior to the Closing.

(h)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and Merger Sub. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(j)        The information to be furnished by the Acquiring Fund and Merger Sub for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(k)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and Merger Sub with respect to the Acquiring Fund and Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, any Proxy Materials (as defined in Section 5.5) or any other materials provided in connection with the Mergers, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(m)        The Acquiring Fund (i) has filed an election to be treated as an association taxable as a corporation for federal income tax purposes for its taxable year that will include the Closing Date, (ii) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) will be eligible to compute its federal income tax under Section 852 of the Code for its taxable year that includes the Closing Date, and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(o)        All of the issued and outstanding membership interests in Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into membership interests or voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of Merger Sub.

(p)        Since the date of its organization, Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the Closing Date, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(q)        The Acquiring Fund has no assets, and will have no assets as of the Closing Date other than as necessary to issue one share to the initial shareholder, and has engaged in no activities other than as necessary to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f), 1.4 and 8.5, each Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    Each Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to holders of Target Fund Common Shares (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Target Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds, the Acquiring Fund or Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

6.2        The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

7.3        Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of such Target Fund.

7.4        The Target Funds shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5        All contracts of each Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Articles of Incorporation, VMTP Statement and By-Laws. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). Prior to the Closing, each Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend.

8.6        The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive joint proxy statement/prospectus as filed with the Commission (the “Joint Proxy Statement/Prospectus”).

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Joint Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from K&L Gates LLP dated as of the Closing Date, substantially to the effect that:

(a)        Each Target Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota and to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, each Target Fund has the power to sell, assign, convey, transfer and deliver the assets as contemplated by this Agreement.

(e)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Articles of Incorporation, VMTP Statement or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Articles of Incorporation, VMTP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the State of Minnesota, K&L Gates LLP may rely on the opinion of Dorsey & Whitney LLP.

8.8        With respect to each Merger, the Funds participating in such Merger shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or Merger Sub upon the merger of the Target Fund with and into Merger Sub pursuant to applicable state laws or upon the liquidation of Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the merger of the Target Fund with and into Merger Sub pursuant to applicable state laws or upon the liquidation of Merger Sub, except with respect to any cash received in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged for such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged for such Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

(f)        The basis of the Target Fund’s assets in the hands of Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of Merger Sub will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Target Fund preferred shareholders who elect Dissenters’ Rights, (2) the effect of the mergers on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may request of the Funds and Merger Sub and each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund VMTP Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of K&L Gates LLP with respect to such issue.

8.9        The Acquiring Fund shall have obtained written confirmation from Fitch, Inc. or any other rating agency then rating the VMTP Shares, that the Acquiring Fund VMTP Shares to be issued in each Merger will be rated by such rating agencies no less than the then current rating assigned by such rating agencies to the Target Fund VMTP Shares exchanged therefor.

8.10        For the avoidance of doubt, each Merger is contingent on the consummation of each other Merger, and no Closing will take effect unless the conditions precedent for each Merger have been satisfied or waived.

ARTICLE IX

EXPENSES

9.1        Each Target Fund will bear that portion of the expenses associated with the preparation, printing and mailing of the Joint Proxy Statement/Prospectus, Proxy Materials, the solicitation of proxy votes and the costs of holding the meetings of such Target Fund up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. The expenses incurred in connection with the Mergers (whether or not the Mergers are consummated) and the liquidation and dissolution described in Section 1.2 in excess of that amount will be borne by Nuveen Fund Advisors, USBAM or their affiliates. Merger, liquidation and dissolution expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs. For the purposes of this section, Merger, liquidation and dissolution costs do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear such costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or a Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or a Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, any Target Fund Board, any Target Fund, the Acquiring Fund, Merger Sub, the adviser to the Acquiring Fund or any Target Fund, the sub-adviser to the Acquiring Fund or any Target Fund, or any officers of such Funds or Merger Sub or such advisers and sub-advisers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Target Funds called by each Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board, and signed by authorized officers of the Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in the Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

By:
Name:
Title:

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

By:
Name:
Title:

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

By:
Name:
Title:

NMMIF MERGER SUB, LLC

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

U.S. BANCORP ASSET MANAGEMENT, INC.

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

APPENDIX B

MINNESOTA STATUTES-RIGHTS OF DISSENTING SHAREHOLDERS

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1.    Actions creating rights.    A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)        unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)        alters or abolishes a preferential right of the shares;

(2)        creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)        alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)        excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)        eliminates the right to obtain payment under this subdivision;

(b)        a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)        a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)        a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)        a plan of conversion adopted by the corporation; or

(f)        any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

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Subdivision 2.    Beneficial owners.    (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)        A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3.    Rights not to apply.    (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)        If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)        Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)        The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)        The applicability of clause (1) is determined as of:

(i)        the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)        the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)        Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

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Subdivision 4.    Other rights.    The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS’ RIGHTS.

Subdivision 1.    Definitions.    (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)        “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)        “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)        “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2.    Notice of action.    If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3.    Notice of dissent.    If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4.    Notice of procedure; deposit of shares.    (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)        the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)        any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)        a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

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(4)        a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)        In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5.    Payment; return of shares.    (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)        the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)        an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)        a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)        The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)        If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6.     Supplemental payment; demand.    If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7.    Petition; determination.    If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition

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requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8.    Costs; fees; expenses.    (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)        If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)        The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

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APPENDIX C

CONFIDENTIAL INFORMATION MEMORANDUM

Copy No.

Strictly Confidential

$44,100,000

NUVEEN MINNESOTA MUNICIPAL INCOME FUND VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

441 SHARES SERIES 2017 LIQUIDATION PREFERENCE $100,000 PER SHARE

This Information Memorandum is provided for information purposes in connection with the issuance of up to 441 Variable Rate MuniFund Term Preferred Shares, Series 2017 (“Series 2017 VMTP Shares”), of Nuveen Minnesota Municipal Income Fund (the “Fund”) in connection with the merger of Minnesota Municipal Income Portfolio Inc. (“Minnesota Municipal Income”) and First American Minnesota Municipal Income Fund II, Inc. (“Minnesota Municipal Income II” and together with Minnesota Municipal Income, the “Target Funds” and each, a “Target Fund”) into the Fund (the “Mergers”). Each VMTP Share has a liquidation preference of $100,000 per share (the “Liquidation Preference”).

This Information Memorandum is being provided exclusively to holders of Variable Rate MuniFund Term Preferred shares (“VMTP Shares”) of the Target Funds as of [—]. As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund. Holders of Target Fund VMTP Shares will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund. References herein to the “Fund” refer to the Fund at the time the Mergers are effected, and all references to “Series 2017 VMTP Shares” generally refer to such shares as issued by the Fund at the time such shares are issued.

The terms of the Series 2017 VMTP Shares to be issued in the Mergers will be substantially identical, as of the time of the closing of the Mergers, to the outstanding VMTP shares of each Target Fund for which they will be exchanged. The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the Series 2017 VMTP Shares are set forth in the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2017 Variable Rate MuniFund Term Preferred Shares attached hereto as Appendix A and incorporated herein by reference (the “Statement”) and the VMTP Purchase Agreement among the Fund and the initial holders of the Series 2017 VMTP Shares (the “VMTP Purchase Agreement”). Any capitalized terms used but not defined herein shall have the meaning given in the Statement. Each prospective holder of the Series 2017 VMTP Shares is strongly cautioned to review the Statement and the VMTP Purchase Agreement in their entirety for a complete description of all terms applicable to the Series 2017 VMTP Shares. The summary description of the Series 2017 VMTP Shares set forth below does not purport to be a complete description of all terms applicable to the Series 2017 VMTP Shares.

Investing in VMTP Shares involves risks. See “Risks” beginning on page 3.

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the securities are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors.”

Offering Price: $100,000 per VMTP Share

The date of this Information Memorandum is [—], 2014.

Book-Entry Only.    It is expected that the VMTP Shares will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company (“DTC”), on or about [—], 2014.

The Fund.    The Fund is a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Series 2017 VMTP Shares.    The terms of the Series 2017 VMTP Shares to be issued pursuant to the Mergers will be substantially the same, as of the time of closing of the Mergers, to the terms of the outstanding VMTP Shares of each Target Fund for which they will be exchanged, including the same:

•	dividend rate and dividend rate determination method, including applicable spread adjustments;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights;

•	registration rights; and

•	information delivery requirements.

The terms of the Series 2017 VMTP Shares are further summarized below. The specific preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the Series 2017 VMTP Shares are contained in the Statement attached hereto as Appendix A.

Dividend Rate.    The dividend rate for the Series 2017 VMTP Shares is determined with respect to Rate Periods that will generally commence on a Thursday and end on the following

Wednesday when a new Index Rate (as defined below) is published. The “Index Rate” for any such Rate Period will be (i) the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index made available at 5:00 p.m., New York City time, on the day immediately preceding the beginning of such Rate Period or (ii) except as otherwise provided in the Statement, if such index is not made available by 5:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date. If the day immediately preceding a Rate Period is not a Business Day (meaning any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange (“NYSE”) is not closed), that Rate Period will begin on the next Business Day on which such index is next made available but the end date of such Rate Period will not be adjusted. The dividend rate for any Rate Period will be equal to the Index Rate plus the “Applicable Spread.” The Applicable Spread will initially be the same as the Applicable Spread for the VMTP Shares of the Target Funds held immediately prior to the Mergers and is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Series 2017 VMTP Shares by a rating agency providing a credit rating for the Series 2017 VMTP Shares at the request of the Fund, as described below, provided that the dividend rate will in no event exceed 15% per annum. The applicable dividend rate of the Series 2017 VMTP Shares is referred to herein as the “Dividend Rate.” See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to the applicable Dividend Rate.

Applicable Spread Adjustments.    As noted above, the Applicable Spread will initially be the same as the Applicable Spread for the VMTP Shares of the Target Funds held immediately prior to the Mergers but will adjust based on the highest applicable credit rating most recently assigned to the Series 2017 VMTP Shares by Fitch Ratings, part of the Fitch Group (“Fitch”) or any additional or different rating agency providing a long-term credit rating on the Series 2017 VMTP Shares and which is designated a “Rating Agency” as provided in the Statement. Any such adjustment to the per annum percentage will be as set forth opposite such assigned rating in the table below:

Long-Term Ratings*

Fitch	Applicable Spread**
AAA to AA	0.95%
AA-	1.15%
A+	1.35%
A	1.55%
A-	1.75%
BBB+	2.65%
BBB	2.80%
BBB-	2.95%

*	And/or the equivalent ratings of an Other Rating Agency then rating the Series 2017 VMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the Series 2017 VMTP Shares.

**	Unless an Increased Rate Period is in effect and continuing, in which case the Applicable Spread shall be 5.95% for such period.

The Applicable Spread will increase to 5.95% per annum for a Rate Period (an “Increased Rate Period”) if, on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent for the Series 2017 VMTP Shares by 12:00 noon, New York City time, on a Dividend Payment Date for such Series 2017 VMTP Shares, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series 2017 VMTP Shares payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended in the manner required by the Statement on or prior to such first day; (B) the Fund has failed to deposit with the Redemption and Paying Agent for the Series 2017 VMTP Shares by 12:00 noon, New York City time, on an applicable Redemption Date for such Series 2017 VMTP Shares, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series 2017 VMTP Shares on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended in the manner required by the Statement on or prior to such first day; (C) any Rating Agency has withdrawn the credit rating required to be maintained with respect to the Series 2017 VMTP Shares pursuant to the Statement other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to the Series 2017 VMTP Shares; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the Series 2017 VMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund. A “Ratings Event” will be deemed to exist with respect to the Series 2017 VMTP Shares at any time such VMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade (as defined in the Statement). No Increased Rate Period for the Series 2017 VMTP Shares with respect to any Dividend Default or Redemption Default will be deemed to have commenced if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Index Rate plus 5.95% per annum, applied to the period of such non-payment on the Series 2017 VMTP Shares.

Dividend Payments.    The holders of Series 2017 VMTP Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) out of funds legally available for payment, cumulative cash dividends and other distributions on each such VMTP Share at the applicable Dividend Rate for such Series 2017 VMTP Shares, calculated as set forth in the Statement. Dividends and other distributions on the Series 2017 VMTP Shares will accumulate from the Date of Original Issue with respect to such Series, which will be the closing date of the Mergers. The “Dividend Period” for the Series 2017 VMTP Shares will generally be a calendar month and the “Dividend Payment Date” in respect of each Dividend Period is the first Business Day following the end of such Dividend Period, except that the first Dividend Period on the Series 2017 VMTP Shares will begin on the Date of Original Issue and end on (and include) the last calendar day of the month in which the Date of Original Issue occurred. The amount of dividends per share payable on the Series 2017 VMTP Shares on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Rate Period (or part thereof) will be computed by (i) multiplying the Dividend Rate in effect for the Series 2017 VMTP Shares for such Rate Period (or part thereof) by a fraction, the numerator of which will be the actual number of days in such Rate Period (or part thereof) and the denominator of which will be the actual number of days in the year in which such Rate Period (or such part thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the

Liquidation Preference for a Series 2017 VMTP Share ($100,000). Dividends on Series 2017 VMTP Shares with respect to any Dividend Period will be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. Dividends on Series 2017 VMTP Shares will be paid on each Dividend Payment Date for such Series 2017 VMTP Shares to the Holders of shares of such Series 2017 VMTP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to dividend payments.

Term Redemption.    The Fund is required to redeem all outstanding Series 2017 VMTP Shares on May 1, 2017, unless earlier redeemed or repurchased by the Fund, at a redemption price equal to the sum of the $100,000 liquidation preference per Series 2017 VMTP Share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but without interest thereon) to (but excluding) the redemption date. See “Redemption—Term Redemption” in the Statement for additional information relating to the term redemption of the Series 2017 VMTP Shares.

Optional Redemption.    The Series 2017 VMTP Shares are subject to optional redemption in whole or in part at the option of the Fund on any Business Day (as defined below) (i) prior to May 1, 2015 at a redemption price equal to the sum of the $100,000 Liquidation Preference per Series 2017 VMTP Share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) from and including the date of original issue to (but excluding) the redemption date plus an optional redemption premium per share equal to the product of (a) 0.95% and (b) the $100,000 Liquidation Preference per share, or (ii) on or after May 1, 2015, zero. See “Redemption—Optional Redemption” in the Statement for additional information relating to the optional redemption of the Series 2017 VMTP Shares.

Asset Coverage Mandatory Redemption.    If the Fund fails to have Asset Coverage (as defined in the Statement) of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of 30 calendar days following such Business Day, the Fund will proceed to redeem Preferred Shares (as defined in the Statement) equal to the lesser of (i) the minimum number of Preferred Shares that will result in the Fund having Asset Coverage of at least 225% and (ii) the maximum number of Preferred Shares that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may redeem a number of Preferred Shares that will result in the Fund having Asset Coverage of up to and including 250%. The Preferred Shares to be redeemed may include at the Fund’s sole option any number or proportion of Series 2017 VMTP Shares. If Series 2017 VMTP Shares are redeemed, such shares will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) from and including the date of original issue to (but excluding) the date fixed for such redemption. See “Redemption—Asset Coverage Mandatory Redemption” in the Statement for additional information relating to the Asset Coverage Mandatory Redemption.

Effective Leverage Ratio Mandatory Redemption.    If the Effective Leverage Ratio (as defined in the Statement and as modified by the VMTP Purchase Agreement) of the Fund exceeds 45% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following

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the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio not to exceed 45% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of Series 2017 VMTP Shares, in accordance with the terms of such Preferred Shares, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any Series 2017 VMTP Shares so redeemed will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption. Notwithstanding the foregoing, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio is only required not to exceed 46% on such Business Day. See “Redemption—Effective Leverage Ratio Mandatory Redemption” in the Statement for additional information relating to the Effective Leverage Ratio Mandatory Redemption.

Information Requirements.    Banc of America Preferred Funding Corporation and Blue Ridge Investments, L.L.C., including their respective successors by merger or operation of law (each a “Purchaser” and collectively, the “Purchasers”), each in its respective capacity as a purchaser of the Series 2017 VMTP Shares, is entitled to receive various information concerning the Fund that is described in the VMTP Purchase Agreement under the heading “Covenants of the Issuer—Information.” In particular, such Purchaser is entitled to receive, on the fifteenth and last day of each month (i) reports of portfolio holdings of the Fund and (ii) a report on the Fund’s Asset Coverage, Effective Leverage Ratio, and the floating rate securities of tender option bond (“TOB”) trusts for which the Fund owns the inverse floating rate certificates. Prior to any registration of the Series 2017 VMTP Shares under the Securities Act, a permitted transferee of such VMTP Shares will have the right to receive such information upon satisfying certain conditions. A fee is payable to such Purchaser of the Series 2017 VMTP Shares if these reports have not been timely delivered and such failure is not cured within three (3) Business Days after notification of such failure is provided by such Purchaser. See Section 2.4 of the VMTP Purchase Agreement for additional information. Also, in the event of such a failure, such Purchaser has the right to calculate the Effective Leverage Ratio for the Series 2017 VMTP Shares based on the securities holdings contained in the most recent reports provided and current market prices at the time of calculation.

Voting and Consent Rights.    The holders of Series 2017 VMTP Shares are entitled to certain voting rights. See “Voting Rights” in the Statement for a description of the voting rights granted to the holders of Series 2017 VMTP Shares. In addition, the consent of the holders of more than 50% of the outstanding Series 2017 VMTP Shares is required under the VMTP Purchase Agreement for certain actions affecting their investment in the Fund, including, but not limited to, (i) any amendment, alteration or repeal of any provision of the Declaration of Trust of the Fund (the “Declaration”), or the Statement, that would affect any preference, right or power of the VMTP Shares differentially from the rights of the holders of the Fund’s common shares, (ii) any termination of any Rating Agency for the Series 2017 VMTP Shares or any selection of a replacement or additional Rating Agency for the Series 2017 VMTP Shares, (iii) the issuance of any indebtedness or additional preferred shares of the Fund (subject to certain exceptions including, but not limited to, the incurrence of indebtedness or the issuance of Preferred Shares, the proceeds of which are used to redeem or repurchase Series 2017 VMTP Shares), and (iv) the creation or incurrence of certain liens on the Fund’s assets. The Purchasers also have certain consent rights under the VMTP Purchase Agreement that are applicable only to them, including without limitation to the extent the Purchasers are the Holder, Designated Owner or beneficial owner of at least 51% of the VMTP Shares then outstanding, without the prior written consent of each Purchaser, the Fund will not agree to, consent to or permit any amendment, supplement, interpretation, modification or repeal of the Statement or any provision therein, nor waive any provision thereof. Certain (but not all) of these consent rights are assignable by the Purchasers, in its capacity as purchaser, to subsequent holders of Series 2017 VMTP Shares that are permitted transferees of such VMTP Shares as set forth in the Statement and VMTP Purchase Agreement. All of the consent rights granted to the holders of more than 50% of the outstanding Series 2017 VMTP Shares and/or the Purchasers terminate if any of the Series 2017 VMTP Shares are registered for sale under the Securities Act. See the VMTP Purchase Agreement for a complete description of all terms applicable to these consent rights and the limitations thereof.

Investment Strategies.    Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (defined, for this purpose, as net assets of the Fund as well as assets that are attributable to all types of leverage) in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes. The Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. The Fund’s investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The Fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors.

Tax Exemption.    The dividend rate for Series 2017 VMTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income taxes, although a portion of those dividends may be subject to the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on Series 2017 VMTP Shares. To the extent that it does so, the Fund will use commercially reasonable efforts to contemporaneously either (i) adjust the Dividend Rate so as to pay, or (ii) make a separate, supplemental distribution of, in either case an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the distributions equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates taking into account Section 1411 of the Code in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal income taxes. Alternatively, where such commercially reasonable efforts do not reasonably permit the Fund to effect a payment or distribution as described in the preceding sentence, the Fund will satisfy the requirement to allocate capital gains or ordinary income to Series 2017 VMTP Shares by making a supplemental distribution of such gains or income to holders of Series 2017 VMTP Shares, over and above the monthly dividend that is fully exempt from regular federal income taxes. If, in connection with a redemption of Series 2017 VMTP Shares, the Fund allocates capital gains or ordinary income to a distribution on Series 2017 VMTP Shares without having made either a contemporaneous adjustment of the Dividend Rate or supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of Series 2017 VMTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates taking into account Section 1411 of the Code in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the Series 2017 VMTP Shares. See “Tax Matters.”

Priority of Payment.    Series 2017 VMTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Series 2017 VMTP Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares currently outstanding. The Fund may issue additional preferred shares on parity with Series 2017 VMTP Shares, subject to certain limitations as set forth in the Statement and (prior to any registration for sale of the Series 2017 VMTP Shares under the Securities Act) certain consent rights of the holders of more than 50% of any of the outstanding Series 2017 VMTP Shares as set forth in the VMTP Purchase Agreement. The Fund may not issue additional classes of shares that are senior to VMTP Shares or that are senior to other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund may not issue debt securities that rank senior to VMTP Shares other than as described herein. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. The VMTP Purchase Agreement limits such borrowings for temporary purposes to not more than 5% of the Fund’s assets and a term of not more than 60 days. See “Investment Limitations” in this Information Memorandum, “Issuance of Additional Preferred Shares” in the Statement and “Miscellaneous—Consent Rights of the Majority Participants to Certain Actions” in the VMTP Purchase Agreement.

Transfer Restrictions.    The Series 2017 VMTP Shares are subject to substantial restrictions on transfer. See “Transfers” in the Statement and the description of such transfer restrictions in this Information Memorandum for additional information on these transfer restrictions.

Term Redemption Liquidity Account and Liquidity Requirement.    On or prior to November 1, 2016 (the “Liquidity Account Initial Date”), the Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Deposit Securities (as defined in the Statement) or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”) or A- by Fitch or an equivalent rating by any other NRSRO (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such Series 2017 VMTP Shares. The “Term Redemption Amount” for Series 2017 VMTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of Series 2017 VMTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for Series 2017 VMTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Fund will cause the custodian and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the Fund’s investment adviser, to take all such necessary actions, including segregating assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to the Series 2017 VMTP Shares, Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”), the Fund’s sub-adviser, on behalf of the Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the Series 2017 VMTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the Series 2017 VMTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions described below:

Number of Months Preceding Month of Term Redemption Date	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the VMTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the

Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the VMTP Shares on the Term Redemption Date, the requirement of the Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Eligible Assets.    In the VMTP Purchase Agreement, the Fund has represented that, as of the date of this Information Memorandum, the Fund owns only Eligible Assets. “Eligible Assets” means the instruments described in Exhibit B to the VMTP Purchase Agreement, which exhibit may be amended from time to time with the prior written consent of the Purchasers, in which the Fund may invest. In addition, the Fund has covenanted in the VMTP Purchase Agreement to only make investments in Eligible Assets, in accordance with the Fund’s investment objectives and the investment policies set forth in this Information Memorandum.

Registration Rights.    The holders of a majority of the outstanding Series 2017 VMTP Shares at the time in question have the right to demand the registration under the Securities Act of all or a portion of the Series 2017 VMTP Shares pursuant to the Registration Rights Agreement among the Fund and the initial holders. The failure of the Fund to fulfill certain obligations under the Registration Rights Agreement will give rise to a fee payable to such purchaser of the Series 2017 VMTP Shares as described in Section 2.4 of the VMTP Purchase Agreement.

Redemption and Paying Agent.    The redemption and paying agent for VMTP Shares is State Street Bank and Trust Company, Canton, Massachusetts (the “Redemption and Paying Agent” or “State Street”). State Street has subcontracted the redemption and paying agency servicing of the Fund to Computershare, Inc.

Adviser and Sub-adviser.    Nuveen Fund Advisors, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management serves as investment sub-adviser to the Fund. Nuveen Asset Management makes investment decisions for the Fund, places purchase and sale orders for the Fund’s portfolio transactions, and employs the Fund’s portfolio managers and the securities analysts that provide research services relating to the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. Prospective investors should read this Information Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE VMTP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S INVESTMENT ADVISER OR THE REDEMPTION AND PAYING AGENT.

This Information Memorandum is furnished by the Fund on a confidential basis in connection with an offering exempt from registration under the Securities Act, solely for the purpose of enabling a prospective investor to consider the purchase of the securities offered hereby. The information contained or incorporated by reference in this Information Memorandum has been provided solely by the Fund and other sources identified herein.

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The securities offered hereby have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, the securities are being offered and sold only to qualified institutional buyers in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. Prospective purchasers are hereby notified that sellers of the securities offered hereby may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” It is unlikely that a market will develop for the securities offered hereby.

In making an investment decision, prospective investors must rely on their own examination of the Fund and the terms of this offering, including the merits and risks involved. This offering is being made on the basis of this Information Memorandum and any decision to purchase the securities in this offering must be based on the information contained herein. No representation is made to any offeree or purchaser of the securities offered hereby regarding the legality of an investment therein by such offeree or purchaser under any applicable legal investment or similar laws or regulations. The contents of this Information Memorandum are not to be construed as legal, business or tax advice. Each prospective investor should consult his or her own attorney and business and tax advisor as to legal and business advice.

Prospective investors are hereby offered the opportunity, prior to purchasing any securities, to ask questions and receive answers concerning the terms and conditions of the offering of shares and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The securities offered hereby have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Information Memorandum or confirmed the accuracy or determined the adequacy of this Information Memorandum. Any representation to the contrary is a criminal offense.

This Information Memorandum is personal to the offeree and has been prepared solely for use in connection with the offering of the securities and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the securities. Distribution of this Information Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the securities is not authorized, and any disclosure of any of its contents is prohibited. Each offeree, by accepting delivery of this Information Memorandum, agrees to the foregoing and agrees to make no copies of this Information Memorandum and, if the offeree does not purchase the VMTP Shares or the offering is terminated, to return this Information Memorandum to: Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, Attention: VMTP Product Administration.

The VMTP Shares will be issued in book-entry form, as global securities (the “Global Securities”). The Global Securities will be deposited with, or on behalf of DTC and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to “VMTP shareholders” include the Beneficial Owners of interests in the VMTP Shares and references to the “VMTP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement.”

This Information Memorandum contains information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which are attached or otherwise available on a confidential basis to prospective purchasers) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum and the offering of the securities in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the securities offered hereby or the circulation or distribution of this Information Memorandum or any offering material in relation to the Fund or the securities in any jurisdiction where action for that purpose is required.

THIS OFFERING MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN VMTP SHARES FOR THE ENTIRE TERM OF THE SECURITIES.

NEITHER THE FUND NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PURCHASER OF VMTP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR PURCHASER UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS OFFERING MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN THE VMTP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS OFFERING MEMORANDUM.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective purchaser (and each employee, representative or other agent of each prospective purchaser) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective purchaser relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective purchasers regarding the transactions contemplated herein.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities, the funding and solvency of municipal issuers, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

You should rely only on the information contained in or incorporated by reference into this Information Memorandum. We have not authorized anyone to provide you with information different from that contained in this Information Memorandum. The information contained in this Information Memorandum is accurate only as of the date of this Information Memorandum, regardless of the time of delivery of this Information Memorandum or any sale of VMTP Shares.

NOTICE TO INVESTORS

Each person acquiring Series 2017 VMTP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1)        It understands and acknowledges that the securities are “restricted securities” and have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that none of the Fund nor any person representing the Fund has made any representation to it with respect to the Fund or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities and information delivered or made available to it in response to its questions, due diligence, and requests for information. Further, no representation is made regarding VMTP Shares or the advisability of investing in VMTP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4)        It is acquiring the Series 2017 VMTP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5)        In the VMTP Purchase Agreement, each initial purchaser has agreed, and each subsequent holder or owner of the Series 2017 VMTP Shares will be required to agree, to offer, sell or otherwise transfer such securities only to (1) (i) Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) TOB trusts in which all investors are Persons that such Purchaser reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (2) unless the prior written consent of the Issuer and the Majority Participants has been obtained, not Nuveen Persons (as defined in the VMTP Purchase Agreement) if such Nuveen Persons would, after such sale and transfer, own more than 20% of the Outstanding Series 2017 VMTP Shares. The foregoing restrictions on transfer shall not apply to any Series 2017 VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such registered Series 2017 VMTP Shares thereafter.

(6)        Each purchaser acknowledges that each certificate representing Series 2017 VMTP Shares (unless sold to the public in an underwritten offering of such Series 2017 VMTP Shares pursuant to a registration statement filed under the Securities Act) will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY TO (l) (A) A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT IS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(a)(2) OF THE SECURITIES ACT; (B) A TENDER OPTION BOND TRUST IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES, OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) A PERSON THAT THE ISSUER OF THE SECURITY HAS APPROVED IN WRITING TO BE THE HOLDER OF THE SECURITY AND (2) UNLESS THE PRIOR WRITTEN CONSENT OF THE ISSUER OF THE SECURITY AND HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VMTP SHARES IS OBTAINED, NOT A NUVEEN PERSON (AS DEFINED IN THE PURCHASE AGREEMENT, DATED [—], 2014, BY AND AMONG THE ISSUER OF THE SECURITY, BANC OF AMERICA PREFERRED FUNDING CORPORATION AND BLUE RIDGE INVESTMENTS, L.L.C.), IF SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN MORE THAN 20% OF THE OUTSTANDING VMTP SHARES.

(7)        It acknowledges that the Fund and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

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RISKS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in VMTP Shares. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund. See also “The Fund’s Investments.”

Risks of Investing in VMTP Shares

Dividend Rate Risk—VMTP Shares.    The VMTP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Risks Related to SIFMA Municipal Swap Index.    The Dividend Rate (as defined below) on the VMTP Shares is based on the weekly SIFMA Municipal Swap Index plus an applicable spread that is determined based on the long-term credit rating of the VMTP Shares. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

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Marginal Tax Rates.    As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

•

Tax-Exempt Status of Municipal Securities.    Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

•

Tax Treatment of Comparable Securities.    Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

•

Creditworthiness of Municipal Securities.    Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other

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variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

•

Supply and Demand for Municipal Securities; Remarketing Practices.    In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

•

Yield Compression.    As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

Discontinuation or Modification of the SIFMA Municipal Swap Index.    The SIFMA Municipal Swap Index was created by SIFMA and is produced by Municipal Market Data, a Thomson Financial Services Company (“MMD”). SIFMA and/or MMD may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or MMD may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and MMD have no obligation to consider the interests of the Holders of the VMTP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Rate will be based on the S&P Municipal Bond 7 Day High Grade Rate Index. If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Board of Trustees may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the VMTP Shares as set forth in the VMTP Purchase Agreement. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

No Public Trading Market and Restrictions on Transfer.    The VMTP Shares are a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VMTP Shares. The Fund has not registered, and does not intend to register, the VMTP Shares under the Securities Act, except in connection with the rights conferred by the Registration Rights Agreement. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons that are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and conditions of the Statement, unless otherwise permitted by the Fund, the VMTP

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Shares may only be purchased by and sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act that are (a) Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (b) tender option bond trusts in which all investors are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies. See the terms and conditions in the Statement under the heading “Transfers.” Such restrictions on transfer of the VMTP Securities may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A under the Securities Act, the Fund will furnish, or cause to be furnished, to VMTP shareholders and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act. See “Available Information.”

Ratings Risk.    The Fund expects that, at issuance, the VMTP Shares will be rated at a certain minimum level by a Rating Agency designated by the Board of Trustees, and that such rating will be a requirement of issuance of such shares by the holders of the VMTP Shares pursuant to the VMTP Purchase Agreement. There can be no assurance that the VMTP Shares will receive any particular rating from Fitch, or that any such rating will be maintained at the level originally assigned through the term of the VMTP Shares. In the event that Fitch does not issue a rating on the VMTP Shares at all or at the minimum level required, the issuance and sale of VMTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in VMTP Shares. A rating issued by a Rating Agency (including Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, VMTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the VMTP Shares that results in an increase in the Dividend Rate may make VMTP Shares less liquid in the secondary market. There can be no assurance that any Rating Agency will not alter its rating criteria, resulting in a downgrade of ratings, which could further adversely affect the value and liquidity of the VMTP Shares.

Early Redemption Risk.    The Fund may voluntarily redeem VMTP Shares or may be forced to redeem VMTP Shares to meet regulatory requirements and the asset coverage and effective leverage requirements of the VMTP Shares. Such redemptions may be at a time that is unfavorable to holders of VMTP Shares. The Fund may voluntarily redeem VMTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Dividend Rate on VMTP Shares. See “Redemption—Optional Redemption” in the Statement for additional information relating to early redemption.

Tax Risk—VMTP Shares.    The value of VMTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from VMTP Shares are generally not expected to be subject to regular federal income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt treatment of dividends on VMTP Shares. A portion of the dividends from VMTP Shares may be subject to the federal alternative minimum tax. The Fund is relying on an opinion of counsel that the VMTP Shares will qualify as equity in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VMTP Shares, investors should be aware that the Internal Revenue Service (“IRS”) could assert a contrary position—meaning that the IRS could

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classify the VMTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of the VMTP Shares, and dividends paid on the VMTP Shares (including dividends already paid) could become taxable. See “Tax Matters.”

Income Shortfall Risk.    The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the Dividend Rate, the Fund’s ability to pay dividends on VMTP Shares could be jeopardized.

Subordination Risk.    While holders of VMTP Shares will have equal liquidation and distribution rights to any other Preferred Shares, including other series of VMTP Shares, issued or that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of VMTP Shares in liquidation or otherwise may be subject to prior payments due, if any, to the holders of senior indebtedness or other creditors of the Fund.

In addition, the Investment Company Act of 1940, as amended (the “1940 Act”) may provide debt holders with voting rights that are superior to the voting rights of holders of Preferred Shares, including holders of VMTP Shares. Currently, the Fund may not issue debt securities or preferred shares that rank senior to VMTP Shares. See “Investment Limitations.” If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, the rights of lenders and counterparties in those transactions will also be senior to those of holders of VMTP Shares.

Credit Crisis and Liquidity Risk.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Series 2017 VMTP Shares and any other outstanding leverage (whether through other Preferred Shares or tender option bonds) the Fund may have. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as defined in the Statement). See “Term Redemption Liquidity Account and Liquidity Requirement” in the Statement for additional information relating to the Term Redemption Liquidity Account.

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Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in VMTP Shares or the income from that investment will be worth less in the future.

Reinvestment Risk—VMTP Shares.    Given the three-year term and potential for early redemption of VMTP Shares, holders of VMTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of VMTP Shares may be lower than the return previously obtained from an investment in VMTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on VMTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Investment and Market Risk.    An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in VMTP Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your VMTP Shares at any point in time may be worth less than your original investment.

Market Conditions.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity have reduced and may continue to reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities.

The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “Risk Factors—Municipal Securities Market Risk.”

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Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or ability to pay dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Fund’s adviser and/or sub-adviser will consider what action, including the sale of the security, is in the best interests of the Fund. Municipal securities of below investment grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be more volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The recent economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy slowly recovers from the recent economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Fund’s net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s

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assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Investments in lower rated or unrated securities may present special tax issues for the Fund, including where the issuers of these securities default on the obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the adviser’s and/or the sub-adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Funds may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect

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the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations.    The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such

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unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund primarily invests in longer-term municipal securities, the Fund’s net asset value will fluctuate more in response to changes in market interest rates than if the Funds invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Funds’ use of leverage, as described herein, will tend to increase interest rate risk.

Concentration Risk.    As described above, the Fund will invest at least 80% of its assets in municipal securities and other related investments whose income is exempt from regular federal and Minnesota personal income taxes. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of such securities. Briefly summarized below are important financial concerns relating to the Fund’s investments in Minnesota municipal obligations. The information set forth below is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Minnesota (“State”). It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in certain recent publications issued by the State. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Information Memorandum. Additionally, it should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Minnesota’s constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Legislation has established a cash flow account and a budget reserve account within the State’s General Fund. The cash flow account was established to provide sufficient cash balances to cover monthly revenue and expenditure imbalances, and the budget reserve account was established to be available to offset budget shortfalls during economic downturns. Prior to each fiscal year of a biennium, Minnesota’s Department of Management and Budget allots a portion of the applicable biennial appropriation to each agency or other entity for

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which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment, and Minnesota’s Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but Minnesota’s Commissioner of Management and Budget (previously known as the Commissioner of Finance), with the approval of the governor and after consultation with the Legislative Advisory Commission, has statutory authority in the event of a projected deficit for the then current biennium to release funds from the budget reserve account and, if a balanced budget had been enacted, to reduce (“unallot”) unexpended allotments of prior transfers and appropriations. The governor may seek legislative action when a large reduction in expenditures appears necessary, and if Minnesota’s legislature is not in session the governor is empowered to convene a special session.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Historically, the structure of the State’s economy generally has paralleled the structure of the United States economy as a whole. The State’s average annual unemployment rate has consistently been less than the national unemployment rate for a number of years, except in 2007 when it was equal to the U.S. average. For March 2014, Minnesota’s unemployment rate (seasonally adjusted) was 4.8 percent, compared to a national rate of 6.7 percent. Since 1980, Minnesota per capita income generally has remained above the national average. In 2013, Minnesota per capita personal income was 107 percent of its U.S. counterpart.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Capital gains tax realizations have become an increasingly important, but volatile, share of Minnesota’s income tax base.

The State has faced recurring budget deficit forecasts. During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees. The State legislature adjourned its 2004 regular session without substantially reducing another projected deficit, but the Commissioner of Finance exercised his statutory powers to eliminate the projected deficit, primarily through reductions in spending. The State again enacted legislation to eliminate a projected shortfall for the biennium ending June 30, 2007, largely relying on a new cigarette fee and a variety of tax increases. A projected deficit for the biennium ending June 30, 2009 initially was addressed by legislation increasing revenues by $206 million, reducing overall spending by $125 million, transferring $110 million of funds from certain non-general funds, and reducing the budget reserve by $500 million to $153 million. In December 2008, following a subsequent forecast of an additional General Fund deficit of $426 million at June 30, 2009, the Commissioner used his statutory authority to balance the budget by using the entire budget reserve account, reducing unexpended allocations, and utilizing transfers from other funds, in combination with spending reductions by cabinet agencies and a voluntary reduction in spending by the legislature. The spending reductions included aid to local governments, state colleges and universities, and other programs.

Although the 2009 legislature enacted a number of revenue and appropriations measures, it adjourned on the constitutional deadline of May 18 without balancing the budget for the biennium ending June 30, 2011. The end-of-session estimates projected a remaining deficit of $2.68 billion (with a $350 million cash flow account, but no budget reserve account) based on $33.79 billion of expenditures for the biennium. Subsequent estimates reduced tax receipts for the 2009 fiscal year by $142 million, thus reducing the General Fund balance available from that year for the biennium.

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Pursuant to his asserted statutory powers, the commissioner eliminated the $2.68 billion end-of-session projected deficit in August 2009 through a combination of unallotments (expenditure reductions) affecting local governments, health and human services, higher education, and state agencies; deferrals of payments to local governments and school districts to the next biennium; and tax modifications, including delaying some tax refunds. The resulting estimates of revenues and expenditures produced a projected budgetary balance for the biennium and a $350 million cash flow account, but no budget reserve, and $31.3 billion of expenditures. The legality and constitutionality of the commissioner’s unallotments, however, were challenged in court, and on May 5, 2010 the Minnesota Supreme Court decided in Brayton v. Pawlenty that the Commissioner did not have the statutory authority to unallot for a biennium in which a balanced budget had not already been enacted.

Before the Supreme Court’s decision, the Minnesota Department of Management and Budget February 2010 Forecast had projected a $994 million General Fund budgetary deficit for June 30, 2011 (without reduction by the $350 million cash flow account) with no budget reserve, based on $31.1 billion of projected expenditures. The 2010 Minnesota legislature enacted a number of measures to address the forecasted shortfall, including ratification of most of the commissioner’s unallotments, substantial transfers from other State funds, large deferrals of aid to school districts and of certain sales and corporate franchise tax refunds to the next biennium, reductions of aid to local government and higher education, reduction of the State’s cash flow account from $350 million to $266 million, and other spending reductions.

The February 2011 Forecast projected a $5.0 billion shortfall for the biennium ending June 30, 2013, compared to forecast expenditures of $39.0 billion, after reserving a $9 million budget reserve and a $266 million cash flow account. The 2010-11 biennium ended on June 30, 2011 without agreement between the legislature and the Governor on a budget for the 2012-13 biennium. As a result, the State was largely precluded from spending funds that had not previously been appropriated, and much of State government closed on July 1, 2011. A State court judge, however, ordered the continued expenditure of funds for a limited number of purposes, including certain “critical core functions of government,” such as public safety, immediate public health concerns, the protection of State property, and preservation of the essential elements of the State’s financial system, certain programs where funding is mandated by the U.S. Government, whether by contract or otherwise, and expenditures necessary to respond to an unforeseen emergency that would place the public or public property in immediate danger. On July 20, 2011 the governor signed legislation that had been approved during a special legislative session called for such purpose, and State employees returned to work the next day. The enacted legislation reduced the projected deficit by large reductions in spending (particularly for health and human services, tax aids and credits, and higher education), delaying until the next biennium payments of $2.2 billion of State aid to public schools, authorizing borrowing against future tobacco settlement payments to produce net proceeds of $640 million, reducing the State’s cash flow account by $171 million to $95 million, and eliminating the State’s budget reserve. The legislation was projected to produce a $15 million General Fund balance at June 30, 2013, plus the $95 million cash flow account, with total expenditures and transfers during the biennium of $34.3 billion.

The Department’s November 2011 Forecast projected a budgetary balance of $876 million for June 30, 2013, but pursuant to statute the forecasted surplus was automatically used to increase the cash flow account to $350 million and to increase the budget reserve to $648 million. The February 2012 Forecast projected an additional $323 million budgetary surplus for June 30, 2013, but pursuant to statute the forecasted surplus was automatically used to increase the budget reserve to $653 million and to increase current biennium school aid payments by $318 million, reversing a portion of

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previous aid payment deferrals. Following completion of the 2012 legislative session, the Department adjusted the amounts from the February 2012 Forecast to reflect the legislation adopted. Its August 28, 2012 Fund Balance Analysis projected a budgetary balance of zero at June 30, 2013, after reducing the $996.5 million balance before reserves by the $350 million cash flow account, a $612.2 million budget reserve, and a new $34.3 million stadium reserve, based on projected spending of $34.16 billion.

The February 2013 forecast for the biennium ending June 30, 2013 projected a General Fund balance at June 30, 2013 of $295 million, after leaving the cash flow account at $350 million, reducing the stadium reserve by $15 million to $1 million, and implementing a mandated increase of the budget reserve to $656 million, but the $295 million balance was automatically allocated to reversing previous deferrals of school aid payments. None of the provisions enacted by the 2013 legislature altered the projections for the biennium ending June 30, 2013. However, the 2013 legislation did require the Department to estimate the June 30, 2013 closing balance by September 30, 2013, with any additional positive closing balance to automatically be used to further reverse previous deferrals of school aid payments. Subsequently, the Department estimated that the General Fund balance for the biennium ending June 30, 2013 was $636 million greater than forecast in February 2013, and the November 2013 forecast projected a sufficient General Fund balance at June 30, 2015 to reverse all remaining deferrals of school aid payments. The 2013 legislation also enacted substantial changes in revenue and expenditures for the biennium ending June 30, 2015 compared to the February 2013 forecast. The enacted budget resolved the $627 million projected budget deficit, increased net General Fund revenues by $2.306 billion and appropriated an additional $1.606 billion for state and local programs to produce an estimated General Fund balance at the end of the biennium of $46 million, based on total projected expenditures of $38.35 billion. The largest revenue increases resulted from the addition of a new personal income tax bracket for high income individuals, several changes to the corporate income tax, and a large increase in the tax on cigarettes and other tobacco products. Appropriations in state and local programs were made across all areas of the state budget. The enacted budget retained $350 million in the cash flow account and $656 million in the budget reserve, and increased the projected stadium reserve balance to $27.8 million.

Citing continuing growth in Minnesota employment and income and an improved U.S. economic outlook, the Department’s February 2014 forecast for the biennium ending June 30, 2015 projected a $1.233 billion General Fund balance at June 30, 2015, based on projected expenditures for the biennium of $39.019 billion, a budget reserve of $661 million, a $350 million cash flow account, and a $23 million stadium reserve. Planning estimates for the biennium ending June 30, 2017 showed General Fund revenues of $43.284 billion and expenditures of $40.685 billion, but the impact of inflation is not reflected in expenditure projections and actions already taken or to be taken in the current legislative session are not reflected. The legislature currently is in session and it already has made revenue and expenditure changes that will result in end-of-session projections that differ from the forecast and planning estimates.

Forecasts and estimates do not include spending changes beyond those in current law and do not reflect changes made or to be made in the current legislative session. While wage and price inflation is included in revenue projections and estimates, state law prohibits including a general inflation adjustment for projected expenditures, so there may be spending pressures beyond those reflected in the forecasts. Current law projections are adjusted only to reflect enrollment and caseload growth in entitlement programs and areas where specific statutory formulae exist. Based on the February forecast, expected inflation would add approximately $1.068 billion to spending estimates for the biennium ending June 30, 2017. Minnesota’s Council of Economic Advisors continues to recommend that budget planning estimates for the next biennium include expected inflation in both the spending and revenue projections.

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The State is a party to a variety of civil actions that could adversely and materially affect the State’s General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts might have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties might have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State’s financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

Certain Minnesota tax legislation could adversely affect the tax-exemption, value and marketability of Minnesota municipal bonds held by the Fund. (See “Tax Matters—Minnesota Tax Matters”). Possible future changes in federal and State income tax laws, including rate reductions, also could adversely affect the value and marketability of such bonds.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, that are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

Inverse Floating Rate Securities Risk.    The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the adviser’s and/or the sub-adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third-party sponsor of a special purpose trust. The Fund may enter into such recourse agreements: (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level

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that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investment in inverse floating rate securities would create effective leverage. Any effective leverage achieved through the Fund’s investment in inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by such Fund.

The amount of fees paid to the adviser (which in turn pays a portion of its fees to the sub-adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees of the Fund are calculated based on the Fund’s Managed Assets—this may create an incentive for the adviser and/or the sub-adviser to leverage the Fund. As previously described, Managed Assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The Fund may be

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required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that the Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Fund seeks to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. The types of leverage used by the Fund may pay fixed rates of interest or dividends or may fluctuate with short-term yields. The benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short-term rates rise and the Fund’s leverage costs fluctuate, the Fund’s cost of leverage could exceed the rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing ability of the Fund to pay dividends on the VMTP Shares. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes both the interest rate paid on its borrowings or dividends on preferred shares as well as any ongoing fees and expenses associated with those borrowings or preferred shares.

The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. In addition, the Fund’s investments in leveraged investment companies magnify the Fund’s leverage risk.

As noted, the amount of fees paid to the adviser (which in turn pays a portion of its fees to the sub-adviser) for investment advisory services will be higher when the Fund uses financial leverage because the advisory fees of the Acquiring Fund are calculated based on the Fund’s assets—this may create an incentive for the adviser and/or the sub-adviser to leverage the Fund.

Insurance Risk.    The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such

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credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Fund represented by such insured obligation.

Tax Risk—the Fund.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including distributions attributable to tax exempt interest income) would be taxable to shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of such Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not subject to regular federal or Minnesota personal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and Minnesota personal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual

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retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the adviser and/or the sub-adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the adviser nor the sub-adviser will independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions by the Fund of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    The Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in VMTP Shares or the income from that investment will be worth less in the future.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the adviser and/or the sub-adviser correctly forecasts market values, interest rates and other applicable factors. If the adviser and/or the sub-adviser incorrectly forecasts these and other factors, the investment

19

performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the adviser’s and/or the sub-adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless

20

they have been registered under the Securities Act, or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Fund to reinvest in lower-yielding securities.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the Fund’s ability to make dividend payments on the VMTP Shares.

Economic Sector Risk.    The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, the Fund’s adviser, sub-adviser and/or their Affiliates. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The declaration of trust and by-laws of the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 28, 2014 pursuant to the Declaration which is governed by the laws of the Commonwealth of Massachusetts. The Fund’s common stock will be listed on the NYSE under the symbol “[—]” subject to notice of issuance. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

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The following provides information about the Fund’s outstanding shares as of the date of this Information Memorandum.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	Unlimited	—	None
Preferred	Unlimited	—	None
VMTP Shares	441	—	None

DESCRIPTION OF VMTP SHARES

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and condition of redemption, of each series of VMTP Shares please see the Statement attached hereto as Appendix A and incorporated herein by reference.

DESCRIPTION OF VMTP PURCHASE AGREEMENT

The Fund will enter into a Purchase Agreement with the initial holders of the VMTP Shares, that is substantially identical to the purchase agreement in effect for the shares for which the Target Fund VMTP Shares are exchanged in the Merger. Among other things, the VMTP Purchase Agreement provides certain information and consent rights to the initial holders of the Target Fund VMTP Shares. The holders of Series 2017 VMTP Shares will also be granted demand registration rights with respect to their Series 2017 VMTP Shares pursuant to a Registration Rights Agreement among the Fund, Banc of America Preferred Funding Corporation, in its respective capacity as an initial holder of Series 2017 VMTP Shares, and Blue Ridge Investments, L.L.C., in its respective capacity as an initial holder of Series 2017 VMTP Shares. The holders of a majority of the Series 2017 VMTP Shares are granted a demand right with respect to their beneficially owned Series 2017 VMTP Shares and the Fund is required to use its commercially reasonable best efforts to effect registration of such holders’ registrable securities in accordance with and pursuant to the Registration Rights Agreement.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, Nuveen Fund Advisors, Nuveen Asset Management or the Redemption and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The VMTP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of VMTP Shares.

Purchasers of VMTP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities

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intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members (as defined below), and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner (as defined below) of a book-entry security will hold that security indirectly through various intermediaries. “Agent Member” means a person with an account at the Securities Depository that holds one or more VMTP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Redemption and Paying Agent (as defined below) with respect to such Beneficial Owner.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VMTP Shares. “Beneficial Owner” means a person in whose name VMTP Shares are recorded as beneficial owner of such VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such person’s subrogee.”

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Redemption and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of VMTP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

•	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the VMTP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of VMTP

23

Shares will mean payments and notices related to the redemption or tender of VMTP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the VMTP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the VMTP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Redemption and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the VMTP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the VMTP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the VMTP Shares and payments upon redemption of VMTP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Redemption and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Redemption and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT AND THE REDEMPTION AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC

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AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS. THE FUND IS ALSO OBLIGATED TO DELIVER DIRECTLY TO THE PURCHASERS CERTAIN INFORMATION, AS SET FORTH IN THE VMTP PURCHASE AGREEMENT.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s primary investment objective is to provide current income exempt from regular federal and Minnesota personal income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the Minnesota municipal bond market by investing in Minnesota municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. No assurance can be given that the Fund will achieve its investment objective.

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets (defined, for this purpose, as net assets of the Fund as well as assets that are attributable to all types of leverage) in municipal securities and other related investments, the income from which is exempt from regular federal and Minnesota personal income taxes.

The Fund emphasizes investing in investment grade securities. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser.

Also, the Fund has a non-fundamental policy, with respect to investing in below investment grade securities. The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser. Additionally, as a non-fundamental policy, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the adviser and/or the sub-adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities

25

rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the adviser’s and/or the sub-adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause the Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the adviser and/or the sub-adviser may consider such factors as the adviser’s and/or the sub-adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. Appendix E to this Information Memorandum contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds. See “Risks—Concentration Risk” for a general description of the economic and credit characteristics of municipal issues in Minnesota.

The Fund will primarily invest in municipal securities with long-term maturities. Specifically, the Fund invests in long-term securities in order to maintain an average effective maturity of at least 15 years, but the average effective maturity of obligations held by the Fund may be shortened as a result of portfolio transactions effected by the adviser and/or the sub-adviser, depending on market conditions. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

Moreover, during temporary defensive periods (e.g., times when, in the adviser’s and/or the sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable.

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce

26

certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including generally to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. While the types of derivatives used by the Fund varies, such instruments generally include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may invest in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Fund cannot change its fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Investment Limitations” below for information regarding the Fund’s fundamental investment restrictions. All of the Fund’s other investment policies, including as noted above, are non-fundamental and can be changed by the Board without a vote of the shareholders.

Portfolio Investments

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and Minnesota personal income taxes. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and

27

mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The municipal securities in which the Fund invests are generally issued by the State of Minnesota, a municipality in Minnesota, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the adviser and/or the sub-adviser to be reliable), is exempt from regular federal and Minnesota personal income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and Minnesota personal income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the adviser and/or the sub-adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

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A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

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Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. The Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an

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agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where the Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market

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value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives

General.    The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations.

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In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The adviser and/or the sub-adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the adviser and/or the sub-adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Futures Options and Swaps.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and neither it nor the adviser or the sub-adviser is currently subject to registration or regulation with respect to its activities as such under the CEA. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the adviser and/or the sub-adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may enter into futures transactions, engage in options transactions or engage in swap transactions.

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Other Investment Companies

The Fund may invest in securities of other investment companies. The Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the adviser and/or the sub-adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief.

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. The adviser and/or the sub-adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the adviser and/or the sub-adviser, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income.

INVESTMENT LIMITATIONS

The following investment restrictions are fundamental policies for the Fund and may not be changed without the approval of the holders of a majority of the outstanding common and preferred shares of the Fund, voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

The Fund may not:

1.        Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

2(a).    Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus.

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2(b).    Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

3.        Make loans except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

4.        Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.        Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

6.        Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

7.        With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

With respect to restriction 2, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. In addition, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

With respect to restriction 3, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

For the purpose of applying the limitation set forth in subparagraph (7) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a

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governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser and/or Sub-Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, including Series 2017 VMTP Shares or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Asset Management from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of Series 2017 VMTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

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MANAGEMENT OF THE FUND

FIRST AMERICAN BOARD MEMBERS AND OFFICERS

The Board of the Fund is currently comprised of the same five Board Members as the Board of each Target Fund (the “First American Board”), each of whom is not an interested person (as the term “interested person” is defined in the 1940 Act) (an “Independent Board Member”) with respect to the Fund. Each Board Member also serves as a director of closed-end and open-end investment companies that are managed by U.S. Bancorp Asset Management, Inc. (“USBAM”). Such other closed-end and open-end investment companies managed by USBAM are referred to herein as the “First American Fund Complex.” The Fund is part of the Nuveen fund complex (the “Nuveen Fund Complex”). As a condition to closing the Mergers, the current Board Members of the Fund will resign as of the date the Mergers are expected to take effect (the “Closing Date”) and will be replaced by Board Members who currently serve as board members to funds in the Nuveen Fund Complex (the “Nuveen Board Members” and collectively, the “Nuveen Board”). See “Nuveen Board Members and Officers” below for information regarding the Nuveen Board Members and the structure of the Nuveen Board. The First American Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and six open-end funds (which are portfolios of two registered investment companies). The current Board Members of the Fund do not serve as a director or trustee for any funds in the Nuveen Fund Complex other than the Fund. The management of the Fund, including general supervision of the duties performed for the Fund under the Fund’s investment management agreement by the Fund’s investment adviser, is the responsibility of the Board. Set forth in Appendix B are the names and business addresses of the current Board Members of the Fund, their principal occupations and other affiliations during the past five years and information regarding the current structure of the Board.

Currently, the officers of the Fund are the same individuals who serve as officers of the Target Funds. As a condition to closing the Mergers, the individuals who currently serve as officers to the Nuveen Funds will become officers of the Fund, immediately preceding the consummation of the Mergers. In addition, USBAM will also make its personnel, including certain current Fund officers, available to continue to serve as officers of the Fund for a transition period following the closing of the Mergers. The names and business addresses of the current officers of the Fund and Nuveen personnel who will become officers of the Fund as of the Closing Date are set forth in Appendix C.

Share Ownership of Current Board Members

Because the Fund has not commenced investment operations as of the date of this Information Memorandum, the Fund has no shares outstanding.

PROSPECTIVE BOARD MEMBERS AND OFFICERS

As a condition to closing the Mergers, the current Board Members of the Fund will resign as of the Closing Date and will be replaced by the Nuveen Board Members, who currently serve as board members to funds in the Nuveen Fund Complex. The management of the funds in the Nuveen Fund Complex, including general supervision of the duties performed for each fund under its investment management agreement with Nuveen Fund Advisors, is the responsibility of the Nuveen Board. The number of Nuveen Board Members is twelve (12), two (2) of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten (10) of whom are “Independent Board

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Members.” None of the independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

Upon the closing of Mergers, the Nuveen Board will be divided into three classes, Class I, Class II and Class III, with staggered multi-year terms. In addition, two Board Members will be elected by holders of preferred shares annually. Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer will be slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth will be slated in Class II, and Robert P. Bremner, Jack B. Evans and Thomas S. Schreier, Jr. will be slated in Class III. In addition, William C. Hunter and William J. Schneider will serve as Board Members on annual terms and elected by holders of preferred shares on an annual basis.

The officers of the Fund serve annual terms and are elected on an annual basis.

The names and business addresses of the Nuveen Board Members and their principal occupations and other affiliations during the past five years are set forth in Appendix D to the Joint Proxy Statement. Additional information regarding the Nuveen Board Members and the structure of the Nuveen Board follows.

Nuveen Board Leadership Structure and Risk Oversight

The Nuveen Board will oversee the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Nuveen Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Nuveen Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important

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role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Nuveen Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Nuveen Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale.

The Dividend Committee is authorized to declare distributions on shares of funds in the Nuveen Fund Complex, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth.

The Closed-End Funds Committee is responsible for assisting the Nuveen Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (the “Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider.

The Nuveen Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting

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and reporting policies, processes and practices of the Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention, and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Fund.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund and their shareholders. In fulfilling its obligations, the Compliance

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Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Nuveen Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Fund’s business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service

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providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.

The policy of the Nuveen Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Nuveen Board Diversification and Board Member Qualifications

In determining that a particular Nuveen Board Member was qualified to serve on the Nuveen Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Chairman of Nuveen Board

William J. Schneider currently serves as the independent Chairman of the Nuveen Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Nuveen Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Nuveen Board Member Terms

The Nuveen Board will be divided into three classes to be elected by the common and preferred shareholders (Class I, Class II and Class III) with staggered multi-year terms, such that only the

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members of one of the three classes stand for election each year, and a separate class of two trustees elected each year by the preferred shareholders. As a result, it would take three years to elect a new board of trustees of the Fund. In addition, similar to the Board structure of the Target Funds, preferred shareholders will be entitled to elect two of the Fund’s Board Members, with the remaining ten trustees to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances.

Share Ownership of Nuveen Board

Because the Fund has not commenced investment operations as of the date of this Information Memorandum, the Fund has no shares outstanding.

Compensation of Nuveen Board

Effective January 1, 2014, Independent Board Members of the Nuveen Board receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person

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attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Nuveen Funds do not have retirement or pension plans. Certain Nuveen Funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Nuveen Funds have no employees. The officers of the Nuveen Funds and each Nuveen Board Member who is not an Independent Board Member serve without any compensation from the Nuveen Funds.

INVESTMENT ADVISER AND SUB-ADVISER

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Fund, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen will become a wholly-owned subsidiary of TIAA-CREF. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients

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representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

Investment Management Agreement

Nuveen Fund Advisors will serve as the investment adviser to the Fund pursuant to an investment management agreement between the Fund and Nuveen Fund Advisors (the “Management Agreement”), and Nuveen Asset Management will serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement with Nuveen Fund Advisors (the “Sub-Advisory Agreement”).

The Management Agreement provides that, subject to the supervision of the Board, Nuveen Fund Advisors will manage the investment and reinvestment of the assets of the Fund and also provides for the provision of certain administrative services to the Fund. In addition, Nuveen Fund Advisors assists in the supervision of the Fund’s investment program, manages risks and leverage, provides assistance in connection with determining dividends and distributions, provides tax advice and assists in the pricing of Fund securities. The Management Agreement generally provides that Nuveen Fund Advisors will be responsible for furnishing, at its expense, office space, facilities and equipment and providing officers and employees to carry out its duties under the agreement. Additionally, officers and employees of Nuveen are expected to become officers of the Fund as of the Closing Date. In addition, Nuveen Fund Advisors will provide administrative services to the Fund pursuant to the Management Agreement.

Under the Management Agreement, the Fund will pay a monthly fee to Nuveen Fund Advisors in an amount equal to the sum of a fund-level fee and a complex-level fee. The annual fund-level fee rate under the Management Agreement is calculated by applying the following annual rates to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets*	Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
Over $1 billion	0.4000%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

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The complex-level fee rate under the Management Agreement shall be calculated in such a manner that it results in the effective rate at the specified complex-level asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The complex-wide fee rate as of August 31, 2013 was 0.1694%.

If the Mergers are consummated, Nuveen Fund Advisors has agreed to waive its fees or reimburse expenses for two years following the Closing Date so that the total annual operating expense ratio (excluding the costs of leverage) of the Fund will not exceed the lower of the total annual expense ratios (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis. Nuveen Fund Advisors’ fee waiver/expense reimbursement agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Fund or the Management Agreement terminates. In addition, Nuveen’s fund- and complex-level management fee breakpoint schedules create opportunity for cost savings over time from subsequent organic growth at both the fund level and complex level.

The Management Agreement provides that Nuveen Fund Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any

46

other individual, firm or corporation, if the recommendation to make such purchase, sale or retention shall have been made with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Nuveen Fund Advisors in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Management Agreement provides that, unless earlier terminated, it will remain in effect for an initial term as specified therein (which shall not exceed two years) and thereafter from year to year, but only so long as such continuation is approved in the manner required by the 1940 Act. Additionally, as required by law, the Management Agreement provides that it will terminate automatically in the event of an assignment (as defined under the 1940 Act). The Management Agreement also provides that it may be terminated at any time, without payment of any penalty, by the adviser, by the Board or by the vote of a majority of the outstanding voting securities upon at least 60 days’ written notice to the other party.

The Management Agreement is governed by Illinois law.

Sub-Advisory Agreement

Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Fund.

Under the Sub-Advisory Agreement, Nuveen Fund Advisors will compensate Nuveen Asset Management in an amount equal to [—]% of the advisory fee payable to Nuveen Fund Advisors (net of applicable breakpoints, waivers and reimbursements) by the Fund.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to of the Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management. Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Managers

Douglas J. White, CFA, and Christopher L. Drahn, CFA will serve as portfolio managers of the Fund following the consummation of the Mergers.

Douglas J. White, Senior Vice President, Portfolio Manager, is primarily responsible for the management of each Target Fund’s portfolio. Mr. White entered the financial services industry in 1983 and became a portfolio manager in 1985. He joined USBAM in 1987 and most recently served as Head of Tax Exempt Fixed Income at USBAM until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection

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with its acquisition of a portion of USBAM’s asset management business. He manages investments for four Nuveen-sponsored investment companies, with a total of approximately $4.2 billion under management.

Christopher L. Drahn, Senior Vice President, Portfolio Manager, assists with the management of the Target Funds. Mr. Drahn entered the financial services industry in 1980 when he joined USBAM. He became a portfolio manager in 1988 and most recently served as Senior Fixed-Income Portfolio Manager at USBAM until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business. He manages eight Nuveen sponsored investment companies, with a total of approximately $3.3 billion under management.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Douglas J. White	$0
Christopher L. Drahn	$0

The following table shows, as of August 31, 2013, the number of accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
	Registered Investment Company	7	$3.5 billion	0	$0
Douglas J. White	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$14 million	0	$0

	Registered Investment Company	9	$3.1 billion	0	$0
Christopher L. Drahn	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$97 million	0	$0

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one-, three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

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A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

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Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODES OF ETHICS

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Fund, Nuveen Fund Advisors and Nuveen Asset Management can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

NET ASSET VALUE

The Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate.

In determining the net asset value of the Fund, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

With respect to equity securities, readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined, as provided by the pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Stock Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities

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exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

BORROWINGS

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness or less than 200% with respect to senior securities representing preferred stock. The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., options, futures contracts, options on futures contracts, repurchase agreements), or certain borrowings, the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid assets having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede them from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Declaration of Trust authorizes an unlimited amount of common shares, par value $0.01 per share. If the Mergers are consummated, the Fund will issue common shares to the common shareholders of each Target Fund based on the relative per share net asset value of the Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Mergers, in each case as of the Valuation Time. The value of the Fund’s and each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s and each Target Fund’s outstanding preferred shares.

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All of the Fund’s common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Whenever preferred shares, including the VMTP Shares, are outstanding, the Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend, distribution or purchase price.

Preferred Shares

The Declaration of Trust authorizes an unlimited amount of preferred shares, par value $0.01 per share. If the Mergers are consummated, the Fund will issue the VMTP Shares as described herein.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, if any, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, if any, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion

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of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, if any, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, if any, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, if any, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, if any, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies.

The Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Board in its discretion may determine.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of the Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount to net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net

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asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that the Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken.

TAX MATTERS

Below is a discussion of the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of VMTP Shares. This discussion is based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of VMTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, K&L Gates LLP (“Special Tax Counsel”) will deliver its opinion that for federal income tax purposes VMTP Shares will qualify as equity in the Fund. In accordance with such opinion, distributions made with respect to the VMTP Shares will qualify as exempt-interest dividends to the extent they are properly reported by the Fund and not otherwise limited under section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of net tax-exempt income generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Vedder Price P.C. will provide an opinion on the anticipated U.S. federal income tax consequences of certain aspects of the Mergers, including an opinion substantially to the effect that the Fund will not recognize gain or loss in connection with the Mergers and a holder of Target Fund VMTP Shares will not recognize gain or loss upon the exchange of such shares solely for VMTP

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Shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the VMTP Shares will constitute equity in the Fund for federal income tax purposes.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in VMTP Shares. The discussion generally applies only to holders of VMTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident alien (as defined for federal income tax purposes) of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in VMTP Shares. This summary deals only with U.S. holders that hold VMTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of VMTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds VMTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold VMTP Shares as a position in a “straddle”, “hedge” or as part of a “constructive sale” for federal income tax purposes. This is not intended to be a complete discussion of all federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Information Memorandum, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund intends to elect to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to any federal income tax on the income and gains it distributes to its shareholders.

The Fund primarily invests in municipal securities whose income is exempt from regular federal income tax. Thus, substantially all of the Fund’s dividends to the holders of common shares and preferred shares is expected to qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative minimum tax rules apply to individuals and to corporations.

In addition to exempt-interest dividends, the Fund may also distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest, long-term capital gain and ordinary income, if any, proportionately among its common and preferred shares. In certain circumstances, the Fund will make payments to holders of VMTP Shares to offset the tax effects of a taxable distribution.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with

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respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains in a written statement to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s VMTP Shares are outstanding the Fund fails to meet the Asset Coverage (as defined in the Statement), the Fund will be required to suspend distributions to holders of its common shares until such asset coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund

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to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Asset Coverage, the Fund will be required to redeem VMTP Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of non-corporate shareholders, and (ii) for the dividends received deduction under section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its common shares and VMTP Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may disallow, limit or defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses

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realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Tax Treatment of Holders of VMTP Shares

The Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on common shares and preferred shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such shares, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of VMTP Shares to be eligible to be treated as exempt-interest dividends, VMTP Shares must be treated as equity for federal income tax purposes. Under present law, Special Tax Counsel is of the opinion that VMTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to VMTP Shares (other than distributions in redemption of VMTP Shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the VMTP Shares, there can be no assurance that the IRS will not question Special Tax Counsel’s opinion and the Fund’s treatment of VMTP Shares as equity. If the IRS were to succeed in such a challenge, holders of VMTP Shares could be treated as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Except in the case of exempt-interest dividends and capital gain dividends, if any, dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and reported by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. A holder of VMTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of VMTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of VMTP Shares to offset the tax effects of the taxable distribution.

The IRS currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report dividends made with respect to common shares and preferred shares, including VMTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Fund during or with respect to the year.

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Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared.

Distributions to shareholders of ordinary income other than tax-exempt interest (including net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Under current law, “qualified dividend income” received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%, or for certain high income individuals, 20% (plus the additional tax on “net investment income” described below). Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of non-corporate shareholders.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the

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extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Certain non-corporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes dividends (other than exempt-interest dividends) received from the Fund, as well as net gain from the disposition of Fund shares. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

Sale of Shares

Gain or loss on the sale or other disposition of VMTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of VMTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the VMTP Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. In addition, a 3.8% tax on net investment income may apply to certain shareholders (see section above). Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

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The Fund may, at its option, redeem VMTP Shares in whole or in part, and is required to redeem VMTP Shares to the extent required to maintain the Effective Leverage Ratio and the Asset Coverage. Gain or loss, if any, resulting from a redemption will generally be taxed as capital gain or loss from a sale or exchange under section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the common shares and preferred shares will be taken into account. As in the case of a sale or exchange, a portion of the amount received on the redemption of VMTP Shares may be characterized as a dividend distribution subject to the rules discussed above.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, 28% of all distributions (including exempt-interest dividends and redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in VMTP Shares.

Minnesota Income Tax Matters

Minnesota taxable net income is based generally on federal taxable income. Exempt-interest dividends paid by the Fund and derived from interest income on tax-exempt obligations of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities (“Minnesota Sources”) will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts, provided that the portion of all exempt-interest dividends paid by the Fund that are derived from Minnesota Sources represents at least 95% of the exempt-interest dividends paid by the Fund in a taxable year. Furthermore, exempt-interest dividends, if any, derived from interest on certain obligations issued by U.S. territories and possessions also will be exempt from the regular Minnesota personal income tax (although exempt-interest dividends paid from interest on obligations of U.S. territories and possessions are not considered to be derived from Minnesota Sources for purposes of satisfying the 95% test). Other dividends paid by the Fund, including other exempt-interest dividends paid from sources other than Minnesota Sources, and distributions derived from net short-term and long-term capital gains, are not exempt from the regular Minnesota personal income tax imposed on individuals, estates, and trusts. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota’s alternative minimum tax. Exempt-interest dividends from the Fund are not excluded from the Minnesota taxable income of corporations and financial institutions, and generally will not qualify for the dividends-received deduction.

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CUSTODIAN

The custodian of the assets of the Fund is State Street, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency and redemption and paying agency servicing of the Fund to Computershare, Inc.

LEGAL OPINIONS

Certain legal matters in connection with the VMTP Shares will be passed upon for the Fund by Vedder Price P.C., Chicago, Illinois. Vedder Price P.C. may rely as to certain matters of Minnesota law on the opinion of Dorsey & Whitney LLP, Minneapolis, Minnesota.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As of the date of this Information Memorandum, the Board of Trustees of the Fund has not yet selected the independent public accounting firm to audit the books and records of the Fund for the Fund’s current fiscal year.

MISCELLANEOUS

To the extent that a holder of VMTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of VMTP Shares, more than 10% of the Fund’s outstanding preferred shares), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s preferred shares (including VMTP Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the SEC.

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Copies of the Fund’s first Annual Report, when available, may be obtained from www.sec.gov or by visiting http://www.nuveen.com.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of VMTP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of VMTP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents attached hereto as an appendix or otherwise available upon request from the Fund each such statement being qualified in all respects by this reference.

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APPENDIX A

FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

A-1

-i-

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

Nuveen Minnesota Municipal Income Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of Preferred Shares (as defined below), par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of Preferred Shares, $.01 par value per share, of the Fund, such shares to be classified as Variable Rate MuniFund Term Preferred Shares (“VMTP”), and such VMTP to be issued in one or more series (each such series, a “Series”). The terms related to a Series may be set forth in this Statement through an Appendix (as defined below) attached hereto or in a separate Statement.

THIRD: The number of shares, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of VMTP subject to this Statement, as now or hereafter authorized by the Board of Trustees, are set forth in this Statement, as modified, amended or supplemented in an appendix to this Statement (each an “Appendix” and collectively the “Appendices”) specifically relating to such Series (each such Series being referred to herein as a “Series of VMTP Shares,” “VMTP Shares of a Series” or a “Series”), and shares of all such Series subject to this Statement being referred to herein individually as a “VMTP Share” and collectively as the “VMTP Shares”).

DEFINITIONS

1.1        Definitions.    Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding VMTP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of the United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder (other than a Minnesota Holder) of VMTP Shares of an amount which, when taken together with the aggregate amount of

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Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of VMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of VMTP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Additional Minnesota Amount Payment” means a payment to a Minnesota Holder of VMTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Minnesota Holder to which such Additional Minnesota Amount Payment relates, would cause such Minnesota Holder’s dividends in dollars (after federal and Minnesota income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Minnesota Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Minnesota Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes and Minnesota individual income tax purposes) from the gross income of such Minnesota Holder. Such Additional Minnesota Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Minnesota Holder of VMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; (iii) only taking into account the regular federal income tax (and the tax imposed under Section 1411 of the Code or any successor provision) and Minnesota individual income tax with respect to dividends received from the Fund (that is, without giving effect to any other Minnesota tax or any other federal tax based on income); and (iv) assuming that each Taxable Allocation and each Additional Minnesota Amount Payment (except to the extent such Additional Minnesota Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Minnesota Holder of VMTP Shares at the maximum marginal combined regular federal and Minnesota individual income tax rate (taking account of the federal income tax deductibility of state and local taxes paid or incurred and the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Minnesota Amount Payment is paid.

“Adviser” means Nuveen Fund Advisors, LLC, a Delaware limited liability company, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VMTP Shares through the Securities Depository, directly or indirectly, for a

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Designated Owner and that will be authorized and instructed, directly or indirectly, by a Designated Owner to disclose information to the Redemption and Paying Agent with respect to such Designated Owner.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

“Applicable Spread” means, with respect to any Rate Period for any Series of VMTP Shares, the percentage per annum set forth opposite the applicable credit rating most recently assigned to such Series by the Rating Agency in the table below on the Rate Determination Date for such Rate Period:

Long-Term Ratings*
Fitch	Applicable Percentage**
AAA to AA	0.95%
AA-	1.15%
A+	1.35%
A	1.55%
A-	1.75%
BBB+	2.65%
BBB	2.80%
BBB-	2.95%

*	And/or the equivalent ratings of any Other Rating Agency then rating the VMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the VMTP Shares.

**	Unless an Increased Rate Period is in effect and is continuing, in which case the Applicable Spread shall be 5.95%.

“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.4(a) hereof), the date that is thirty (30) calendar days following such Business Day.

“Banks” shall have the meaning as set forth in Section 2.18(a).

“Below Investment Grade” means, with respect any Series of VMTP Shares and as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i) lower than BBB-, in the case of Fitch;

(ii) lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any Other Rating Agency; and

(iii) unrated, if no Rating Agency is rating the VMTP Shares.

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“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Closed-End Funds” shall have the meaning as set forth in Section 2.18(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

“Custodian Agreement” means any Custodian Agreement by and between the Custodian and the Fund.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Default” shall mean a Dividend Default or a Redemption Default.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1) cash or any cash equivalent;

(2) any U.S. Government Obligation;

(3) any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

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(4) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Obligations or any combination thereof; or

(5) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Designated Owner” means a Person in whose name VMTP Shares of any Series are recorded as beneficial owner of such VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” means, with respect to any Series, the first Business Day of each calendar month that any shares of such Series are outstanding; provided, however, that with respect to any Series for which the first Dividend Period, as specified in the Appendix relating to such Series, is longer than one month, the first Dividend Payment Date for such Series shall be the first Business Day of the calendar month immediately following the end of such Dividend Period.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

“Dividend Rate” means, with respect to any Rate Period for a Series of VMTP Shares and subject to the adjustment described in Section 2.10(a) hereof, the Index Rate for such Rate Period plus the Applicable Spread for such Rate Period; provided, however, that with respect to any Increased Rate Period, the Dividend Rate shall mean the Increased Rate for such Increased Rate Period; and provided further that the Dividend Rate for any Rate Period shall in no event exceed the Maximum Rate.

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

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“Fitch” means Fitch Ratings, a part of the Fitch Group, and any successor or successors thereto.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the VMTP Shares of any Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Increased Rate” means, with respect to any Increased Rate Period for a Series of VMTP Shares, the Index Rate for such Rate Period plus an Applicable Spread of 5.95%.

“Increased Rate Period” shall have the meaning as set forth in Section 2.2(g)(i).

“Index Rate” means, with respect to any Rate Period for a Series of VMTP Shares, (i) the SIFMA Municipal Swap Index made available by 5:00 p.m., New York City time, on the Rate Determination Date for such Rate Period or (ii) except as otherwise provided in the definition of “SIFMA Municipal Swap Index,” if such index is not made available by 5:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date.

“Initial Rate Period” means, with respect to the VMTP Shares of any Series, the period commencing on and including the Date of Original Issue thereof and ending on, and including, the next succeeding calendar day that is a Wednesday (or if such Wednesday is not a Business Day, the next succeeding Business Day).

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Liquidity Account Initial Date” means, with respect to any Series, the date designated as the Liquidity Account Initial Date in the Appendix for such Series.

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s, A- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Liquidity Requirement” shall have the meaning as set forth in Section 2.11(b).

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees, which pricing service shall be Standard & Poor’s Securities Evaluations, Inc./J. J. Kenny Co., Inc., International Data Corporation (or any successor thereto) or such other independent third-party pricing service broadly recognized in the tax-exempt fund market. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily

6

available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Securities of comparable quality, type of issue, coupon, maturity and rating; state of issuance; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Maximum Rate” means 15% per annum.

“Minnesota Holder” means, solely for purposes of the definition of “Additional Minnesota Amount Payment” and Section 2.10 hereof, (i) a Holder who is a natural person subject to Minnesota taxation on his or her income; or (ii) a Holder, other than a natural person, that seeks to pay dividends (or make other distributions or allocations of income) that are exempt from Minnesota income tax. For all other purposes, a “Minnesota Holder” means a “Holder.”

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Securities” means municipal securities as described under the heading “Portfolio Composition” in the offering memorandum or other offering document for a Series of VMTP Shares.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means (a) each of Fitch, Moody’s and Standard & Poor’s so long as such Person is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act and (b) any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund.

“Nuveen Person” means the Adviser or any affiliated person of the Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the VMTP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium payable by the Fund upon the redemption of VMTP Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Other Rating Agency” means each Rating Agency, if any, other than Fitch, then providing a rating for the VMTP Shares pursuant to the request of the Fund.

“Outstanding” means, as of any date with respect to VMTP Shares of any Series, the number of VMTP Shares of such Series theretofore issued by the Fund except (without duplication):

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(a)        any VMTP Shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b)        any VMTP Shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof; and

(c)        any VMTP Shares of such Series as to which the Fund shall be the Holder or the Designated Owner.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including VMTP Shares of each Series, shares of any other series of preferred shares of beneficial interest now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Purchase Agreement” means (i) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the VMTP Purchase Agreement to be dated as of             , 2014 by and among the Fund, Banc of America Preferred Funding Corporation and Blue Ridge Investments, L.L.C. and (ii) with respect to any subsequent Series of VMTP Shares issued pursuant to this Statement, the purchase agreement or other similar agreement for the VMTP Shares of such Series (if any) specified in the Appendix for such Series.

“Rate Determination Date” means, with respect to the Initial Rate Period for any Series of VMTP Shares, the day immediately preceding the Date of Original Issue of such Series and, with respect to any Subsequent Rate Period for any Series of VMTP Shares, the last day of the immediately preceding Rate Period for such Series or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period” means, with respect to any Series of VMTP Shares, the Initial Rate Period and any Subsequent Rate Period of the VMTP Shares of such Series.

“Rating Agencies” means, as of any date and in respect of a Series of VMTP Shares, (i) Fitch, to the extent it maintains a rating on the VMTP Shares of such Series on such date and has not been replaced as a Rating Agency in accordance with Section 2.7 hereof, and (ii) any Other Rating Agency designated as a Rating Agency on such date in accordance with Section 2.7 hereof. Fitch has initially been designated as the Rating Agency for purposes of the VMTP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of VMTP Shares and such Rating Agency has been replaced by an Other Rating Agency in accordance with Section 2.7 hereof, any references to any credit rating of the replaced Rating Agency in this Statement or any Appendix shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the Other Rating Agency that has replaced such Rating

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Agency as of the most recent date on which such replacement Other Rating Agency published credit ratings for such Series of VMTP Shares or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of VMTP Shares is terminated in accordance with Section 2.7 hereof, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of VMTP Shares for so long as such Series is Outstanding.

“Ratings Event” shall have the meaning set forth in Section 2.2(g)(i).

“Redemption and Paying Agent” means, with respect to any Series, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Transfer Agency and Service Agreement dated October 7, 2002, as amended, by and among the Redemption and Paying Agent, the Fund, and certain other Persons, as further amended by an Amendment thereto dated             , 2014 relating to the VMTP Shares, as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other redemption and paying agent appointed by the Fund.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the VMTP Shares.

“Series” and “Series of VMTP Shares” shall have the meanings as set forth in the Recitals of this Statement.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day,

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tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Municipal Market Data, Inc. or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

“Subsequent Rate Period” means, with respect to any Series of VMTP Shares, the period consisting of seven days, but adjusted in each case to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day, from, and including, the first day following the Initial Rate Period of such Series to, and including, the next Rate Determination Date for such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series.

“Tax Event” shall have the meaning as set forth in Section 2.2(g)(i).

“Taxable Allocation” means, with respect to any Series, the allocation of any net capital gain or other income taxable for regular federal and Minnesota individual income tax purposes to a dividend paid in respect of such Series.

“Term Redemption Amount” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VMTP” shall have the meaning as set forth in the Recitals of this Statement.

“VMTP Shares” shall have the meaning as set forth in the Recitals of this Statement.

“VMTP Shares of a Series” shall have the meaning as set forth in the Recitals of this Statement.

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“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2        Interpretation.    The headings preceding the text of Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

1.3        Liability of Officers, Trustees and Shareholders.    A copy of the Declaration of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice hereby is given that this Statement is executed on behalf of the Fund by an officer of the Fund in his or her capacity as an officer of the Fund and not individually and that the obligations under or arising out of this Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund. All persons extending credit to, contracting with or having a claim against the Fund must look solely to the Fund’s assets and property for the enforcement of any claims against the Fund as none of the Fund’s officers, agents or shareholders, whether past, present or future, assume any personal liability for obligations entered on behalf of the Fund.

TERMS APPLICABLE TO ALL SERIES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of VMTP Shares that are specifically contemplated by the Appendix relating to such Series, each Series of VMTP Shares shall have the following terms:

2.1        Number of Shares; Ranking.

(a)        The number of authorized shares constituting any Series of VMTP Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional VMTP Shares shall be issued.

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(b)        The VMTP Shares of each Series shall rank on a parity with VMTP Shares of each other Series and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The VMTP Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c)        No Holder of VMTP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any VMTP Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

2.2        Dividends and Distributions.

(a)        The Holders of VMTP Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each share of such Series at the Dividend Rate for such Series, calculated as set forth herein, and no more. Dividends and other distributions on the VMTP Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. The amount of dividends per share of a Series payable on VMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The amount of dividends per share of a Series accumulated for each such Rate Period (or part thereof) shall be computed by (i) multiplying the Dividend Rate in effect for VMTP Shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the actual number of days in such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year in which such Rate Period (or such part thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a share of such Series.

(b)        Dividends on VMTP Shares of each Series with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.2(f) hereof.

(c)        (i)        No full dividends and other distributions shall be declared or paid on shares of a Series of VMTP Shares for any Dividend Period or part thereof unless full cumulative dividends and other distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of VMTP Shares) ranking on a parity with such Series of VMTP Shares have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and other distributions due have not been declared and paid on all such outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on VMTP Shares of a Series will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. Subject to Section 2.10 hereof, and Section 2.4 of the Purchase Agreement, no Holders of VMTP Shares shall be entitled to any dividends and other distributions, whether payable in

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cash, property or shares, in excess of full cumulative dividends and other distributions as provided in this Statement on such VMTP Shares.

(ii)        For so long as any VMTP Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all VMTP Shares and all other series of Preferred Shares ranking on a parity with the VMTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding VMTP Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)        Any dividend payment made on VMTP Shares of a Series shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and distributions have not been paid.

(d)        Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of VMTP Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e)        All Deposit Securities deposited with the Redemption and Paying Agent for the payment of dividends payable on a Series of VMTP Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(f) hereof. Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

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(f)        Dividends on VMTP Shares of a Series shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on VMTP Shares of a Series for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on VMTP Shares of any Series which may be in arrears.

(g)        (i)        The Dividend Rate on a Series of VMTP Shares shall be adjusted to the Increased Rate for each Increased Rate Period (as hereinafter defined). Subject to the cure provisions of Section 2.2(g)(iii) hereof, a Rate Period with respect to a Series of VMTP Shares shall be deemed to be an “Increased Rate Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date for such Series, Deposit Securities (as a result of complying with Section 2.2(c) hereof or otherwise) that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by Section 2.2(g)(ii) hereof on or prior to such first day; (B) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by Section 2.2(g)(ii) hereof on or prior to such first day; (C) any Rating Agency has withdrawn the credit rating required to be maintained with respect to such Series pursuant to Section 2.7 hereof other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to such Series; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the VMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist with respect to any Series of VMTP Shares at any time such VMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder.

(ii)        Subject to the cure provisions of Section 2.2(g)(iii) hereof, a Dividend Default or a Redemption Default on a Series of VMTP Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent.

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(iii)        No Increased Rate Period for a Series of VMTP Shares with respect to any Dividend Default or Redemption Default on such Series shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Increased Rate on such Series applied to the amount and period of such non-payment on such Series, determined as provided in Section 2.2(a) hereof.

2.3        Liquidation Rights.

(a)        In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of VMTP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but without interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)        If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding VMTP Shares and any other outstanding Preferred Shares ranking on a parity with the VMTP Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such VMTP Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such VMTP Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding VMTP Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)        Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

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2.4        Coverage & Leverage Tests.

(a)        Asset Coverage Requirement.    For so long as any VMTP Shares of any Series are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) hereof shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b)        Calculation of Asset Coverage.    For purposes of determining whether the requirements of Section 2.4(a) hereof are satisfied, (i) no VMTP Shares of any Series or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) hereof if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Shares and the requisite notice of redemption for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)        Effective Leverage Ratio Requirement.    For so long as VMTP Shares of any Series are Outstanding, the Effective Leverage Ratio shall not exceed 45% as of the close of business on any Business Day; provided, however, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio shall not exceed 46% on such Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) hereof shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d)        Calculation of Effective Leverage Ratio.    For purposes of determining whether the requirements of Section 2.4(c) hereof are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)        The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the VMTP Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate

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Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)        The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities, but excluding any assets consisting of Deposit Securities or funds referred to in clauses (A)(1) and (A)(2) of Section 2.4(d)(i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5        Redemption.    Each Series of VMTP Shares shall be subject to redemption by the Fund as provided below:

(a)        Term Redemption.    The Fund shall redeem all VMTP Shares of a Series on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and other distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but without interest thereon) (the “Term Redemption Price”).

(b)        Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)        Asset Coverage Mandatory Redemption.    (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) hereof as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.5(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued in accordance with the terms of the Preferred Shares to be redeemed. In addition, in accordance with the terms of the Preferred Shares to be redeemed, the Fund shall cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B) hereof. In the event that any VMTP Shares of a Series then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and other distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon) (the “Mandatory Redemption Price”).

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(B)        On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A) hereof, the Fund shall redeem at the Mandatory Redemption Price, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of VMTP Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of VMTP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VMTP Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed of any Series pursuant to this Section 2.5(b)(i) a sufficient number of VMTP Shares of any Series that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VMTP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of VMTP Shares of such Series to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

(ii)        Effective Leverage Ratio Mandatory Redemption.    (A) If (1) the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) hereof as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c), (2) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the Fund fails to comply with the Effective Leverage Ratio requirement calculated as set forth in Section 6.12 of the Purchase Agreement applicable to such Series of VMTP Shares if such requirement shall still be in effect in accordance with the terms of such Purchase Agreement, or (3) with respect to any other Series of VMTP Shares issued pursuant to this Statement, the Fund fails to comply with any additional requirements relating to the calculation of the Effective

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Leverage Ratio pursuant to the Purchase Agreement or Appendix applicable to such Series of VMTP Shares and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption required by this Section 2.5(b)(ii), the Fund shall cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Statement, and under the Appendix and Purchase Agreement for any applicable Series of VMTP Shares in respect of which the Effective Leverage Ratio is being determined) to not exceed the Effective Leverage Ratio required under Section 2.4(c) hereof as so determined, by (x) not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, causing a notice of redemption to be issued, and in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any VMTP Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such VMTP Shares at a price per VMTP Share equal to the Mandatory Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(ii) a sufficient number of VMTP Shares of any Series that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

(iii)

(A)    On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A) hereof, the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of VMTP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) hereof due to the unavailability of legally available funds, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A) hereof, the number of VMTP Shares of such Series to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such

19

other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

(c)        Optional Redemption.

(i)        Subject to the provisions of Section 2.5(c)(ii) hereof, the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding VMTP Shares of any Series, at a redemption price per VMTP Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per VMTP Share of such Series plus (y) an amount equal to all unpaid dividends and other distributions on such VMTP Share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) plus (z) the Optional Redemption Premium per share (if any) that is applicable to an optional redemption of VMTP Shares of such Series that is effected on such Optional Redemption Date as set forth in the Appendix relating to such Series.

(ii)        If fewer than all of the outstanding VMTP Shares of a Series are to be redeemed pursuant to Section 2.5(c)(i) hereof, the shares of such Series to be redeemed shall be selected either (A) pro rata among the such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided, in each such case, that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(c)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which VMTP Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii)        The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) hereof in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of VMTP Shares by reason of the redemption of such VMTP Shares on such Optional Redemption Date.

(d)        (iv) VMTP Shares of a Series redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.5(b)(i)(B) or Section 2.5(b)(ii) shall be considered mandatorily redeemed pursuant to such Section, as applicable, and not subject to this Section 2.5(c).Procedures for Redemption.

(i)        If the Fund shall determine or be required to redeem, in whole or in part, VMTP Shares of a Series pursuant to Section 2.5(a), (b) or (c) hereof, the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so

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by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than ten (10) Business Days prior to the date fixed for redemption pursuant to Section 2.5(c) hereof in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of VMTP Shares to be redeemed; (C) the CUSIP number for VMTP Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the VMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all VMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of VMTP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to Section 2.5(c) of this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)        If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the VMTP Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the VMTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii)        Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the VMTP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such VMTP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to

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(but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the VMTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred sixty-five (365) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the VMTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv)        On or after the Redemption Date, each Holder of VMTP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such VMTP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such VMTP Shares, without interest, and in the case of a redemption of fewer than all the VMTP Shares represented by such certificate(s), a new certificate representing the VMTP Shares that were not redeemed.

(v)        Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any VMTP Shares or other series of Preferred Shares ranking on a parity with the VMTP Shares with respect to dividends and other distributions unless all accumulated and unpaid dividends and other distributions on all Outstanding VMTP Shares and shares of other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares for the payment of such dividends and other distributions) shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding VMTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding VMTP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

(vi)        To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration, this Statement and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.5(c) hereof, no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner

22

specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any VMTP Shares, dividends may be declared and paid on such VMTP Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such VMTP Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e)        Redemption and Paying Agent as Trustee of Redemption Payments by Fund.    All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of VMTP Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of VMTP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

(f)        Compliance With Applicable Law.    In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable law, but shall effect no redemption except in accordance with the 1940 Act and any applicable law.

(g)        Modification of Redemption Procedures.    Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the VMTP Shares, provided that such modification does not materially and adversely affect the Holders of the VMTP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6        Voting Rights.

(a)        One Vote Per VMTP Share.    Except as otherwise provided in the Declaration, this Statement or as otherwise required by law, (i) each Holder of VMTP Shares shall be entitled to one vote for each VMTP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding VMTP Shares, and Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding VMTP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b) hereof, the Holders of outstanding Common Shares and Preferred Shares, including VMTP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting For Additional Trustees.

(i)        Voting Period.    During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including VMTP Shares, would constitute a majority of the Board of

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Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including VMTP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if, at the close of business on any dividend payment date for any outstanding Preferred Shares including any Outstanding VMTP Shares, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)        if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)        Notice of Special Meeting.    As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i) hereof, the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) hereof on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees.    The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) hereof shall not be affected by the election at such meeting by the Holders of VMTP Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to

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elect, and the trustees so elected by the Holders of VMTP Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period.    Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) hereof shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) hereof shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c)         Holders of VMTP Shares to Vote on Certain Matters.

(i)        Certain Amendments Requiring Approval of VMTP Shares. Except as otherwise permitted by the terms of this Statement, so long as any VMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares subject to this Statement Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such VMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the VMTP Shares, and (ii) a division of a VMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the VMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of a VMTP Share of any Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share (other than solely as a result of a division of a VMTP Share). So long as any VMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the VMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix hereto.

(ii)        1940 Act Matters.    Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including VMTP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under

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Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii)        Certain Amendments Requiring Approval of Specific Series of VMTP Shares.    Except as otherwise permitted by the terms of this Statement, so long as any VMTP Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares of such Series Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the VMTP Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the VMTP Shares of such Series, and (ii) a division of a VMTP Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the VMTP Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of VMTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a VMTP Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix hereto.

(d)        Voting Rights Set Forth Herein Are Sole Voting Rights.    Unless otherwise required by law the Declaration or this Statement, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to voting such VMTP Shares other than those specifically set forth in this Section 2.6; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of VMTP Shares of any Series that any action or inaction by the Fund shall require the consent or approval of such Holder or Designated Owner.

(e)        No Cumulative Voting.    The Holders of VMTP Shares shall have no rights to cumulative voting.

(f)        Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends.    In the event that the Fund fails to declare or pay any dividends on any Series of VMTP Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the VMTP Shares shall be the right to vote for trustees pursuant to the provisions of this

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Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends at the Increased Rate in the circumstances contemplated by Section 2.2(g) hereof.

(g)        Holders Entitled to Vote.    For purposes of determining any rights of the Holders of VMTP Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of VMTP Shares shall be entitled to vote any VMTP Share and no VMTP Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such VMTP Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such VMTP Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No VMTP Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7        Rating Agencies.    The Fund shall use commercially reasonable efforts to cause the Rating Agencies to issue long-term credit ratings with respect to each Series of VMTP Shares for so long as such Series is Outstanding. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to a Series of VMTP Shares so long as either (i) immediately following such termination, there would be at least one Rating Agency with respect to such Series or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders of such Series; provided that such replacement shall not occur unless such replacement Other Rating Agency shall have at the time of such replacement (i) published a rating for the VMTP Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Other Rating Agencies hereunder with respect to a Series of VMTP Shares by notice to the Holders of the VMTP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any VMTP Shares, or Common Shares.

2.8        Issuance of Additional Preferred Shares.    So long as any VMTP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with VMTP Shares as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Fund, in addition to then Outstanding Series of VMTP Shares, including additional Series of VMTP Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established or created, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.

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2.9        Status of Redeemed or Repurchased VMTP Shares.    VMTP Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

2.10        Distributions with respect to Taxable Allocations.    Whenever a Taxable Allocation is to be paid by the Fund with respect to the VMTP Shares of a Series with respect to any Dividend Period and either the Increased Rate or the Maximum Rate is not in effect during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.10:

(a)        The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of VMTP Shares of the amount of the Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of the Taxable Allocation will state the amount of the dividends payable in respect of each VMTP Share of the applicable Series for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Rate for each Rate Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment, or Additional Minnesota Amount Payment, as applicable, in respect of the Taxable Allocation paid on such VMTP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share of such series for such Dividend Period equal to the Additional Amount Payment, or Additional Minnesota Amount Payment, as applicable, payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of Taxable Allocations in respect of VMTP Shares of each Series as provided in this Section 2.10(a), and shall only effect the distribution of Taxable Allocations as described in Section 2.10(b) and/or Section 2.10(c) hereof if such commercially reasonable efforts do not reasonably permit the Fund to effect the distribution of a Taxable Allocation as contemplated by this Section 2.10(a).

(b)        If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) hereof with respect to a Taxable Allocation that is made in respect of VMTP Shares of a Series, the Fund may make one or more supplemental distributions on shares of such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of VMTP Shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders, or Minnesota Holders, as applicable, of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c)        If in connection with a redemption of VMTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) hereof or made one or more supplemental distributions pursuant to Section 2.10(b) hereof, the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment or Additional Minnesota Amount Payment, as applicable, in respect of such Taxable Allocation to each Holder and each Minnesota Holder, as applicable, of such shares at such person’s address as the same appears or last appeared on the record books of the Fund.

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(d)        Except as required by any Purchase Agreement applicable to a particular Series of VMTP Shares, for so long as the applicable provisions of such Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments or Additional Minnesota Amount Payments, as applicable, with respect to VMTP Shares of any Series with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

(e)        With respect to each Holder and each Minnesota Holder, the Fund shall only be required, pursuant to this Section 2.10 to pay either an Additional Amount Payment or an Additional Minnesota Amount Payment, but not both.

(f)        No Additional Minnesota Amount Payment as described in this Section 2.10 shall apply or be payable with respect to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such registered VMTP Shares.

2.11        Term Redemption Liquidity Account and Liquidity Requirement.

(a)        On or prior to the Liquidity Account Initial Date with respect to any Series of VMTP Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of VMTP Shares shall be equal to the Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is equal at least to one hundred ten percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of VMTP Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to at least the Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created

29

or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of VMTP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)        The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of VMTP Shares, from and after the 15th day of the calendar month (or if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the calendar month in which the Term Redemption Date for such Series occurs, in each case as specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the provisions of Section 2.11(c) below:

Number of Months Preceding Month of Term Redemption Date:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(c)        If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

(d)        The Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d) hereof. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the VMTP Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii) hereof, the requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12        Global Certificate.    All VMTP Shares of any Series Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and no registration of transfer of shares of such Series of VMTP Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee or transferee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates . Such global certificates will be deposited with, or on behalf of, The Depository Trust Company and registered in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be held only through The Depository Trust Company and any of its participants.

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2.13        Notice.    All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight delivery. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date received.

2.14         Termination.    In the event that no VMTP Shares of a Series subject to this Statement are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

2.15        Appendices.    The designation of each Series of VMTP Shares subject to this Statement shall be set forth in an Appendix to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of VMTP Shares by including a new Appendix to this Statement relating to such Series.

2.16         Actions on Other than Business Days.    Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.17        Modification.    To the extent permitted by applicable law, Section 2.6(c) hereof and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of VMTP Shares, may interpret, supplement or amend the provisions of this Statement or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.18         Transfers.

(a)        A Designated Owner or Holder of any VMTP Shares of any Series may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to (1)(i) Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts in which all investors are Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors

31

with the prior written consent of the Fund and (2) unless the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding VMTP Shares is obtained, not a U.S. Bank Person, if such Nuveen Person would, after such sale and transfer, own more than 20% of the Outstanding VMTP Shares. The restrictions on transfer contained in this Section 2.18(a) shall not apply to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such VMTP Shares.

(b)        If at any time the Fund is not furnishing information pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of VMTP Shares and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

2.19        No Additional Rights.    Unless otherwise required by law or the Declaration, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to such VMTP Shares other than those specifically set forth in this Statement; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of VMTP Shares of any Series with regard to any special rights of such Holder or Designated Owner with respect to its investment in the Fund.

[Signature Page Begins on the Following Page]

32

IN WITNESS WHEREOF, Nuveen Minnesota Municipal Income Fund has caused this Statement to be signed in its name and on its behalf by a duly authorized officer who acknowledges said instrument to be the corporate act of the Fund, and states that to the best of such officer’s knowledge, information and belief the matters and facts herein set forth with respect to approval are true in all material respects, all as of             , 2014.

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

By:
Name:
Title:

[Signature Page to the Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares]

APPENDIX A

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES, SERIES 2017

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of Variable Rate MuniFund Term Preferred Shares of Nuveen Minnesota Municipal Income Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such Variable Rate Municipal Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares” filed with the Secretary of the Commonwealth of Massachusetts on [            ,             ] (the “VMTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Minnesota Municipal Income Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the VMTP Statement.

Section 1.         Designation as to Series.

Variable Rate MuniFund Term Preferred Shares, Series 2017: A series of Four Hundred and Forty-One (441) Preferred Shares classified as Variable Rate MuniFund Term Preferred Shares is hereby designated as the “Variable Rate MuniFund Term Preferred Shares, Series 2017” (the “Series 2017 VMTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the VMTP Statement (except as the VMTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2017 VMTP Shares shall constitute a separate series of Preferred Shares and of the Variable Rate MuniFund Term Preferred Shares and each Series 2017 VMTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2017 VMTP Shares:

Section 2.        Number of Authorized Shares of Series.

The number of authorized shares is Four Hundred and Forty-One (441).

Section 3.        Date of Original Issue with respect to Series.

The Date of Original Issue is [                    ], 2014.

Section 4.        Liquidation Preference Applicable to Series.

The Liquidation Preference is $100,000.00 per share.

Section 5.        Term Redemption Date Applicable to Series.

The Term Redemption Date is May 1, 2017.

Section 6.        Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period.

Appendix A – Page 1

APPENDIX A

Section 7.        Liquidity Account Initial Date Applicable to Series.

The Liquidity Account Initial Date is November 1, 2016.

Section 8.        Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the VMTP Statement are hereby amended as follows:

Not applicable.

Section 9.        Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to the Series 2017 VMTP Shares, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including the last calendar day of the month in which the Date of Original Issue occurred and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each Series 2017 VMTP Share to be redeemed an amount equal to:

(A)        if the Optional Redemption Date for such Series 2017 VMTP Share occurs prior to May 1, 2015, the product of (i) 0.95% and (ii) the Liquidation Preference of such VMTP Share; or

(B)        if the Optional Redemption Date for such Series 2017 VMTP Share occurs on or after May 1, 2015, none.

Section 10.        Amendments to Terms of VMTP Shares Applicable to the Series.

The following provisions contained under the heading “Terms of the VMTP Shares” in the VMTP Statement are hereby amended as follows:

Not applicable.

Section 11.        Additional Terms and Provisions Applicable to the Series. The following provisions shall be incorporated into and be deemed part of the VMTP Statement:

Notwithstanding anything in Section 2.2(b) or 2.2(f) of the VMTP Statement to the contrary, dividends on the Series 2017 VMTP Shares for the first Dividend Period for such Series shall be paid to Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on                     , 20    .

[Signature Page Begins on the Following Page]

Appendix A – Page 2

IN WITNESS WHEREOF, Nuveen Minnesota Municipal Income Fund has caused this Appendix to be signed in its name and on its behalf by a duly authorized officer who acknowledges said instrument to be the corporate act of the Fund, and states that to the best of such officer’s knowledge, information and belief the matters and facts herein set forth with respect to approval are true in all material respects, all as of                     ,     2014.

NUVEEN MINNESOTA MUNICIPAL INCOME FUND

By:
Name:
Title:

[Signature Page to the Appendix Establishing and Fixing the Rights and

Preferences of Variable Rate MuniFund Term Preferred Shares]

APPENDIX B

CURRENT BOARD MEMBERS OF THE FUND AND BOARD STRUCTURE OF FIRST AMERICAN FUND COMPLEX

Biographical information regarding each current Board Member as of [•], 2014 is set forth below. The address of each Board Member is c/o Paul H. Dykstra, K&L Gates LLP, 70 West Madison Street, Chicago, IL 60602.

Name and Year of Birth	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Roger A. Gibson (1946)	Board Member	Since inception.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer—Cargo; Independent Board Member, First American Fund Complex since 1997.	2	Director, First American Fund Complex (eight closed-end funds and six open-end funds).

John P. Kayser (1949)	Board Member	Since inception.	Retired non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Board Member, First American Fund Complex since 2006.	2	Director, First American Fund Complex (eight closed- end funds and six open-end funds).

Name and Year of Birth	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Leonard W. Kedrowski (1941)	Chair; Board Member	Since inception.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a website development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Board Member, First American Fund Complex since 1993.	2	Director, First American Fund Complex (eight closed-end funds and six open-end funds).

Name and Year of Birth	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Richard K. Riederer (1944)	Board Member	Since inception.	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	2	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Director, First American Fund Complex (eight closed- end funds and six open- end funds).

Name and Year of Birth	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
James M. Wade (1943)	Board Member	Since inception.	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	2	Director, First American Fund Complex (eight closed-end funds and six open-end funds).

(1)	Each Board Member serves for a one-year term that expires at the next annual meeting of shareholders or, if earlier, until his death, resignation, removal or disqualification. As a condition of closing the Mergers, the current Board Members of the Fund will resign as of the date the Mergers are expected to take effect.
(2)	Includes only board memberships in a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.

Board Leadership Structure of First American Fund Complex

Because the Board currently consists of individuals who serve as directors of the funds in the First American Fund Complex, the current Board and the Board of the funds in the First American Fund Complex have the same structure. The Board is responsible for overseeing generally the operation of the Fund. The Board consists entirely of Independent Board Members. Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the First American Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Fund’s counsel and auditors, counsel to the Independent Board Members, if any, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks. The Board’s role in risk oversight of the Fund reflects its responsibility to oversee generally, rather than to manage, the operations of the Fund. The actual day-to-day risk management of the Fund currently resides with Nuveen Fund Advisors and the other service providers to the Fund.

Standing Committees

The Board currently has two standing committees: an Audit Committee and a Governance Committee.

Audit Committee.    The purposes of the Audit Committee are (1) to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Fund’s financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Fund; (4) to assist Board oversight of the Fund’s compliance with legal and regulatory requirements; and (5) to act as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kayser, Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Kayser, Mr. Kedrowski and Mr. Riederer as Audit Committee financial experts.

Governance Committee.    The Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, Board Member education, and governance practices. The members of the Governance Committee are Mr. Riederer (Chair), Mr. Gibson, Mr. Kayser, Mr. Kedrowski and Mr. Wade. The Board has determined that each member of the Governance Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act.

APPENDIX C

FUND OFFICERS

The following table provides the current officers of the Fund and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. Officers receive no compensation from the Fund.

Name and Year of Birth	Position with the Target Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Joseph M. Ulrey III(1) 1958	President	Term: Annual Length of Service: Since 2014	Chief Executive Officer and President of U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.

Eric J. Thole(1) 1972	Vice President	Term: Annual Length of Service: Since 2014	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.

Jill M. Stevenson 1965	Treasurer	Term: Annual Length of Service: Since 2014	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.

Name and Year of Birth	Position with the Target Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Ruth M. Mayr(1) 1959	Chief Compliance Officer	Term: Annual Length of Service: Since 2014	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.

Carol A. Sinn(1) 1959	Anti-Money Laundering Officer	Term: Annual Length of Service: Since 2014	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.

Richard J. Ertel(1) 1967	Secretary	Term: Annual Length of Service: Since 2014	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.

Scott F. Cloutier 1973	Assistant Secretary	Term: Annual Length of Service: Since 2014	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser

(1)	Messrs. Ulrey, Thole and Ertel and Mses. Mayr and Sinn are each officers of U.S. Bancorp Asset Management, Inc.
(2)	Information as of June 1, 2014.

The following table provides the Nuveen personnel who are expected to become officers of the Fund as of the Closing Date and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Officers will receive no compensation from the Fund.

Name and Year of Birth	Position to be held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Gifford R. Zimmerman 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Name and Year of Birth	Position to be held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Cedric H. Antosiewicz 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.

Margo L. Cook 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.

Lorna C. Ferguson 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.

Stephen D. Foy 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.

Name and Year of Birth	Position to be held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Scott S. Grace 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Walter M. Kelly 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.

Tina M. Lazar 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.

Name and Year of Birth	Position to be held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Kevin J. McCarthy 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.

Name and Year of Birth	Position to be held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

Joel T. Slager 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (2008-2010).

(1)	Length of Time Served indicate the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of June 10, 2014.

APPENDIX D

NUVEEN BOARD MEMBERS

Immediately preceding the consummation of the Mergers, the Fund’s Board will consist of the Nuveen Board Members described below. The names, business addresses and birthdates of the Nuveen Board Members their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of June 10, 2014, Nuveen Board Members are directors or trustees, as the case may be, of 108 Nuveen-sponsored open-end funds and 93 Nuveen-sponsored closed-end funds, except for William Adams IV and Thomas S. Schreier, Jr., who are each directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 93 Nuveen-sponsored closed-end funds.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Nuveen Board Members who will not be interested persons

William J. Schneider(1) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Board Member	N/A	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1996.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1940	Board Member	N/A	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1996.

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	N/A	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1999.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	N/A	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2004.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	N/A	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2005.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	N/A

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council , Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001);

formerly, Trustee at St. Edmund Preparatory School in New York City.

				201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2013.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	N/A	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1997.

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	N/A	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2007.

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Board Member	N/A	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2011.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Terence J. Toth(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	N/A	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2008.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Board Members who will “interested persons”

William Adams IV(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	N/A	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	125	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2013.

Thomas S. Schreier, Jr.(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	N/A	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2013.

(1)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(2)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(3)	Each of Messrs. Adams and Schreier is an “interested person” of the Nuveen Funds as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

APPENDIX E

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1.        Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

Among others, the ‘C’ rating may be assigned to subordinated debt, preferred share or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred share is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1.        Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2.        Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years’ maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.        the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.        the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.        Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.        the selective payment default on a specific class or currency of debt;

b.        the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.        the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.        execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

The ratings do not predict a specific percentage of default likelihood over any given time period.

The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

The ratings do not opine on the liquidity of the issuer’s securities or stock.

The ratings do not opine on the possible loss severity on an obligation should an issuer default.

The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

The ratings do not predict a specific percentage of default likelihood over any given time period.

The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

The ratings do not opine on the liquidity of the issuer’s securities or stock.

The ratings do not opine on the possible loss severity on an obligation should an obligation default.

The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a.        ‘Matured’—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘M’.

b.        ‘Paid-In-Full’—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

No Longer Applicable (NLA)

Rating formerly assigned is no longer relevant due to a change in scale or some other non-credit event.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*

Rating Watch status has changed.

Support Floor Rating Revision

Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”

Revision Outlook*

The Rating Outlook status has changed independent of a full review of the underlying rating.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

APPENDIX D

DATES RELATING TO TARGET FUND SUB-ADVISORY AGREEMENTS

Target Fund	Target Fund Sub-Adviser	Date of Target Fund Sub-Advisory Agreement	Date Target Fund Sub-Advisory Agreement Last Approved by Shareholders	Date Target Fund Sub-Advisory Agreement Last Approved For Continuance by Board
Minnesota Municipal Income	Nuveen Fund Advisors	January 1, 2011	December 17, 2010	June 17-18, 2014
	Nuveen Asset Management	January 1, 2011	December 17, 2010	June 17-18, 2014

Minnesota Municipal Income II	Nuveen Fund Advisors	January 1, 2011	December 17, 2010	June 17-18, 2014
	Nuveen Asset Management	January 1, 2011	December 17, 2010	June 17-18, 2014

D-1

APPENDIX E

TARGET FUND SUB-ADVISORY FEE RATES AND AGGREGATE TARGET FUND SUB-ADVISORY FEES PAID

Target Fund	Fiscal Year End	Target Fund Sub-Adviser	Fee Rate Under Target Fund Sub-Advisory Agreement	Fees Paid to the Target Fund Sub-Adviser During Last Fiscal Year	Assets as of August 31, 2013*
Minnesota Municipal Income	August 31, 2013	Nuveen Fund Advisors	0.05% of average weekly net assets	$48,498	$90,200,247

	August 31, 2013	Nuveen Asset Management	0.25% of average weekly net assets	$242,488	$90,200,247

Minnesota Municipal Income II	August 31, 2013	Nuveen Fund Advisors	0.05% of average weekly net assets	$17,842	$32,816,748

	August 31, 2013	Nuveen Asset Management	0.25% of average weekly net assets	$89,211	$32,816,748

*	Assets includes the net assets of the Target Funds, including assets attributable to preferred shares.

E-1

APPENDIX F

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY TARGET FUND

SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AS THE TARGET FUNDS

Set forth in the following table are (i) other registered funds advised by Nuveen Fund Advisors and sub-advised by Nuveen Asset Management with similar investment objectives to the Target Funds; (ii) the amount of assets managed for those funds; (iii) the fund-level advisory fee schedule; and (iv) the sub-advisory fee rate, which is calculated as a percentage of the advisory fee paid to Nuveen Fund Advisors. Nuveen Fund Advisors also receives a complex-level fee based on the fee schedule set forth above in the section “B. Synopsis—Comparison of the Acquiring Fund and Each Target Fund”, which is the same for all Nuveen Funds.

Fund	Net Assets as of April 30, 2014	Fund-Level Advisory Fee Schedule*	Percentage of Advisory Fees
Nuveen Minnesota Intermediate Municipal Bond Fund	$245.9 million	0.3500% for the first $125 million 0.3375% for the next $125 million 0.3250% for the next $250 million 0.3125% for the next $500 million 0.3000% for the next $1 billion 0.2750% for assets over $2 billion	45.4556%

Nuveen Minnesota Municipal Bond	$202.0 million	0.3500% for the first $125 million 0.3375% for the next $125 million 0.3250% for the next $250 million 0.3125% for the next $500 million 0.3000% for the next $1 billion 0.2750% for assets over $2 billion	45.4556%

*	As a percentage of average daily net assets.

F-1

APPENDIX G

INFORMATION REGARDING OFFICERS AND DIRECTORS OF TARGET FUND SUB-ADVISERS

NUVEEN FUND ADVISORS

The following table provides the names of the Directors and Principal Executive Officers of Nuveen Fund Advisors and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Fund Advisors listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. Currently, none of the persons listed below holds any position with the Target Funds.

Name	Position(s) with Nuveen Fund Advisors
William Adams IV	Co-President
Thomas S. Schreier, Jr.	Co-President
Kevin J. McCarthy	Managing Director, Co-General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Co-General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Co-General Counsel and Assistant Secretary
Joseph T. Castro	Managing Director, Chief Compliance Officer and UCITS Compliance Manager
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
Stuart J. Cohen	Managing Director and Assistant Secretary
John L. MacCarthy	Executive Vice President and Secretary
Margo L. Cook	Executive Vice President, Investment Services
Robert D. Luse	Executive Vice President
Stephen D. Foy	Senior Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A. Satre	Senior Vice President and Assistant Secretary
Margaret Panopoulos	Vice President and UCITS Compliance Manager
Diane S. Meggs	Vice President

G-1

NUVEEN ASSET MANAGEMENT

The following table provides the names of the Directors and Principal Officers of Nuveen Asset Management and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Asset Management listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. Currently, none of the persons listed below holds any position with the Target Funds.

Name	Position(s) with Nuveen Asset Management
William T. Huffman	President
Thomas S. Schreier, Jr.	Chairman
Kevin J. McCarthy	Managing Director, Associate General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Associate General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Associate General Counsel and Assistant Secretary
Stuart J. Cohen	Managing Director, Associate General Counsel and Assistant Secretary
Charles R. Manzoni, Jr.	Managing Director, Chief Operating Officer and General Counsel
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
John L. MacCarthy	Executive Vice President and Secretary
Robert D. Luse	Executive Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A. Satre	Senior Vice President and Assistant Secretary
Mark Slevin	Senior Vice President
Diane S. Meggs	Vice President and Chief Compliance Officer

G-2

APPENDIX H

FORMS OF NEW TARGET FUND SUB-ADVISORY AGREEMENTS

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

[NAME OF FUND]

THIS AGREEMENT is made as of the              day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for [Name of Fund] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor.    The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.         Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board of Directors of the Fund (the “Board”) or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i)—(iii).

(e)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

4.        Standard of Care.    The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraph 2 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

5.        Compensation.    In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.05% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

6.        Expenses.    The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

7.        Services to Other Companies or Accounts.    The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

8.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

9.        Term of Agreement.    Unless sooner terminated, this Agreement shall continue in effect until August 1, 2015. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.        Indemnification.    (a)         The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

11.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

12.        Disclosure.    Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 11 of this Agreement.

13.        Instructions to Custodian.    The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

14.        Representations and Warranties.    (a)        The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

15.        Miscellaneous.

(a)        Notices.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.    This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name.    The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:
Name:
Title:

Nuveen Fund Advisors, LLC

By:
Name:
Title:

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

[NAME OF FUND]

THIS AGREEMENT is made as of the             day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for [Name of Fund] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor.    The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Brokerage.    In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4.        Proxy Voting.    The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

(e)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i)—(iii).

(f)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care.    The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.

In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.25% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses.    The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts.    The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement.    Unless sooner terminated, this Agreement shall continue in effect until August 1, 2015. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.        Trade Settlement at Termination.    Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13.        Indemnification.    (a)         The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure.    (a)         Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.

16.        Instructions to Custodian.    The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

17.        Representations and Warranties.    (a)        The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.    This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name.    The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:
Name:
Title:

Nuveen Asset Management, LLC

By:
Name:
Title:

APPENDIX I

AUDIT COMMITTEE CHARTER

First American Funds

Audit Committee Charter

[As amended effective June 18, 2013]

1.         The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors1 who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate2, at least one member shall have accounting or related financial management expertise3, and at least one member shall be an “audit committee financial expert” as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.        The purposes of the Audit Committee are:

(a)        to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)        to oversee the quality of the Funds’ financial statements and the independent audit thereof;

(c)        to oversee the valuation of the securities held by the Funds;

(d)        to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and

(e)        for the Chairman or other Committee members, as needed, to act as a liaison between the Funds’ independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds’ financial statements, and the independent auditor’s responsibility is to plan and carry out a proper audit of the financial statements.

[1]	A director shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
[2]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
[3]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart NYSE MKT, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3.        To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)        to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments including, the significant assumptions underlying highly subjective estimates, any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were not implemented (as immaterial or otherwise), any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice,, and the clarity of the disclosures in the financial statements;

(b)        to meet with the Funds’ independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits, including any significant changes to the planned audit strategy or identified risks and any significant issues that the independent auditors discussed with management in connection with their appointment or retention; (ii) to review the personnel, staffing, qualifications and experience of the independent auditors, including any specialized knowledge or skill needed to perform the audits; (iii) to discuss any matters or concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures, and internal accounting controls and management’s responses thereto; (v) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds’ financial statements; (vi) to review any matters relating to the other information in documents containing the audited financial statements of the Funds; and (vii) to review the results of internal audits of areas that impact the Funds;

(c)        to prepare and deliver the audit committee reports required to be included in the closed-end Funds’ proxy statements;

(d)        to receive and consider any communications which the Funds’ principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds’ filings on SEC Form N-CSR;

(e)        to receive and consider the communications which the Funds’ independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f)        to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(g)        to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence;

(h)        at least annually, to obtain and review a report by the auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, Public Company Accounting Oversight Board (“PCAOB”) or other peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, including the independent auditors’ response to any identified accounting deficiencies and any steps taken to deal with any such issues;

(i)        to review with the independent auditors all matters required to be communicated to the Audit Committee by the independent auditors including, but not limited to: (a) the extent to which the independent auditors intend to use the Funds’ internal auditors in the audit; (b) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent auditors; (c) the detection of fraud or illegal acts; (d) any violations or possible violations of laws or regulations and to inquire of the Audit Committee with respect to any violations or possible violations; (e) any significant issues or other contentious matters for which the independent auditors have consulted outside the engagement team; (f) any disagreements or difficulties with management; (g) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (h) any consultations by management with other auditors, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent auditors can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (i) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Funds’ financial reporting process;

(j)        to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm’s services have a direct impact on the Funds’ operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(k)        to review the fees charged to the Funds by the auditors for audit and non-audit services;

(l)        to oversee the valuation of the securities held by the Funds as set forth in paragraph 4 below;

(m)        to investigate improprieties or suspected improprieties in Fund operations;

(n)        to review procedures to safeguard portfolio securities;

(o)        to review the Funds’ back-up procedures and disaster recovery plans;

(p)        to discuss policies with respect to risk assessment and risk management;

(q)        to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(r)        to set clear hiring policies for employees or former employees of the auditors; and

(s)        to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.        The Committee shall oversee the valuation of the securities held by the Funds as follows:

(a)        The Committee is responsible for overseeing the valuation of securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors of the Funds, which may be amended by the Board (the “Valuation Procedures”). Pursuant to the Valuation Procedures, a committee (the “USBAM Valuation Committee”) comprised of representatives of U.S. Bancorp Asset Management, Inc. (“USBAM”) will determine the value of a security pursuant to the Valuation Procedures in the following circumstances:

(i)        Instances in which USBAM proposes to use valuation methods other than pricing service quotations/pricing service matrix prices, broker-dealer prices or prices from a widely used quotation system in valuing whole loans and similar instruments;

(ii)        Instances in which the value for a security cannot be determined using independent pricing service quotations, independent pricing service model valuation, broker-dealer prices or prices from a widely used quotation system, or where the value obtained from any such sources is deemed to be erroneous or unreliable and where no other pricing service, valuation, dealer quotation or widely used quotation system is readily available; and

(iii)        Instances in which a Significant Event occurs prior to the time a Fund’s net asset value is calculated. For this purpose, a “Significant Event” is one that is related to a single issuer or an entire market sector that is reasonably likely to affect the value of one or more of a Fund’s portfolio securities.

(b)        The Committee is responsible for reviewing any “fair value” determinations made by the USBAM Valuation Committee, in accordance with the Valuation Procedures. In addition, the Committee is responsible for reviewing on a periodic basis certain pricing reports prepared by USBAM in accordance with the Valuation Procedures.

(c)        The Committee is responsible for monitoring pricing services used and the appropriateness of a previously determined fair value methodology, such as, for example, the pricing model used to value whole loans and similar instruments. In addition, the Committee shall oversee the Funds’ Valuation Procedures, including compensating controls to prevent and detect clerical error, and shall review at least annually the Valuation Procedures to ensure their continued appropriateness. The Committee will approve in advance any proposed changes to such pricing services or methodology or to the Valuation Procedures and present such changes for ratification to the Board of Directors of the Funds.

(d)        The Committee shall oversee the responsibility of USBAM to maintain adequate records when the Funds use “fair value” pricing.

5.        The Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least semi-annually to review the closed-end Funds’ annual and semi-annual financial statements. The Committee is empowered to hold special meetings, as circumstances require.

6.        The Committee shall regularly meet with the Treasurer of the Funds.

7.        The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

8.        The Committee also shall act as the Funds’ “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

(a)        adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b)        have the authority and responsibility:

(i)        to inform the Funds’ chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

(ii)        to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds’ Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds’ chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

(iii)        at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds’ chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

(c)        have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

9.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

10.        The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

11.        The Committee shall evaluate its own performance at least annually.

Exhibit A: Reg. S-X, Rule 2-07(a)

(a)        Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

(1)        All critical accounting policies and practices to be used;

(2)        All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

(i)        Ramifications of the use of such alternative disclosures and treatments; and

(ii)        The treatment preferred by the registered public accounting firm;

(3)        Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

(4)        If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company’s audit committee pursuant to Rule 2-01 (c)(7).

Exhibit B: Reg. S-X, Rule 2-01(c)(7)(ii)

(ii)        A registered investment company’s audit committee also must pre-approve its accountant’s engagements for non-audit services with the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company’s accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company’s audit committee pursuant to this section.

Exhibit C: Reg. S-X, Rule 2-01(c)(7)(i)(B)

(B)        The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee of the issuer or registered investment company, provided the policies and procedures are detailed as to the particular service and the audit committee is informed of each service and such policies and procedures do not include delegation of the audit committees responsibilities under the Securities Exchange Act of 1934 to management; . . .

APPENDIX J

GOVERNANCE COMMITTEE CHARTER

FIRST AMERICAN FUNDS

GOVERNANCE COMMITTEE

CHARTER

(Effective June 18, 2013)

I.	Purpose

The purpose of the Governance Committee is to oversee the Board’s governance processes.

II.	Composition

The Governance Committee shall be composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members.

III.	Responsibilities

The Committee will have the following responsibilities:

Board Composition

•

Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are “interested” or “disinterested” within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates’ qualifications for Board membership and, with respect to persons being considered to join the Board as “disinterested” directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to “disinterested” director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as “disinterested” directors: (1) a close family member[1] of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund’s affiliate.

•	Review, annually, the independence of all Independent Directors and report its findings to the Board.

•	Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

[1]	“Close family member” includes any member of the immediate family and any aunt, uncle or cousin.

•	Recommend to the Board a successor to the Board Chair when a vacancy occurs.

•	Consult with the Board Chair regarding the Board Chair’s recommended Committee assignments.

Committee Structure

•	Assist the Board Chair in his or her annual review of the Board’s Committee structure and membership.

Director Education

•

Develop an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

•	Encourage and monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

•	Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

•	Manage the Board’s education program in a cost-effective manner.

Governance Practices

•	Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.

•

As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

•	Review annually adherence to the Board’s guideline that each Director maintain an ownership stake in the Funds.

•	Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	If requested, assist the Board Chair in overseeing the Board’s self-evaluation process undertaken each year by the Independent Directors.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Review new industry reports and “best practices” applicable to the FAF complex as they are published.

•	In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

•	Report the Committee’s activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

•	Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.	Retention of Experts

The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

APPENDIX K

NUVEEN BOARD MEMBERS

Immediately preceding the consummation of the Mergers, the Acquiring Fund’s Board will consist of the Nuveen Board Members described below. The names, business addresses and birthdates of the Nuveen Board Members their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of June 10, 2014, Nuveen Board Members are directors or trustees, as the case may be, of 108 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 93 Nuveen-sponsored closed-end funds (together with the Nuveen Mutual Funds, the “Nuveen Funds”), except for William Adams IV and Thomas S. Schreier, Jr., who are each directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 93 Nuveen-sponsored closed-end funds.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Nuveen Board Members who will not be interested persons

William J. Schneider(1) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Board Member	N/A	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1996.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1940	Board Member	N/A	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1996.

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	N/A	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1999.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	N/A	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2004.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	N/A	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2005.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	N/A

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001);

formerly, Trustee at St. Edmund Preparatory School in New York City.

				201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2013.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	N/A	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 1997.

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	N/A	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2007.

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Board Member	N/A	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2011.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Terence J. Toth(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	N/A	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2008.

Name, Address and Year of Birth	Position(s) to Be Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Nuveen Board Member	Other Directorships Held by Nuveen Board Member During the Past Five Years
Board Members who will be “interested persons”

William Adams IV(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	N/A	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	125	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2013.

Thomas S. Schreier, Jr.(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	N/A	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125	See Principal Occupation Description; Director/ Trustee in the Nuveen Fund Complex since 2013.

(1)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(2)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(3)	Each of Messrs. Adams and Schreier is an “interested person” of the Nuveen Funds as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

Additional biographical information with respect to the individuals who will become Board Members of the Acquiring Fund is set forth below.

William Adams IV

Mr. Adams, an interested Board Member of the Nuveen Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Nuveen Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the

Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994)

and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

APPENDIX L

OFFICERS OF THE FUNDS

The following table provides the current officers of the Target Funds and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. Officers receive no compensation from the Target Funds.

Name and Year of Birth	Position with the Target Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Joseph M. Ulrey III(1) 1958	President	Term: Annual Length of Service: Since 2011	Chief Executive Officer and President of U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.

Eric J. Thole(1) 1972	Vice President	Term: Annual Length of Service: Since 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.

Jill M. Stevenson 1965	Treasurer	Term: Annual Length of Service: Treasurer since 2011; Assistant Treasurer, 2005-2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.

Name and Year of Birth	Position with the Target Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Ruth M. Mayr(1) 1959	Chief Compliance Officer	Term: Annual Length of Service: Since 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.

Carol A. Sinn(1) 1959	Anti-Money Laundering Officer	Term: Annual Length of Service: Since 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.

Richard J. Ertel(1) 1967	Secretary	Term: Annual Length of Service: Secretary since 2011; Assistant Secretary, 2006-2010 and 2003-2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.

Scott F. Cloutier 1973	Assistant Secretary	Term: Annual Length of Service: Since 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser

(1)	Messrs. Ulrey, Thole and Ertel and Mses. Mayr and Sinn are each officers of U.S. Bancorp Asset Management, Inc.
(2)	Information as of June 11, 2014.

The following table provides the Nuveen personnel who are expected to become officers of the Acquiring Fund as of the Closing Date and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Officers will receive no compensation from the Acquiring Fund.

Name and Year of Birth	Position to be held with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Gifford R. Zimmerman 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006–2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Name and Year of Birth	Position to be held with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Cedric H. Antosiewicz 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.

Margo L. Cook 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.

Lorna C. Ferguson 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.

Stephen D. Foy 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.

Name and Year of Birth	Position to be held with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Scott S. Grace 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Walter M. Kelly 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.

Tina M. Lazar 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.

Name and Year of Birth	Position to be held with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Kevin J. McCarthy 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.

Name and Year of Birth	Position to be held with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

Joel T. Slager 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (2008-2010).

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of June 10, 2014.

First American Funds

P.O. Box 1330

Minneapolis, Minnesota 55440-1330

(800) 677-3863

www.firstamericanfunds.com

MXA-MXN-0614

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

FUNDS

Minnesota Municipal Income Portfolio Inc.

First American Minnesota Municipal Income Fund II, Inc.

Please detach at perforation before mailing.

PROXY	FIRST AMERICAN CLOSED-END FUNDS	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 15, 2014

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of preferred shares of the Fund(s) referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of the Fund(s), held by the undersigned at the annual meeting of shareholders of the Fund(s) to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on August 15, 2014, and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Annual Meeting and the Joint Proxy Statement is acknowledged by your execution of this Proxy.

Note: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[ ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholders Meeting to Be Held on August 15, 2014

The Joint Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/faf-25749

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Directors: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number(s) on the line provided.

01. Roger A. Gibson	02. John P. Kayser	03. Leonard W. Kedrowski
04. Richard K. Riederer	05. James M. Wade

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Minnesota Municipal Income Portfolio Inc.	☐	☐	☐

02 First American Minnesota Municipal Income Fund II, Inc.	☐	☐	☐

2.	To transact any other business properly brought before the meeting.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[                    ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

FUNDS

Minnesota Municipal Income Portfolio Inc.

First American Minnesota Municipal Income Fund II, Inc.

Please detach at perforation before mailing.

PROXY	FIRST AMERICAN CLOSED-END FUNDS	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 15, 2014

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of preferred shares of the Fund(s) referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of the Fund(s), held by the undersigned at the special meeting of shareholders of the Fund(s) to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on August 15, 2014, and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Special Meeting and the Joint Proxy Statement is acknowledged by your execution of this Proxy.

Note: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[ ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholders Meeting to Be Held on August 15, 2014

The Joint Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/faf-25749

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” Proposals 1, 2.a and 2.b.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve an Agreement and Plan of Merger pursuant to which Minnesota Municipal Income Portfolio Inc. and First American Minnesota Municipal Income Fund II, Inc. (each, a “Target Fund”) will merge with and into NMMIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company organized as a wholly-owned subsidiary of Nuveen Minnesota Municipal Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with common shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of each Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

	FOR	AGAINST	ABSTAIN
01 Minnesota Municipal Income Portfolio Inc.	☐	☐	☐

02 First American Minnesota Municipal Income Fund II, Inc.	☐	☐	☐

2.a.	To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, LLC.

	FOR	AGAINST	ABSTAIN
01 Minnesota Municipal Income Portfolio Inc.	☐	☐	☐

02 First American Minnesota Municipal Income Fund II, Inc.	☐	☐	☐

2.b.	To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC.

	FOR	AGAINST	ABSTAIN
01 Minnesota Municipal Income Portfolio Inc.	☐	☐	☐

02 First American Minnesota Municipal Income Fund II, Inc.	☐	☐	☐

3.	To transact any other business properly brought before the meeting.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[                    ]